UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
(RULE 14c-101)
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Check the appropriate box:
☐ Preliminary information statement.
☐ Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☑ Definitive information statement.
ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
(Name of Registrant as Specified in its Charter)
Payment of filing fee (check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14c-5((g) and 0-1 I.

Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined):

Proposed maximum aggregate value of transaction:

Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of’ its filing.

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ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
E-4, Floor 3, Haijin Square, Taizi Road, Nanshan District
Shenzhen, PRC 518067
INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY
The board of directors of Asia Electrical Power International Group Inc., a Nevada corporation (the “Company,” “we” and/or “our”), is furnishing this Information Statement to all holders of record of the issued and outstanding shares of the Company’s common stock, par value $0.001 per share, as of the close of business on August 13, 2010 (the “Approval Record Date”), in connection with a transaction that will result in the termination of the registration of our common stock under the federal securities laws. This will eliminate the significant expense required to comply with the reporting and related requirements under these laws. Often referred to as a “going-private transaction,” the transaction is a reverse split of our common stock whereby each 500 shares of our common stock will be converted to one share of our common stock. The reverse stock split will be accomplished pursuant to an amendment to our Articles of Incorporation (the “Amendment”), a copy of which is attached hereto as Appendix A and is incorporated herein by this reference. Holders of less than one whole share after completion of the reverse stock split will receive cash in lieu of fractional interests in an amount equal to $0.068 for each pre-split share that becomes a fractional interest. As a result, shareholders owning fewer than 500 shares of our common stock prior to the reverse stock split at the close of business on the effective date of the reverse stock split will no longer be shareholders of the Company. Shareholders owning 500 or more shares of our common stock on a pre-split basis on the effective date of the reverse stock split will not be entitled to receive cash in lieu of whole or fractional shares of our common stock resulting from the reverse stock split. The $0.068 per share price to be paid for fractional shares represents the fair value for a share of our common stock as determined by a special committee (the “Special Committee”) of our board of directors. The board of directors established the Special Committee, consisting of the sole independent member of our board of directors, to evaluate and review the going-private transaction. The Special Committee based its determination of fair value upon, among other things, the valuation report of Loveman-Curtiss, Inc., our financial advisor.
We are not asking you for a proxy and you are requested not to send us a proxy. Yulong Guo, our President and Chief Executive Officer, and Xiaoling Chen, our Secretary, (collectively, the “Principal Group”) and Ying Yang, a shareholder holding approximately 8.85% of the Company’s common stock, collectively hold shares representing approximately 70.8% of the votes entitled to be cast at a meeting of the Company’s shareholders, and previously consented in writing to the proposed reverse stock split and going-private transaction. The elimination of the need for a special meeting of the shareholders to approve the reverse stock split is authorized by Section 78.320 of the Nevada Revised Statutes. That Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take action at a meeting at which all shares entitled to vote on the matter were present and voted, may be substituted for the special meeting.
The Company is engaging in the reverse stock split in order to reduce its number of shareholders of record to fewer than 300 and subsequently terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after which the Company will no longer be subject to the public reporting obligations under federal securities laws, thereby “going private.” The Company and the members of the Principal Group are filing a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the Securities and Exchange Commission simultaneously with the filing of this Information Statement. As soon as practicable after the filing of the Amendment, the Company will terminate (i) its periodic reporting obligations under Sections 13 and 15 (d) of the Exchange Act; (ii) the registration of its common stock under Section 12(g) of the Exchange Act; and (iii) the quotation of its common stock on the OTC Bulletin Board.
We are pleased to take advantage of the Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are posting this Information Statement on an independent third-party-maintained internet website www.proxydocs.com/aepw and mailing to all of our stockholders of record a two-page Notice of Availability of Information Statement instead of a printed copy of this Information Statement. The Notice of Availability of Information Statement you have received provides instructions on how to access and review this Information Statement and also instructs you on how to request a printed copy of this Information Statement. We believe this process of sending a two-page notice reduces the environmental impact of printing and distributing hard copy materials and lowers the costs of such printing and distribution. The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing and assembling this Information Statement and mailing the Notice of Availability of Information Statement. The Company anticipates that the Notice of Availability of Information Statement will be sent or given on or about August 18, 2010 to the record holders of common stock as of the close of business on the Approval Record Date, and that the amendment will be filed with the Nevada Department of State and become effective no earlier than the 40th day after this Information Statement is sent or given to those holders of common stock.

Under Nevada law, shareholders are entitled to dissenters’ rights of appraisal in connection with this type of going-private transaction. The accompanying Information Statement contains details on the transactions described in this letter, including important information concerning the reverse stock split and the de-registration of our common stock, as well as the dissenters’ rights of appraisal. We urge you to read it very carefully.
neither the securities and exchange commission nor any state securities commission has approved or disapproved the transaction described herein, passed upon the merits or fairness of the proposed transaction or passed upon the adequacy or accuracy of the disclosure in this document. any representation to the contrary is unlawful and a criminal offense. no person is authorized to give any information or to make any representation not contained in this document or related schedule 13E-3, and if given or made, such information or representation should not be relied upon as having been authorized by us.

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SUMMARY TERM SHEET
This summary term sheet highlights selected information from this Information Statement. This summary term sheet, however, may not contain all of the information that is important to you. For a more complete description of the reverse stock split, you should carefully read the entire Information Statement and all of its appendixes. For your convenience, we have directed your attention to the location in this Information Statement where you can find a more complete discussion of each item listed below.
As used in this Information Statement, “AEPW,” the “Company,” “we,” “our” and “us” refer to Asia Electrical Power International Group Inc.
The reverse stock split is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to, and, if completed, it will enable us to terminate the registration of our common stock under Section 15(d) of the Exchange Act and terminate our duty to file periodic reports with the Securities and Exchange Commission (“SEC”). In connection with the reverse stock split, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.

•	Reverse Stock Split: We will effect a share combination or “reverse stock split” of our common stock whereby each 500 outstanding shares of our common stock will be converted into one whole share, and in lieu of our issuing fractional shares to shareholders owning less than one whole share of common stock after effectiveness of the share combination, we will pay cash equal to $0.068 multiplied by the number of pre-split shares held by a shareholder who owns fewer than 500 shares immediately prior to the split. Shareholders with fewer than 500 shares immediately prior to the reverse stock split will have no further equity interest in AEPW and will become entitled only to a cash payment equal to $0.068 times the number of pre-split shares. In addition, we will effect a reverse split of our preferred stock, all of the outstanding shares of which are held by our President and Chief Executive Officer. See “Background — Structure of the Transaction” starting on page 18.

•	Approval of Shareholders: Consummation of the reverse stock split requires the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock as of the Approval Record Date. The members of the Principal Group and Ms. Yang, who hold approximately 70.8%, of the issued and outstanding shares of the Company, approved the reverse stock split by written consent. See “Special Factors — Board of Directors and Shareholder Approval” starting on page 15.

•	Timing: The Company intends to effect the reverse stock split as soon as practicable after all filing requirements have been satisfied. The Company proposes to consummate the reverse stock split no earlier than the 40th day after the date on which we first mail the Notice of Internet Availability of Information Statement to our shareholders. The effective date of the reverse stock split will be the date the Company files a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State (the “Effective Date”).

•	Purpose of Transaction: The primary purpose of the reverse stock split is to reduce the number of our shareholders of record to less than 300, thereby allowing us to “go private.” We would do so by promptly filing a Certificate of Termination of Registration (SEC Form 15) with the Securities and Exchange Commission under Section 15(d) of the Exchange Act as soon as possible after consummation of the reverse stock split so that we would no longer be required to file annual, quarterly or current reports. See “Special Factors — Purpose and Reasons for the Reverse Stock Split” starting on page 7, and “Background — Structure of the Transaction” starting on page 18.

•	Reasons for Transaction: Based on our relatively small size and limited financial resources, the Company does not believe that the costs and burdens of maintaining its status as a public company is justified given the high cost (in terms of both human capital and actual cash outlays) of remaining a public company, in the absence of interest from institutional investors and securities research analysts, and our inability to access the capital markets.

•	Approval of Special Committee: Our board of directors appointed the Special Committee, composed of our sole independent director, to evaluate, review and approve, if appropriate, various strategic alternatives to take the Company private. The Special Committee retained the firm of Loveman-Curtiss, Inc., an independent business appraisal firm, to render a valuation report to the Special Committee, as to the fairness, from a financial point of view, of the price to be paid for fractional shares in a going private transaction involving a reverse stock split. After careful consideration, the Special Committee has determined that the reverse stock split is procedurally and substantively fair to and in the best interest of all of our unaffiliated shareholders. See “Special Factors — Fairness of the Reverse Stock Split” starting on page 8 and “Special Factors — Reports, Opinions or Appraisals” starting on page 12.

•	Fairness Determination by Board of Directors: The board of directors of the Company reasonably believes that the reverse stock split is substantively and procedurally fair to the shareholders of the Company. In making this determination, the board of directors considered many factors, including the analysis and conclusions set forth in the valuation report of Loveman-Curtiss, Inc. that the price being offered for fractional shares is fair. See “Special Factors — Fairness of the Reverse Stock Split” starting on page 8.

•	Fairness Determination of Principal Group: The members of the Principal Group have adopted the analysis and conclusions set forth in the valuation report of Loveman-Curtiss, Inc., as well as the findings of our Special Committee and board of directors regarding the reverse stock split. Each of the members of the Principal Group reasonably believes that the reverse stock split is substantively and procedurally fair to the shareholders of the Company. See “Special Factors — Fairness of the Reverse Stock Split” starting on page 8.

•	Dissenters’ Rights: Upon effectiveness of the reverse stock split, any shareholder who believes that the $0.068 per share price is unfairly low will have the right to object and have a court in Nevada determine the value of such stockholder’s shares, and to be paid the appraised value determined by the court, which could be more or less than the $0.068 per share. A dissenters’ rights notice will be mailed to shareholders promptly after the Effective Date of the reverse stock split. See “Special Factors — Dissenters’ Rights” starting on page 17.

•	Effect of Transaction: Following consummation of the reverse stock split, each remaining shareholder, including affiliates and members of management owning common stock, will own an increased percentage of our outstanding common stock than such shareholder held prior to the reverse stock split. We do not anticipate any changes in our board or management following the reverse stock split. While the Company and members of the Principal Group have generally discussed the concept of further reducing the number of the Company’s shareholders, neither the Company nor members of the Principal Group have any present intention of changing the Company’s business operations as a result of the reverse stock split or to engage in any extraordinary transactions, such as a merger or sale of assets. See “Special Factors - Effects of the Reverse Stock Split” starting on page 10.

•	Source and Amount of Funds: The total amount of funds necessary to make the cash payments to shareholders in connection with the reverse stock split is estimated to be approximately $2,791. The Company expects that all of the funds necessary to carry out the reverse stock split will come from our currently available cash. See “Special Factors - Effects of the Reverse Stock Split” starting on page 10.

•	Certificates: Shareholders should not send stock certificates to the Company at this time. After the reverse stock split is effected, shareholders will be notified about forwarding certificates and receiving payment, and, if applicable, replacement certificates.

•	Tax Consequences: A shareholder who receives no cash payment as a result of the reverse stock split will not recognize any gain or loss for United States federal income tax purposes. A shareholder who receives a cash payment for a fractional share of our common stock as a result of the reverse stock split and who does not continue to hold our shares directly or indirectly immediately following the reverse stock split, will recognize capital gain or loss for United States federal income tax purposes, equal to the difference between the cash received for the common stock and the aggregate adjusted tax basis in such stock. See “Federal Income Tax Consequences of the Reverse Stock Split” starting on page 21.

•	Shareholder Rights: The reverse stock split has been approved through the written consent delivered by the holders of a majority of the voting shares of the Company. No further shareholder action is required to approve the reverse stock split. Shareholders will have dissenters’ rights, or so-called appraisal rights, under Nevada law. See “Special Factors — Board of Directors and Shareholder Approval” starting on page 15 and “Special Factors - Dissenters’ Rights” starting on page 17.

•	Reservation of Right to Terminate or Change the Terms of the Reverse Stock Split: The Company retains the right to terminate or modify the terms of the reverse stock split if it determines that the reverse stock split is not in the best interest of AEPW and its shareholders. If we determine to cancel the reverse stock split, we may pursue other strategies which will result in our going private, including a change in the ratio of our reverse stock split.

•	Payment and Exchange of Shares: As soon as practicable after the Effective Date, we will cause to be sent to each shareholder owning fewer than 500 pre-reverse stock split shares an instruction letter describing the procedure for surrendering stock certificates in exchange for the cash payment. Upon receipt of properly completed documentation and stock certificates (if applicable), each such shareholder will be entitled to receive the cash payment. See “Special Factors — Effects of the Reverse Stock Split” starting on page 10.

•	Continuing Shareholders: Shareholders owning 500 or more shares of our common stock on the Effective Date will continue to be a shareholder after the reverse stock split becomes effective. Such shareholders will not receive any cash payment for their whole or fractional shares. See “Special Factors — Effects of the Reverse Stock Split” starting on page 10.

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•	Shareholders with Shares Held in Street Name: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Information Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the shareholder of record. Although the reverse stock split is designed to reduce the number of shareholders of record, we will treat shareholders holding common stock in street name in substantially the same manner as shareholders whose shares are registered in their names for purposes of the reverse stock split. However, banks, brokers or other nominees may have different procedures, and shareholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
     This document contains certain statements of a non-historical nature constituting “forward-looking statements”. Such forward-looking statements may be identified by the use of terminology such as “may”, “will”, “expect”, “anticipate”, “estimate”, “should”, “or “continue” or the negative thereof or other variations thereof or comparable terminology. Those statements may include statements regarding the intent , belief or current expectations of the Company or its officers with respect to: (i) the Company’s plans and ability to complete the reverse stock split and subsequent deregistration of its common stock, (ii) the expenses associated with the reverse stock split and the subsequent deregistration, (iii) the number of shareholders following the reverse stock split, and (iv) the Company’s financial condition, operating results and capital resources following the reverse stock split. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those results currently anticipated or projected. Although the Company believes that the assumptions on which the forward-looking statements contained herein are reasonable, any of the assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or nonoccurrence of future events. There can be no assurance that the forward-looking statements contained in this document will prove to be accurate. We undertake no obligation to release publicly the result of any revisions to these forward-looking statements, except as required by law. The “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, however, do not apply to going-private transactions.

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SPECIAL FACTORS
Background of the Transaction
     In recent years, we have derived minimal benefits from being a reporting company. Our common stock has failed to attract institutional investors or market research attention which could have created a more active and liquid market for our common stock. Relatively low trading volume and low market capitalization have reduced the liquidity benefits to our shareholders.
     Our board of directors does not presently intend to raise capital through sales of securities in a public offering or to acquire other business entities using stock as consideration. Accordingly, we are not likely to make use of the advantages (for raising capital, effecting acquisitions or other purposes) that our status as a reporting company may offer. For a more detailed discussion of the ways in which we have not enjoyed the benefits typically afforded by public company status, please see “Special Factors — Reasons for the Transaction” below.
     We incur direct and indirect costs associated with compliance with the Exchange Act’s filing and reporting requirements imposed on public companies. The cost of this compliance has increased significantly with the implementation of the provisions of the Sarbanes-Oxley Act of 2002. We are seeking to undertake the reverse stock split at this time because of the significant costs and burdens associated with compliance with the internal control audit requirements of Section 404 of Sarbanes-Oxley. The cost of complying with Section 404’s internal control audit requirements is unduly burdensome and costly considering our size, because we do not have adequate personnel to implement the requirements of Section 404(b) and would incur substantial costs to enact such procedures. We also incur substantial indirect costs as a result of, among other things, the executive time expended to prepare and review our public filings. As we have relatively few executive personnel, these indirect costs can be substantial.
     In light of these circumstances, beginning in the summer of 2009, our board of directors had informal discussions regarding the possibility of deregistering our common stock with the view that such deregistration would relieve us of the administrative burden, cost and competitive disadvantages associated with filing reports and otherwise complying with the requirements imposed under the Exchange Act. Upon considering the expense of compliance with Sarbanes-Oxley as compared to the benefit we obtained from being a publicly registered company, our board of directors began investigating the various alternative methods by which we could deregister.
     The matter was formally introduced to the board of directors in a meeting of the board of directors held on July 15, 2009. At the request of the Company’s President, the Company’s U.S. legal counsel, with the advice and assistance of the Company’s Chinese counsel, provided the board of directors with a summary of the process relating to deregistration of our common stock and available alternatives to achieve deregistration. Our U.S. legal counsel provided a summary of the process and discussed a few examples of going-private transactions, and participated in a question and answer session with the board of directors regarding those topics, including the amount of time and expense generally associated with these types of transactions. After discussion, the board of directors declared that it wished to further investigate the alternative going-private transactions presented by the Company’s legal counsel.
     On August 5, 2009, the board of directors held another meeting, at which the Company’s U.S. and Chinese legal counsel were present, to engage in further discussions regarding the advisability of engaging in a going-private transaction. The Company’s U.S. counsel provided the board of directors with further information regarding the various alternative structures for the reverse stock split, including the estimated time and costs associated with them, and the SEC reporting and filing requirements relating to certain of those alternatives. The board of directors also discussed the advisability of appointing an independent director to the board of directors who could serve as the Special Committee for purposes of, among other things, evaluating the feasibility of going private, retaining such financial advisors as he deemed necessary and to consider the fairness of any such transaction on the Company’s non-affiliated shareholders.
     On October 12, 2009, the board of directors held a telephonic board meeting at which time it appointed Jiansheng Xu to serve as an independent director on the board of directors to fill the vacancy created by the resignation of Dudley Delapenha in September 2008. The board of directors then established the Special Committee to review, evaluate, and if appropriate, approve a going-private transaction, and appointed Mr. Xu to serve as the sole member of that Special Committee. The Special Committee was directed by the board of directors to continue exploring the reverse stock split method as well as other alternative methods to going private, and to engage in discussions with professional advisors relating to the going-private transaction, including the possible engagement of an appraisal firm or investment bank with regard to a fairness opinion relative to consideration to be paid to shareholders who would receive a cash payment.

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     Later that day, on October 12, 2009, the Special Committee met with representatives of the Company’s U.S. legal counsel and Chinese legal counsel to, among other things, discuss the objectives and responsibilities of the Special Committee and factors to be considered by the Special Committee in connection with its evaluation of proposed going-private transactions. The discussion included issues relating to the advantages and disadvantages of going private, the alternative methods of going private, and considerations relating to the fairness to both the shareholders cashed out in such a transaction and those shareholders who continue to be shareholders. Additionally, the Special Committee and representatives of the Company’s U.S. legal counsel and Chinese legal counsel discussed the involvement of professional advisors in the transaction, including the retention of an appraisal firm or investment bank to deliver a fairness opinion. The Special Committee instructed U.S. legal counsel to recommend to the Special Committee an independent business valuation firm to give a fairness opinion in connection with such transaction.
     On October 16, 2009, the Special Committee held a meeting to review a proposal from Loveman-Curtiss, Inc., an independent business valuation firm, with respect to providing the Special Committee with a fairness opinion if necessary. At the meeting, a representative of Loveman-Curtiss, Inc. detailed the firm’s professional experience and provided the Special Committee with examples of similar transactions in which it had been involved as well as a summary of its process and timeline in preparing a fairness opinion. At the meeting, the Special Committee, in consultation with the Company’s U.S. legal counsel and Chinese legal counsel, concluded that it was in the best interests of the Company and its shareholders to obtain a fairness opinion with respect to shareholders to be cashed out as part of any going-private transaction to be completed by the Company. At this meeting, the Special Committee determined to retain Loveman-Curtiss, Inc. to deliver a fairness opinion with respect to the consideration to be received by shareholders who would be cashed out in connection with any going-private transaction.
     Following the meeting of the Special Committee on October 16, 2009, Mr. Xu, acting as the Special Committee and with the assistance of the Company’s U.S. legal counsel, considered the various alternatives for going private, including those that had initially been presented to the board of directors in July 2009. The Special Committee also reviewed certain internal financial information and a report prepared by Company personnel with respect to the costs incurred by the Company in connection with its SEC-reporting status and forecasted cost-savings that would result from a termination of its SEC registration (the “Annual Savings Chart”), a copy of which is attached as Appendix E. Based upon its analysis of this information, and discussions with the Company’s U.S. legal counsel, the Special Committee determined that completion of a going-private transaction through a reverse stock split was the preferred method of accomplishing the goals of the going-private transaction. At the conclusion of the meeting, the Special Committee engaged Loveman-Curtiss, Inc. to provide an opinion as to the fairness, from a financial perspective, to the shareholders whose shares were to be purchased in the reverse stock split, of the consideration to be paid to such shareholders in the reverse stock split.
     On October 23, 2009, the Special Committee met with the entire board of directors and representatives of the Company’s U.S. legal counsel and Chinese legal counsel. At this meeting, Mr. Xu, on behalf of the Special Committee, advised the board of directors that he had determined that it was in the best interest of the Company and its shareholders to go private, and that the preferred method to accomplish this was through a reverse stock split that would reduce the number of shareholders of the Company to less than 300 and thereby enable the Company to terminate its SEC-reporting and filing requirements. Mr. Xu identified those matters considered in connection with his determination, including the significant cost savings to be realized by the Company and the absence of meaningful benefits to the Company in being an SEC-reporting company. Mr. Xu also summarized the Special Committee’s analysis of the alternative going-private structures considered by the Special Committee, and the reasons that the Special Committee recommended using the reverse stock split. The board of directors raised several questions regarding the proposed transaction and similar transactions completed by other companies. Company employees present at the meeting also discussed with the board of directors certain other considerations in completing a going-private transaction, including a discussion as to the estimated cost savings to the Company by completing the reverse stock split.
     On October 30, 2009, the board of directors met with Rand M. Curtiss, President of Loveman-Curtiss, Inc., and representatives of the Company’s U.S. legal counsel and Chinese legal counsel to discuss, among other things, the draft valuation report of Loveman-Curtiss, Inc, dated October 29, 2009 (“Draft Valuation Report”) provided to the board of directors on October 29, 2009. The Draft Valuation Report is attached as Appendix F. Mr. Curtiss explained the approaches being used by his firm to value the Company’s shares in connection with the proposed going-private transaction. He discussed the elements of each approach and stated that he believed that the fairest and most accurate valuation would be derived from utilizing a combination of the Asset and Market approaches with more weighting given to the Market approach. He further described the various factors that would be considered as part of his firm’s valuation process. Mr. Curtiss noted that in the Draft Valuation Report he had preliminarily determined that the fair market value of one share of the Company’s common stock was $0.08 but that he would consider additional information prior to providing the final valuation.
     Later that same day, a meeting of the Special Committee was held. The Special Committee also met with Mr. Curtiss, and representatives of the Company’s U.S. legal counsel and Chinese legal counsel. The Special Committee, having received and reviewed the Draft Valuation Report prior to the meeting, asked Mr. Curtiss several questions regarding his analysis, and the assumptions and calculations contained in the Draft Valuation Report, including the valuation he assumed for purposes of valuing the Company’s land use rights under the Asset Approach. The Special Committee noted that, in the event of the Company’s liquidation, there was no assurance that these rights would remain as assets of the Company. Mr. Curtiss took note of this new information and

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discussed the various elements of the valuation approaches being used in connection with valuing the Company’s shares and stated that he believed that the fairest and most accurate valuation would be derived from utilizing a combination of the Asset and Market approaches with more weighting given to the Market approach. At the conclusion of Mr. Curtiss’ presentation, the Special Committee stated that it would further consider the information received from Loveman-Curtiss, Inc. regarding the valuation of the Company’s shares in connection with a going-private transaction, and requested that Loveman-Curtiss, Inc. review the Company’s Fiscal 2009 third quarter financial information and take into consideration the possibility that the Company’s land use rights would be lost upon liquidation prior to the preparation of a final valuation report. Mr. Curtiss stated that he would review that information as well as conduct further analysis of publicly available information about the Company prior to providing the final valuation report.
     On November 11, 2009, the Special Committee again met with Mr. Curtiss as well as with representatives of the Company’s U.S. legal counsel and Chinese legal counsel at which time the Special Committee reviewed an updated valuation report from Loveman-Curtiss, Inc (the “Final Valuation Report”) stating that the fair value of each pre-split share was $0.068. A copy of the Final Valuation report is attached as Appendix G. Mr. Curtiss explained that this valuation was derived by assigning a 10% weighting to the Asset Approach value ($0.09) and a 90% weighting to the Market Approach value ($0.066). Mr. Curtiss advised the Special Committee that he had adjusted the relative weightings given to these approaches in the Draft Valuation Report (50/50) to reflect the possible loss of the land use rights upon liquidation. Mr. Curtiss also noted that the Final Valuation Report reflected a 15% premium to the value of the Company’s shares obtained using the Market Approach, the mid-point in going-private premiums reflected by recent going-private transactions as reflected by the statistical reports of Mergerstat, a private company that compiles comprehensive financial information in the mergers and acquisitions marketplace.
     The Special Committee, considering the various factors set forth in the Final Valuation Report and in its previous deliberations and discussions, determined $0.068 per pre-split share, as Loveman-Curtiss, Inc. has determined as fair market value of one Company share in its Valuation Report, to be the fair value of each pre-split share and approved the reverse stock split as fair and in the best interests of AEPW and our unaffiliated shareholders. The Special Committee then approved the going-private transaction to be structured as a 500:1 reverse stock split. The 500:1 exchange ratio was chosen because it would, based on currently available information, reduce the number of the Company’s record shareholders to well below 300 and would permit the Company to deregister its shares even should there be an unexpected change in the number of record shareholders of the Company after the public announcement of the reverse stock split. The Special Committee instructed the Company’s U.S. legal counsel to prepare appropriate legal documentation and all necessary shareholder disclosure documents with the Securities and Exchange Commission and to take such further action as may be necessary in order to consummate the reverse stock split. The Special Committee requested that Loveman-Curtiss, Inc. deliver a fairness opinion based upon its Final Valuation Report to be attached to such filings as may be required. The fairness opinion is attached here as Appendix H.
Purpose and Reasons for the Reverse Stock Split
     The purpose of the reverse stock split is to reduce the number of record holders of our common stock to fewer than 300 so that we will be eligible to terminate the public registration of our common stock under the Exchange Act. Provided that the reverse stock split has the intended effect, we will file to deregister our common stock, the effect of which will be to terminate the eligibility of our common stock for quotation on the Over-The-Counter Bulletin Board (“OTCBB”). The Company anticipates that the registration of its common stock will terminate approximately 90 days after the Effective Date.
     The Company has derived only minimal benefits from being an SEC-reporting company. Our common stock has failed to attract institutional investors or market research attention. This has resulted in a very low trading volume and market capitalization, which has limited the liquidity benefit to our shareholders. Additionally, we are not currently contemplating a capital raise or other significant transaction through issuance of equity.
     The legal requirements of public companies, including those enacted pursuant to the Sarbanes-Oxley Act of 2002, create large administrative and financial burdens for any public company. While certain requirements of that law were not immediately applicable to the Company, it became apparent that, in near future, the Company would be required to incur additional compliance expenses as additional provisions of that law became applicable to the Company. If we cease to be subject to the reporting requirements under the Exchange Act, we estimate that our savings will be approximately $633,400 per year, including, legal, accounting and printing fees attributable to complying with such reporting requirements. We would also expect reductions in other administrative costs associated with being a public company, including investor relation expenses.
     Our management does not believe that we can prudently pay the expense of complying with these legal requirements in light of the fact that we have not realized many of the benefits normally presumed to result from being a publicly traded company such as the development or existence of an active trading market for our common stock, an enhanced corporate image, and the ability to use our common stock to attract, retain and grant incentives to employees.

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     We expect to benefit from substantial cost savings as a result of the reverse stock split and “going private”, primarily from avoiding various Exchange Act compliance costs. The going private transaction will also allow our management and employees to devote more time and effort to improving our operations by eliminating the time spent complying with our financial reporting requirements under the Exchange Act and managing shareholder relations.
     In light of these factors, the board of directors and each of the members of the Principal Group reasonably believe that the Company should go private through the reverse stock split. The Company and each of the members of the Principal Group believe that the Company will reduce the Company’s expenses since it will no longer need to incur those costs associated with compliance with the public reporting requirements of a public company. Moreover, the reverse stock split will provide shareholders with fewer than 500 pre-split shares with an efficient way to cash out their investment because we will pay all transaction costs in connection with the reverse stock split. Otherwise, shareholders with small holdings would likely incur brokerage fees that are disproportionately high relative to the market value of our common stock.
Fairness of the Reverse Stock Split
     In the course of reaching its decision to implement the reverse stock split, the Special Committee considered various factors that would affect both shareholders who retain their shares of our common stock and those that would be cashed-out. The Special Committee made its determination that the transaction was fair to (i) our unaffiliated shareholders that will be cashed-out and (ii) our unaffiliated shareholders that will continue to hold our common stock after the reverse stock split.
     The Special Committee considered the following factors in determining that the transaction is fair to our unaffiliated shareholders to be cashed out:
•	the opinion of Loveman-Curtiss, Inc. that, as of November 11, 2009, the date of its opinion, that the consideration to be paid to cashed-out shareholders in the reverse stock split is fair, from a financial point of view, to such shareholders;

•	the historical trading price of our common stock on the OTCBB since trading began in May 2007, in particular the 50-day average trading price of $0.0576 per share which is 15% lower than the $0.068 being paid to the cashed-out shareholders in the reverse stock split;

•	the net book value of the Company was considered by the Special Committee in the context of considering the Asset Approach valuation provided by Loveman-Curtiss, Inc. in its Final Valuation Report which was based on a consideration of the realizable value of the Company’s assets and liabilities, and then applying the discounts to such value as determined to be reasonable by Loveman-Curtiss, Inc.;

•	the liquidation value of the Company, which after applying the applicable lack of control discount and lack of marketability discount, both as calculated by Loveman-Curtiss, Inc., was approximately $0.09 per share but it did not reflect the possibility that a significant asset of the Company (its land use rights in the People’s Republic of China) would not be realizable upon liquidation;
•	the going concern value of the Company was not considered by the Special Committee since, based on the Company’s recent uneven earnings history and uncertain future, it was not considered a reliable indication of value;
•	the consideration being paid to the cashed-out shareholders is higher than our share’s average closing price as quoted in the OTCBB during both the preceding 50 trading day and 200 trading day periods;

•	the ability of shareholders with relatively small holdings to receive cash for their shares without being burdened by disproportionately high service fees or brokerage commissions;

•	the ability of shareholders wishing to remain shareholders to purchase sufficient shares in advance of the Effective Date to cause them to own more than 500 pre-reverse stock split shares; and

•	none of the Company or any member of the Principal Group has purchased any shares of our common stock in the past two years.
     The Special Committee considered the following factors in determining that the reverse stock split is fair to our unaffiliated shareholders that will continue to hold our shares after the reverse stock split:
•	the anticipated reductions in the expenses of complying with the reporting and internal controls requirements of U.S. securities laws and the associated drain on management time and attention;

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•	the anticipated difficulty of recruiting and retaining officers and directors necessary for our continued progress as a result of public company regulatory requirements and potential individual personal exposure, exacerbated by the Special Committee’s belief that the higher cost of meaningful insurance coverage to mitigate this exposure, was not justified in view of the Company’s other financial obligations; and

•	the disproportionate current and expected future increased cost of regulatory compliance and other necessary public company expenses relative to the Company’s current size and its negative impact on our competitiveness and potential long-term success.
     The most weight was given to our share’s recent historical trading performance and the Company’s liquidation value. Approximate equal weighting was given to the other factors. The Special Committee also considered the following potential adverse factors on the reverse stock split:
•	following the reverse stock split, shareholders owning fewer than 500 shares of common stock before the reverse stock split will cease to hold any equity interest in the Company and will lose their ability to participate in our future growth, if any, or benefit from increases, if any, in the value of our common stock. This factor is somewhat mitigated by the fact that these shareholders may purchase shares of our common stock before the Effective Date in order to exceed the 500 share threshold and avoid being cashed out;

•	the reverse stock split is being effected under Nevada law without requiring the approval of at least a majority of unaffiliated shareholders;

•	the board of directors did not select an independent representative to act solely on behalf of the unaffiliated shareholders. This, coupled with the lack of a vote by the unaffiliated shareholders, gave unaffiliated shareholders no say in negotiating the terms of the reverse stock split;

•	the market for our common stock will become extremely illiquid or even non-existent after the reverse stock split; and

•	the payment for fractional shares is a taxable transaction for shareholders.
     The Special Committee determined that the reverse stock split was fair to (i) our unaffiliated shareholders that will be cashed-out and (ii) our unaffiliated shareholders that will continue to hold our common stock after the reverse stock split. The Special Committee noted that no firm offers were made by a non-affiliate during the past two years related to a merger or consolidation of the Company, the purchase of all or a substantial portion of the Company’s assets, or the purchase of securities in the Company such that the party would exercise control over the Company.
     The board of directors and each member of the Principal Group has adopted the analysis and conclusions of the Special Committee in reaching its decision to approve the reverse stock split and believe that the reverse stock split is substantively and procedurally fair to the security holders of the Company, including the Company’s unaffiliated shareholders who will be cashed out and those unaffiliated shareholders who will not be cashed out. The board of directors and each member of the Principal Group has adopted the analysis and conclusions of Loveman-Curtiss, Inc. and the findings of the Special Committee regarding the material factors upon which it was determined that the reverse stock split was fair to the Company’s security holders, including the Company’s unaffiliated shareholders who will be cashed out and those unaffiliated shareholders who will not be cashed out. No director of the Company dissented to or abstained from voting on the reverse stock split and going private described herein.
     The reverse stock split is being effected without the procedural safeguards set forth in Item 1014(c) and (d) of SEC Regulation M-A, which include approval of the reverse stock split by the unaffiliated shareholders of the Company and the majority of directors who are not employees of the Company retaining an unaffiliated representative to act solely on behalf of the unaffiliated shareholders. Since the reverse stock split has the approval of the Principal Group and Ms. Yang, who hold approximately 70.8% of the votes entitled to be cast at a shareholders’ meeting, the board of directors decided not to seek the approval of the Company’s unaffiliated shareholders or retain an unaffiliated representative to act on behalf of the unaffiliated shareholders because such actions would not effect the approval of the Principal Group and such actions would merely lead to additional expenses and would delay the consummation of the reverse stock split and the resulting termination of the Company’s SEC reporting status. However, in an effort to ensure procedural fairness to the unaffiliated shareholders, the board of directors appointed Mr. Jiansheng Xu as the independent director on the board of directors, to constitute the Special Committee to review and evaluate the going-private transaction and to determine a fair price to be paid to the shareholders to be cashed out should the Company complete a going-private transaction. Mr. Xu is an “independent” director under Nasdaq listing standards and has no stock ownership in the Company. The board of directors placed no restrictions on the authority of the Special Committee to consider and approve or disapprove a going-private transaction.
     Since the registration of the Company’s common stock on Form 8-A pursuant to Section 12(g) of the Exchange Act on February 6, 2006, we have not complied with the requirements of the Nevada Revised Statutes or our By-laws concerning the notice or holding of annual shareholder meetings. At all times since the registration of our common stock the members of the Principal Group and Ms. Yang have held sufficient voting power, by themselves, to approve any and all matters that may have been brought to a vote at any such annual shareholder meeting.

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     The opinion of Loveman-Curtiss, Inc. is attached hereto as Appendix H and is incorporated herein by reference. We will also send a copy of the opinion by regular, first-class mail or e-mail to any interested shareholder or representative of such shareholder who has been so designated in writing upon written request and at our expense.
Alternatives to the Reverse Stock Split
     The Special Committee considered several alternatives to the reverse stock split. The Special Committee considered carrying out the going-private transaction through an issuer tender offer. This alternative was rejected on the grounds that it could not provide adequate assurance of achieving the desired objective, i.e., termination of the Company’s SEC-reporting status. The Special Committee also considered carrying out long-form merger with or asset sale to a third party and determined that it would not be feasible since it would require the approval of the two shareholders controlling the majority of the Company’s outstanding shares who indicated that they were not willing to enter into any such transaction. The Special Committee identified the reverse stock split as the most viable vehicle for terminating the Company’s SEC-reporting status. There are no alternative means that would provide the Company adequate assurance of reducing the number of record holders of the Company below the necessary threshold of 300 and allow the Company to cease to be a public company.
Effects of the Reverse Stock Split
     Effects on the Company. After consummation of the reverse stock split, we will terminate the registration of our common stock under the Exchange Act. We expect our underlying business and operations to continue largely as they are presently conducted. The executive officers and directors of the Company will not change due to the reverse stock split. While the Company and the Principal Group have discussed the possibility of cashing out shareholders who would continue to be shareholders after the reverse stock split, such discussions are conjectural in nature and neither the Company nor members of the Principal Group has any current plans or proposals to do any of the following: effect any extraordinary corporate transaction (such as a merger, reorganization, liquidation, or sale or transfer of a material amount of assets); sell or transfer any material amount of the Company’s assets; change the composition of the Board or management of the Company or the number or terms of directors or to fill any existing vacancies on the board of directors; change materially the Company’s indebtedness or capitalization; or otherwise effect any material change in the Company’s corporate present dividend policy, structure or business.
     Effects on our Shareholders. Based on information available to us, we estimate that the reverse stock split will reduce the total number of record shareholders of our common stock from 373 to 65. The reduction in the number of our record shareholders below 300 will enable us to terminate the registration of our common stock under the Exchange Act and will substantially reduce the information required to be furnished by us to the public, including our shareholders.
     We intend to apply for termination of registration of our common stock under the Exchange Act as soon as practicable following completion of the reverse stock split. However, the board of directors reserves the right, in its discretion, to abandon the reverse stock split or to change the ratio of our reverse stock split prior to the proposed Effective Date if it determines that abandoning or modifying the terms of the reverse stock split is in our best interests and the best interests of our shareholders. The board of directors believes that it is prudent to recognize that circumstances might change prior to the Effective Date such that it would not be appropriate or desirable to effect the reverse stock split at that time or on the terms currently proposed. Among other things, the board of directors may abandon or modify the terms of the reverse stock split if any of the following occur:
•	a change in the nature of our shareholdings that (a) would prevent us from reducing the number of record holders below 300 as a result of the reverse stock split, or (b) would reduce the number of record holders below 300 persons without effecting the reverse stock split;

•	a change in the number of shares to be exchanged for cash in the reverse stock split that would substantially increase the currently-anticipated cost and expense of the reverse stock split; or

•	any material adverse change in our financial condition or litigation that would render the reverse stock split inadvisable.
     In any such event, the board of directors will consider whether to abandon or modify the terms of the reverse stock split. We will disclose and announce any abandonment or modification of the reverse stock split by issuing a press release, filing a Current Report on Form 8-K with the Securities and Exchange Commission, posting a notice of such abandonment on our website at www.aepe.biz and by mailing a notice of such abandonment or modification to the shareholders to whom we distributed this Information Statement.
     When the reverse stock split is consummated, shareholders owning fewer than 500 shares of common stock will no longer have any equity interest and will not participate in our future earnings or any increases in the value of our assets or operations. Thus, only our executive officers, directors and continuing shareholders will benefit from any future increase in our earnings. The shareholders that will continue to have an equity interest after the reverse stock split will own a security, the liquidity of which will be severely restricted.

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     Shareholders owning fewer than 500 shares of common stock immediately prior to the reverse stock split will, following the reverse stock split, have their pre-reverse stock split shares cancelled and converted into the right to receive cash payment. As soon as practicable after the Effective Date of the reverse stock split, we will send these shareholders a letter of transmittal with instructions as to how such shareholders will be paid the cash payment. A copy of the Transmittal Letter is attached as Appendix H. The letter of transmittal will include instructions on how to surrender stock certificates to our stock transfer agent. Shareholders owning 500 or more shares of common stock immediately prior to the reverse stock split will not receive any cash payment for their whole or fractional shares of common stock resulting from the reverse stock split.
     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” with respect to those shares, and this Information Statement is being forwarded to you by your broker or other nominee. Your broker or other nominee is considered, with respect to those shares, the shareholder of record. Although the transaction is designed to reduce the number of shareholders of record, we will treat shareholders holding common stock in street name in substantially the same manner as shareholders whose shares are registered in their names for purposes of the reverse stock split. However, banks, brokers or other nominees may have different procedures, and shareholders holding common stock in street name should contact their bank, broker or nominee regarding the treatment of their shares.
     Potential Disadvantages of the Transaction to Shareholders. While we believe that the reverse stock split will result in the benefits described above, several disadvantages should also be noted:
•	after the reverse stock split, our common stock will not be eligible for trading on the OTCBB, and our shareholders will experience reduced liquidity for their shares of common stock, and this reduced liquidity may adversely affect the market price of the common stock;

•	after the reverse stock split, we will terminate the registration of our common stock under the Exchange Act and we will no longer be subject to the reporting requirements under the Exchange Act;

•	we will no longer report our quarterly or annual results of operations or activities in reports filed with the Securities and Exchange Commission under the Exchange Act;

•	because the reporting requirements of the Exchange Act will no longer apply, less information about us will be required to be furnished to our remaining shareholders. It is expected that all but approximately 65 of our current shareholders of record will be fully cashed out in the reverse stock split;

•	the reporting and short-swing profit recapture provisions of Section 16 of the Exchange Act will no longer apply to our executive officers, directors and 10% shareholders;

•	we will no longer engage our independent accountants to audit the Company although we may engage them to conduct a review of our financial statements;

•	our working capital and assets will be decreased to fund the purchase of fractional shares and the transaction costs of the reverse stock split;

•	the shareholders owning fewer than 500 shares of common stock on the Effective Date will, after giving effect to the reverse stock split, no longer have any equity interest in the Company and, therefore, will not participate in our future earnings or growth, if any;

•	The Transaction will require shareholders who own fewer than 500 shares of common stock on the Effective Date to involuntarily surrender their shares in exchange for cash, rather than choosing their own time and price for disposing of their common stock;

•	As a result of the termination of our reporting obligations under the Exchange Act, we will not have the ability to raise capital in the public capital markets; and

•	We may have less flexibility in attracting and retaining executives and employees since equity-based incentives (such as stock options) tend not to be as attractive in a privately-held company.
     Effects on Affiliated and Unaffiliated Security Holders. The following chart sets forth the effects on affiliates as well as unaffiliated security holders, including the effect the reverse stock split will have upon each affiliate’s interest in the net book value and net earnings of the Company in both dollar amounts and percentages:

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		Before Reverse	After Reverse Stock
		Stock Split	Split	Change
Yulong Guo
	Number of Shares	26,862,345	53,724.69	26,808,620.31
	% Ownership	51.70%	51.73%	0.03%
	Loss($)[1]	(53,569.99)	(53,601.07)	(31.09)
	Net Book Value($)[2]	6,327,108.56	6,330,779.99	3,671.44
Xiaoling Chen
	Number of Shares	5,300,000	10,600	5,289,400
	% Ownership	10.20%	10.21%	0.01%
	Loss($)	(10,568.93)	(10,579.30)	(10.36)
	Net Book Value($)	1,248,288.34	1,249,512.15	1,223.81
All Affiliated Shareholders[3]
	Number of Shares	32,162,345	64,324.69	32,098,020.31
	% Ownership	61.90%	61.94%	0.04%
	Loss($)	(64,138.92)	(64,180.37)	(41.45)
	Net Book Value($)	7,575,396.90	7,580,292.15	4,895.25
All Unaffiliated Shareholders[4]
	Number of Shares	19,797,348	39,524.90	19,757,823.1
	% Ownership	38.10%	38.06%	(0.04)%
	Loss($)	(39,478.08)	(39,436.63)	41.45
	Net Book Value($)	4,662,724.10	4,657,828.85	(4,895.25)
     Financial Effect of the Transaction. Completion of the reverse stock split will require us to spend approximately $246,500, which includes legal, printing and other fees and costs related to the reverse stock split, including the fees paid to Loveman-Curtiss, Inc. for its valuation services. This estimate includes the cost of the aggregate cash payment to shareholders holding fewer than 500 shares of common stock prior to the reverse stock split, which we estimate will be approximately $2,791. As a result, we may have decreased working capital following the reverse stock split and this could have a material adverse effect on our liquidity, results of operations and cash flow. These costs will be offset by the costs we would otherwise incur to comply with SEC reporting requirements, which we estimate to be approximately $633,400 per year, exclusive of additional costs we would incur to comply with Section 404(b) of the Sarbanes-Oxley Act.
Reports, Opinions or Appraisals
     Valuation Report of Loveman-Curtiss, Inc. In connection with the proposed transaction, the Special Committee engaged Loveman-Curtiss, Inc. to provide a valuation report as to the fair value of each pre-split share and to render an opinion as to the fairness of the consideration, from a financial point of view, to be received by shareholders whose shares we would acquire in the reverse stock split. Loveman-Curtiss, Inc. was selected by the Special Committee based on its prior experience and expertise in the valuation of distribution-related businesses.
     On November 11, 2009, the Special Committee reviewed the Final Valuation Report of Loveman-Curtiss, Inc. that as of November 11, 2009, the fair market value of each pre-split share was $0.068. The Final Valuation Report, and accompanying fairness opinion, are attached hereto as Appendix G and Appendix H, respectively, and are incorporated herein by reference. Loveman-Curtiss, Inc. has consented to the Company’s use of the fairness opinion in the Company’s filings with the Securities and Exchange Commission and to the Company making the fairness opinion available for use by its shareholders in conjunction with the going-private transaction.
     The preparation of a valuation report is a complex process and is not necessarily susceptible to partial analysis or summary description. Nevertheless, the following is a brief summary of Loveman-Curtiss, Inc.’s Final Valuation Report addressed to the Special Committee on November 11, 2009 that, subject to the assumptions, qualifications and limitations set forth in that report, the

[1]	The Company’s total loss can be found in the Company’s Form 10-Q for the three months ending March 31, 2010.

[2]	The Company’s total net book value can be found in the Company’s Form 10-Q for the three months ending March 31, 2010.

[3]	Includes the members of the Principal Group.

[4]	Includes all of the Company’s shareholders except the Affiliated Shareholders.

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cash consideration of $0.068 per pre-split share to be paid by us to our shareholders who will receive cash in the proposed going-private transaction is fair from a financial point of view. Our shareholders are urged to, and should, read the Final Valuation Report carefully in its entirety for a complete statement of the considerations and procedures followed, factors considered, findings, assumptions and qualifications made, the bases for and methods of arriving at such findings, limitations on the review undertaken in connection with the valuation report, and judgments made or conclusions undertaken by Loveman-Curtiss, Inc. in reaching its valuation. The Final Valuation Report was furnished for the use and benefit of the Special Committee in connection with its consideration of the proposed going-private transaction. Loveman-Curtiss, Inc. believes, and so advised the Special Committee, that its analysis must be considered as a whole and that selecting portions of its analysis and the factors considered by it, without considering all factors and analysis, could create an incomplete view of the process underlying the Final Valuation Report.
     Loveman-Curtiss, Inc.’s report addresses only the fairness, from a financial point of view, of the cash consideration to be paid in the going-private transaction to our shareholders. Loveman-Curtiss, Inc. was not requested to opine as to, and its report does not address:
•	the underlying business decision of the Special Committee or the board of directors or any other party to proceed with or effect the proposed going-private transaction;

•	the fairness of any portion or aspect of the proposed going-private transaction not expressly addressed in its valuation report;

•	the fairness of any portion of the proposed going-private transaction to the holders of any class of our securities, our creditors or to our other constituencies, or any other party other than those set forth in its valuation report;

•	the relative merits of the proposed going-private transaction as compared to any alternative business strategies that might exist or the effect of any other transaction in which we might engage;

•	the tax or legal consequences of the proposed going-private transaction to us, our security holders, or any other party; and

•	the fairness of any portion or aspect of the proposed going-private transaction to any class or group of our security holders compared to any other class or group of our other security holders.
     Furthermore, no opinion, counsel or interpretation was intended with respect to matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. In connection with its report, Loveman-Curtiss, Inc. made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Loveman-Curtiss, Inc. has:
•	reviewed and analyzed certain publicly available financial and other data of ours;

•	reviewed and analyzed the Company’s internally-generated financial information for the nine months ended September 30, 2009;

•	discussed our past and present operations and financial condition with our management as well as projections regarding estimated cost savings from the deregistration of our common stock;

•	reviewed the historical prices and trading activity for our common stock and analyzed its implied valuation multiples;

•	reviewed certain publicly available financial data for going private transactions;

•	reviewed the asset values of the Company as reflected in its public reports; and

•	performed such other analyses and considered such other factors as they deemed appropriate.
     In rendering its opinion, Loveman-Curtiss, Inc. relied upon and assumed, without independent verification, the accuracy and completeness of the financial statements and other information provided by us or otherwise made available to it and has not assumed responsibility independently to verify such information. Loveman-Curtiss, Inc. further relied upon the assurances made by us that the information provided has been prepared on a reasonable basis in accordance with industry practice, and that we are not aware of any information or facts that would make the information provided to Loveman-Curtiss, Inc. incomplete or misleading. Loveman-Curtiss, Inc. expressed no opinion regarding our forecasts of future business activities or the assumptions on which they were based. Without limiting the generality of the foregoing, in arriving at its opinion, Loveman-Curtiss, Inc. was provided, and relied upon, our management’s assumptions regarding cost savings anticipated to result from the reverse stock split as reflected by the Annual Savings Chart attached as Appendix E and the Company’s internally-generated financial information for the nine months ended September 30, 2009. The information in the Annual Saving Chart was last updated on October 29, 2009 and assumed, among other things, that going forward, the Company continue to conduct its business in the manner presently being conducted, that the Company would cease to be an SEC- reporting company, and that the Company’s costs associated with maintaining its status as a

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public company would not dramatically change except that the Company’s internal compliance costs related to the Sarbanes-Oxley Act would increase in the near future. The Annual Savings Chart and the Company’s internally-generated financial information for the nine months ended September 30, 2009 was prepared by staff in the Company’s Accounting Department and no member of the Principal Group was involved in its preparation.
     Loveman-Curtiss, Inc.’s Final Valuation Report was necessarily based upon the information available to it and facts and circumstances as they existed as of the date of the report and is subject to evaluation as of such date; events occurring after the date of the Final Valuation Report could materially affect the assumptions used by Loveman-Curtiss, Inc. in preparing its fairness opinion.
     Loveman-Curtiss, Inc. expressed no opinion with respect to the prices at which shares of our common stock have traded or may trade following announcement or consummation of the reverse stock split or at any future time. Loveman-Curtiss, Inc. also did not consider any benefits that may inure to any of our shareholders as a result of the reverse stock split or any related transaction other than in such party’s capacity as a shareholder who receives cash in the reverse stock split. Loveman-Curtiss, Inc. did not recommend to the Special Committee any specific transaction consideration or advise the Special Committee that any specific amount of consideration constituted the only appropriate amount of consideration for the reverse stock split. The Special Committee, on behalf of the Company, determined the amount of consideration to be paid to cashed-out shareholders in the reverse stock split.
     The following is a summary of the material analyses and other information that Loveman-Curtiss, Inc. prepared or relied on in delivering its valuation report to the Special Committee.
     Market Approach to Valuation; Historical Stock Trading Analysis. Loveman-Curtiss, Inc. reviewed and analyzed recent and historical trading in our common stock, noting that in the 50 trading day and 200 trading day periods prior to the date of its Final Valuation Report there were an average of approximately 67,600 and 58,000 shares, respectively, traded each day, representing approximately 0.13% and 0.11%, respectively, of the Company’s total outstanding shares. Loveman-Curtiss, Inc. also noted that the average closing price of our common stock trading on the OTCBB during those 50 trading day and 200 trading day periods was $0.0576 and $0.0622, respectively.
     Loveman-Curtiss, Inc. then reviewed certain proprietary databases with information relating to recent “going private” transactions and analyzed the premiums paid on minority shareholder interests in these transactions. Loveman-Curtiss, Inc. noted that the range of premiums was between 10-15% and that by applying a 15% premium to the 50 trading-day average closing price of our shares ($0.0576), the market value of each pre-split share would be $0.066. The source for the recent going-private transactions data was the Mergerstat Review for the years 2005 through 2008 and the nine months ending September 30, 2009 (the latest data available as of the date of the Final Valuation Report). The Mergerstat Review is widely-recognized as a leading source of data and analysis on mergers and acquisitions, management buy-outs and going-private transactions, and is compiled based on publicly-available information involving transactions where there is at least a 10% change in ownership, and, among other types of transactions, compiled information on going-private transactions. Since the Mergerstat Review included specific information with respect to premiums paid in connection with recent going-private transactions over a multi-year period, Loveman-Curtiss, Inc. considered that transaction data to be appropriate for comparison purposes to the Company’s reverse stock split.
     The annual 2005 through 2008 and nine-month 2009 averages for all Mergerstat-reported transactions were used to develop the 10 to 15% premium range. As such, all transactions were considered and none were excluded. Moreover, the criterion of considering all transactions for all periods was consistently applied for all periods. The Mergerstat Review does not provide data on each transaction other than the date, the company involved, and the transaction premium. Because of this lack of additional data with which to characterize or analyze individual transactions, Loveman-Curtiss, Inc. did not consider it reasonable or appropriate to select (or not select) individual transactions as opposed to using the period averages for all transactions. This was reinforced by the relatively narrow range (10% to 15%) of the period averages.
     Because our shares of common stock are not listed on any national securities exchange (such as the New York Stock Exchange or Nasdaq) and have a relatively small public float and low trading volume, Loveman-Curtiss, Inc. informed the Special Committee that the quoted market prices may not represent a reliable indication of market value for the common stock. However, Loveman-Curtiss, Inc.’s analysis indicated that the consideration to be received by the fractional shareholders of $0.068 per pre-split share represented the following premiums to market prices:
•	a premium of approximately 18% based on the fifty-day average market price of $0.0576 per share.

•	a premium of approximately 9.3% based on the 200-day average market price of $0.0622 per share.
     Asset Approach to Valuation and Discount for Lack of Control and Marketability. Loveman-Curtiss, Inc. also used the “asset approach” in connection with valuing our shares of common stock. The asset approach views the business as a set of assets and liabilities and values the business assuming the liquidation of those assets. Using the asset approach, Loveman-Curtiss, Inc. initially calculated the fair value of a share of our common stock to be $0.18 per share. Loveman-Curtiss then discounted that value to reflect the facts that (i) minority shareholders can not cause the liquidation of the Company, a discount referred to by Loveman-Curtiss, Inc. as a “lack of control discount” (“LOCD”) and (ii) the shares of our common stock are not traded in a liquid market, a discount referred to by Loveman-Curtiss, Inc. as a “lack of marketability discount (“LOMD”)”. The LOCD reflects the fact that a minority interest in a company is worth less than a controlling interest. There were numerous factors that Loveman-Curtiss, Inc. considered in calculating the appropriate LOCD to be applied to when using the asset approach to value a share of the Company’s common stock, including, whether there exists a controlling block of shares, the likelihood of a change of control, the existence of undue control restrictions and certain business matters. A complete list of these factors is found on page 3 of the Final Valuation Report attached as Appendix G. After

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applying these factors, Loveman-Curtiss, Inc. arrived at a LOCD of 26%. The LOMD is a downward adjustment to the value of a security to reflect its reduced level of marketability. In this case, marketability is defined as the ability to convert a share of the Company’s common stock into cash quickly, with minimum transaction and administrative costs, and with a high degree of certainty as to the amount of net proceeds. Loveman-Curtiss, Inc. noted that the Company’s shares are significantly less liquid than even the most-lightly traded NYSE shares. Since LOMDs cannot be measured directly, Loveman-Curtiss, Inc. used two methods it considers to be generally-accepted in the valuation industry, the benchmarking method and the quantitative marketability discount method. Loveman-Curtiss, Inc. established a generally-accepted benchmark LOMD (in this instance, 17%) which was adjusted based on an analysis of approximately 30 individual factors as set forth in the table on page 4 of the Final Valuation Report and then applied an assumed holding period and rate of return, to calculate the LOMD. As a result of applying these methods, Loveman-Curtiss, Inc. calculated a LOMD of 23%. Loveman-Curtiss Inc. added the LOCD (26%) and LOMD (23%) to arrive at an aggregate discount of 49% and when applying this combined discount to its initial asset approach valuation, Loveman-Curtiss, Inc. calculated that the value of each share of our common stock was $0.09 using the asset approach.
     Relative Weighting of Asset/Market Approach to Valuation. Loveman-Curtiss, Inc. advised the Special Committee that it was its opinion that the asset approach overstates the fair value of a share of the Company’s common stock because it does not take into account likely realizable asset values or liquidation expenses that would reduce the value of a share of the Company’s common stock. Given that, in its opinion, the asset approach overstates the fair value of a share of the Company’s common stock, Loveman-Curtiss, Inc. underweighted the asset approach relative to the market approach by a 10%/90% ratio, on the basis of which Loveman-Curtiss, Inc. concluded that the fair market value of one share of our common stock is $0.068.
     Other. Loveman-Curtiss, Inc., as a customary part of its valuation and appraisal business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings and secondary distributions of securities, private placements and valuations for estate, corporate and other purposes. Loveman-Curtiss, Inc. has not previously provided us with any services or products and we do not contemplate seeking any such services or products from them in the future.
     We have agreed to pay Loveman-Curtiss, Inc. a fee of $9,500 (plus reimbursement for its out-of-pocket expenses) in connection with the services provided by it under an engagement agreement. That payment became due upon its delivery of its fairness opinion to the Special Committee. No portion of Loveman-Curtiss, Inc.’s fee is contingent upon consummation of the reverse stock split or the conclusion reached by Loveman-Curtiss, Inc. in its fairness opinion.
Board of Directors and Shareholder Approval
     On November 11, 2009, the board of directors, which consists of the members of the Principal Group and the sole independent director constituting the Special Committee, unanimously approved the reverse stock split, the filing of the Amendment and the purchase by the Company of all resulting fractional shares at a price of $0.068 per share. The board of directors reserved the right to abandon the reverse stock split at any time prior to the Effective Date. The reverse stock split also has been approved by the shareholders holding 70.8% and 100%, respectively, of our outstanding common shares and outstanding preferred shares, through written consents delivered in accordance with Nevada law.
Dissenters’ Rights
     Pursuant to Chapter 92A of the Nevada Revised Statutes (“Chapter 92A”), shareholders who would be cashed-out in the reverse stock split are entitled to dissent and may elect to have the Company purchase pre-reverse stock split shares that would become fractional shares as a result of the reverse stock split for a cash price that is equal to the “fair value” of such shares, as determined in a judicial proceeding in accordance with the provisions of Chapter 92A. The fair value of the shares of any shareholder means the value of such shares immediately before the effectuation of the reverse stock split, excluding any appreciation or depreciation in anticipation of the reverse stock split, unless exclusion of any appreciation or depreciation would be inequitable.
     Chapter 92A is set forth in its entirety in Appendix B to the Information Statement. If you wish to exercise your dissenters’ rights or preserve the right to do so, you should carefully review Appendix B to the Information Statement. If you fail to comply with the procedures specified in Chapter 92A in a timely manner, you may lose your dissenters’ rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters’ rights.
     Shareholders who have not validly tendered their shares of common stock will be entitled to exercise dissenters’ rights. Shareholders who perfect their dissenters’ rights by complying with the procedures set forth in Chapter 92A will have the fair value of their shares determined by the Nevada state court and will be entitled to receive a cash payment equal to such fair value. Any such judicial determination of the fair value of shares could be based upon any valuation method or combination of methods the court deems appropriate. The value so determined could be more or less than the $0.068 per share to be paid in connection with the reverse stock split. In addition, shareholders who invoke dissenters’ rights may be entitled to receive payment of a fair rate of interest from the effective time of the transaction on the amount determined to be the fair value of their shares.
     Within 10 days after the effectuation of the reverse stock split, the Company will send a written notice (a “Dissenters’ Rights Notice”) to all the record shareholders of the Company entitled to dissenters’ rights. The Dissenters’ Rights Notice will be accompanied by (i) a form for demanding payment from the Company that includes the date of the first announcement to the news

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media or to the shareholders of the terms of the proposed action and requires that the person asserting dissenters’ rights certify whether or not they acquired beneficial ownership of the shares before that date, which the form is attached hereto as Appendix C; (ii) a copy of the provisions of Chapter 92A; and (iii) a brief description of the procedures that a shareholder must follow to exercise dissenters’ rights.
     In order to maintain eligibility to exercise dissenters’ rights under Chapter 92A, you must take the following actions within 30 days of the date that the Dissenters’ Rights Notice was delivered: (i) deliver a written demand for payment on the form provided in the Dissenters’ Rights Notice; (ii) certify whether you acquired beneficial ownership of the shares before the date set forth in the Dissenters’ Rights Notice; and (iii) deliver the certificates representing the dissenting shares to the Company.
     Within 30 days after receipt of a demand for payment, the Company must pay each dissenter who complied with the provisions of Chapter 92A the amount the Company estimates to be the fair value of such shares, plus interest from the effective date of the reverse stock split. The rate of interest shall be at the average rate currently paid by AEPW on its principal bank loans or, if we have no bank loans at the time, at a rate that is fair and equitable under all of the circumstances. The payment will be accompanied by the following: (i) financial statements for the Company for the year ended December 31, 2009 and the most recent interim financial statements; (ii) a statement of the Company’s estimate of the fair value of the shares; (iii) an explanation of how the interest was calculated; (iv) a statement of the dissenter’s right to demand payment for the difference between the Company’s estimate of the fair value of the shares and the shareholder’s estimate of the fair value of the shares; and (v) a copy of Chapter 92A. If the Company does not deliver payment within 30 days of receipt of the demand for payment, the dissenting shareholder may enforce the dissenter’s rights by commencing an action in Clark County, Nevada or if the dissenting shareholder resides or has its registered office in Nevada, in the county where the dissenter resides or has its registered office.
     If a dissenting shareholder disagrees with the amount of the Company’s payment, the dissenting shareholder may, within 30 days of such payment, (i) notify the Company in writing of the dissenting shareholder’s own estimate of the fair value of the dissenting shares and the amount of interest due, and demand payment of such estimate, less any payments made by the Company, or (ii) reject the offer by the Company if the dissenting shareholder believes that the amount offered by the Company is less than the fair value of the dissenting shares or that the interest due is incorrectly calculated. If a dissenting shareholder submits a written demand as set forth above and the Company accepts the offer to purchase the shares at the offer price, then the shareholder will be sent a check for the full purchase price of the shares within 30 days of acceptance.
     If a demand for payment remains unsettled, the Company must commence a proceeding in the Clark County, Nevada district court within 60 days after receiving the demand. Each dissenter who is made a party to the proceeding shall be entitled to a judgment in the amount, if any, by which the court finds the fair value of the dissenting shares, plus interest, exceeds the amount paid by the Company. If a proceeding is commenced to determine the fair value of the common stock, the costs of such proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court, shall be assessed against the Company, unless the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable against the Company if the court finds that (i) the Company did not comply with Chapter 92A or (ii) against either the Company or a dissenting shareholder, if the court finds that such party acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Chapter 92A.
     A person having a beneficial interest in shares that are held of record in the name of another person, such as a broker, fiduciary, depository or other nominee, must act to cause the record holder to follow the requisite steps properly and in a timely manner to perfect dissenters’ rights of appraisal. If the shares are owned of record by a person other than the beneficial owner, including a broker, fiduciary (such as a trustee, guardian or custodian), depository or other nominee, the written demand for dissenters’ rights of appraisal must be executed by or for the record owner. If shares are owned of record by more than one person, as in joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal for a shareholder of record, provided that the agent identifies the record owner and expressly discloses, when the demand is made, that the agent is acting as agent for the record owner. If a shareholder owns shares through a broker who in turn holds the shares through a central securities depository nominee such as CEDE & Co., a demand for appraisal of such shares must be made by or on behalf of the depository nominee and must identify the depository nominee as the record holder of such shares.
     A record holder, such as a broker, fiduciary, depository or other nominee, who holds shares as a nominee for others, will be able to exercise dissenters’ rights of appraisal with respect to the shares held for all or less than all of the beneficial owners of those shares as to which such person is the record owner. In such case, the written demand must set forth the number of shares covered by the demand.
     The foregoing summary of the rights of dissenting shareholders under Chapter 92A does not purport to be a complete statement of the procedures to be followed by shareholders desiring to exercise any dissenters’ rights of appraisal available under Chapter 92A. The preservation and exercise of dissenters’ rights of appraisal require strict adherence to the applicable provisions of Chapter 92A, and the foregoing summary is qualified in its entirety by reference to Appendix B to this Information Statement.

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Access Rights
     We have made no provision in connection with the reverse stock split to grant our unaffiliated shareholders access to our corporate files or to obtain counsel or appraisal services at our expense.
Source and Amount of Funds
     The Company estimates that it will use approximately $246,500 in cash to complete the reverse stock split, which includes cash payments to be made in lieu of issuing fractional shares, professional fees and other expenses related to the reverse stock split. Total cash paid to shareholders in lieu of fractional shares will be approximately $2,791. This estimate is based on the number of shares outstanding, less the number of shares held by members of the board of directors and other record holders of greater than 500 shares, multiplied by $0.068 per pre-split share.
     The estimated costs, including the amounts to be paid to shareholders holding fewer than 500 shares of our common stock, will be paid with the Company’s currently available cash and cash from operations, and are not expected to materially adversely affect our capitalization, liquidity, results of operation or cash flow. We do not expect to require any borrowings to pay for these costs or expenses.

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BACKGROUND
The Filing Persons
     The filing persons under Rule 13e-3 of the Exchange Act are the Company, Yulong Guo and Xiaoling Chen. Our principal executive office, and the business address for the individual filing persons, is located at E-4, Floor 3, Haijin Square, Taizi Road, Nanshan District, Shenzhen, PRC 518067, and the telephone number for the Company and the members of the Principal Group is 86 755 2823 1993.
          Yulong Guo is the Company’s President and Chief Executive Officer, Treasurer, Chairman of the board of directors, and a majority shareholder of the Company. He has been President of the Company since 2002. Mr. Guo received his associate degree in Electrical Mechanisms in 1980 from the Military College of the Chinese People’s Liberation Army. Mr. Guo has not been convicted in a criminal proceeding within the past five years and has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. Guo is a citizen of the People’s Republic of China.
          Xiaoling Chen is the Secretary and a member of the board of directors of the Company. Ms. Chen holds approximately 10.2% of the Company’s common shares. Mrs. Chen has been our Administrative Manager since 2000. Ms. Chen received an associate degree in Business Administration from the University of Zhongshang in 1994. Since 1995, Mrs. Chen has held the “Political and Ideological” post, a certification of Office Administration Procedures and Communications. Mrs. Chen has not been convicted in a criminal proceeding within the past five years and has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Ms. Chen is a citizen of the People’s Republic of China.
Structure of the Transaction
     The Special Committee and our Board have authorized the reverse stock split. The transaction consists of a 1-for-500 reverse split, such that shareholders owning fewer than 500 shares of common stock on the Effective Date will have such shares cancelled and converted into the right to receive the cash consideration set forth herein. The transaction is intended to take effect on the date we file a certain certificate of amendment to our Articles of Incorporation with the Secretary of State of the State of Nevada, or on any later date that we may specify in such certificate of amendment. In addition, we will effect, at the same time, a reverse split of our preferred stock, all of the outstanding shares of which are held by our President and Chief Executive Officer. Any shareholder owning fewer than 500 shares of the common stock on the Effective Date will receive the right to receive cash in exchange for the resulting fractional share thereof and will no longer be a shareholder. A shareholder owning 500 or more shares of common stock immediately before the reverse stock split will not receive any cash payment for whole or fractional shares resulting from the reverse stock split.
     Upon the effectiveness of the reverse stock split, the total number of authorized shares of common stock that we may issue pursuant to our Articles of Incorporation will be reduced from 145 million shares to 290,000 shares. The total number of shares of our common stock issued and outstanding will decrease on a similar basis, and will further be decreased upon our payment in cash for the fractional shares of the shareholders owning fewer than 500 shares prior to the reverse stock split. After completion of the proposed acquisition of fractional share interests of all shareholders owning less than one whole share after the reverse stock split, we anticipate that the number of record shareholders of our common stock will be reduced from 373 to 65. The cash out of fractional shareholder interests represents, on a pre-split basis, the anticipated cancellation of 41,048 shares of common stock, or approximately .08% of our outstanding shares of common stock on the Effective Date. Upon the effectiveness of the reverse stock split, the total number of authorized shares of preferred stock will be reduced from 5 million shares to 10,000 shares. All of the issued and outstanding preferred shares of the Company are held by our President and Chief Executive Officer.
     We estimate that the total cash to be paid to shareholders holding less than one whole share as a result of the reverse stock split will be approximately $2,791. The total expenses expected to be incurred to effect the reverse stock split, including the cash to be paid to shareholders holding less than one whole share, are estimated to be $246,500. These costs and expenses will be paid out of our currently available cash. The fractional shares acquired in the reverse stock split will be retired and returned to the status of authorized but unissued shares of common stock.
     We intend to treat shareholders holding common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are held of record in their own names, and nominees will be instructed to effect the reverse stock split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.

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     In general, the reverse stock split can be illustrated by the following examples:
     Example 1:
     Mr. Smith is a shareholder who holds 250 shares of common stock in his account before the reverse stock split. In lieu of receiving a fractional share of common stock immediately after the reverse stock split, Mr. Smith’s shares will be converted into the right to receive cash. Mr. Smith would receive $17.00 ($0.068 multiplied by 250 shares). If Mr. Smith wants to continue his investment in the Company, before the Effective Date, Mr. Smith can buy additional shares before consummation of the reverse stock split so that the number of shares that he owns is at least equal to or more than the amount of the reverse stock split ratio. Mr. Smith would have to act far enough in advance of the reverse stock split so that the purchase is completed and the additional shares are credited in his account before the Effective Date.
     Example 2:
     Ms. Jones has two separate accounts. As of the Effective Date, she holds 400 shares of common stock in one account and 300 shares of common stock in the other. Ms. Jones will receive cash payments equal to the cash-out price of her shares in each account instead of receiving fractional shares. Ms. Jones would receive two checks totaling $47.60 (the sum of $0.068 multiplied by 400 shares and $0.068 multiplied by 300 shares). If Ms. Jones wants to continue her investment in the Company, she can consolidate or transfer her two accounts before the Effective Date into an account with at least a number of shares equal to or more than the amount of the reverse stock split ratio (that is, 500). Alternatively, she can buy a sufficient number of additional shares for each account, and hold them in her respective accounts. She would have to act far enough in advance of the reverse stock split so that the consolidation or the purchase is completed before the Effective Date.
     Example 3:
     Mr. Yu holds 250 shares of common stock in street name in a brokerage account as of the Effective Date. We intend for the reverse stock split to treat shareholders holding shares of common stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names. Nominees will be instructed to effect the reverse stock split for their beneficial holders. If this occurs, Mr. Yu will receive, through his broker, a check of $17.00 ($0.068 multiplied by 250). However, nominees may have a different procedure and shareholders holding shares of our common stock in street name should contact their nominees.
     The Special Committee has set the cash consideration to be paid to cashed-out shareholders owning fewer than 500 pre-split shares at $0.068 per share for each pre-split share of common stock. The Special Committee determined this value in good faith, based upon factors the Special Committee deemed relevant. We currently estimate that cashed-out shareholders will receive cash consideration for their cancelled shares within approximately four weeks after such shareholders submit their cancelled shares in accordance with the instruction letter to be sent by our exchange agent following the Effective Date.
     Following the effectiveness of the reverse stock split, we will file a Form 15 with the Securities and Exchange and the registration of our common stock under the Exchange Act will terminate 90 days after the filing of the Form 15. The transaction is considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act because it is intended to and, if completed, will likely terminate the registration of our common stock under Section 15(d) of the Exchange Act and suspend our duty to file periodic reports with the SEC. In connection with the reverse stock split, we have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.
The Company’s Securities
     The Company believes that there are approximately 373 record holders of our common stock, not including holders in street name, and there are 51,959,693 shares of common stock issued and outstanding as of the Approval Record Date. Our common stock is not listed on an exchange; however, market quotes for our common stock are available on the OTCBB under the symbol “AEPW”.

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     The following table shows the range of high and low closing prices per share of our common stock for the fiscal year periods indicated. The prices in this table represent prices between dealers, and do not include adjustments for retail mark-ups, markdowns or commissions and may not represent actual transactions.

		High	Low
2010	First Quarter	$0.07	$0.044
	Second Quarter	$0.05	$0.003
2009	First Quarter	$0.15	$0.051
	Second Quarter	$0.08	$0.039
	Third Quarter	$0.06	$0.036
	Fourth Quarter	$0.19	$0.04
2008	First Quarter	$2.45	$1.41
	Second Quarter	$2.50	$0.70
	Third Quarter	$1.04	$0.30
	Fourth Quarter	$0.40	$0.05
     We did not declare or pay any cash dividends during the past two years, and we do not intend to pay dividends on our common stock or Preferred Stock in the foreseeable future. The declaration or payment of dividends, if any, on our capital stock in the future is subject to the discretion of our Board and will depend on our earnings, financial condition, capital requirements and other relevant factors.
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth information known to us with respect to the beneficial ownership of each class of our capital stock as of June 30, 2010 for (1) each person known by us to beneficially own more than 5% of any class of our voting securities, (2) each of our named executive officers, (3) each of our directors and (4) all of our named executive officers and directors as a group. Except as otherwise indicated, we believe that each of the beneficial owners of our capital stock listed below, based on information provided by these owners, has sole investment and voting power with respect to its shares, subject to community property laws where applicable. Unless otherwise indicated, each natural person is a citizen of the Peoples Republic of China, and the address for each listed shareholder is c/o Asia Electrical Power International Group Inc., E-4, Floor 3, Haijin Square, Taizi Road, Nanshan District, Shenzhen, PRC 518067. All share amounts as set forth below are prior to the completion of the reverse stock split and include shares underlying options or warrants exercisable within 60 days.

	Beneficial Ownership of		Beneficial Ownership of
	Common Stock		Preferred Stock
Name	Number	Percent	Number	Percent
Yulong Guo	26,862,345	51.70%	5,000,000	100%
Xiaoling Chen	5,300,000	10.2%
Jiansheng Xu	0	0%
Ying Yang	4,600,000	8.85%
All named executive officers, directors and 5% shareholders as a group (4 persons)	36,762,345	70.75%	5,000,000	100%
     Within the two preceding full fiscal years, neither the Company nor any of its affiliates have acquired any stock in the Company other than Mr. Guo’s acquisition of 2,937,245 shares of common stock on January 22, 2009 in consideration of a release of the transferors’ obligation to provide certain services.
Related Party Transactions
     The Company has, from time to time, received advances from, and made loans to, a company controlled by our President (such company referred to as the “Affiliate”). As of the date of this Information Statement, there is no amount due from or owing to the Affiliate.
      During 2008, the Affiliate made three advances to the Company in the aggregate amount of $618,330 and received a loan from the Company in the amount of $1,438,000. As of December 31, 2008, the Company had a $920,500 receivable from the Affiliate.
      During 2009, the Company made an additional advance to the Affiliate in the amount of $1,797,806 and the during 2009 the Affiliate satisfied the Company’s obligations for (i) unpaid salaries and other compensation to its executive officers, (ii) goods and supplies purchased by the Company from a third party; and (iii) consulting and legal fees owed by the Company, in the aggregate amount of $2,718,306.
     On July 26, 2008, the Company issued a non-interest bearing convertible promissory note to an entity controlled by another affiliate of our President in exchange for $1,545,483. This note is due on December 31, 2010 and is convertible, at the option of the holder, at a conversion rate equal to the then market value of the Company’s shares, less 20%.
      The President of the Company owns 39% of the equity interests of a major supplier to the Company. The Company made purchases from that supplier of $4,614,853 during 2009 and $3,865,480 during 2008. There was an outstanding balance due to that supplier at December 31, 2009 of $1,932,488.

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Management
     Information regarding our Board of Directors and executive officers is located at “Item 10. Directors, Executive Officers and Corporate Governance” of our Form 10-K for the fiscal year ended December 31, 2009 (attached to this Information Statement as Appendix J), and subsequent periodic filings with the SEC. Additionally, our Form 10-K for the fiscal year ended December 31, 2008 and other public filings can be found on the SEC website, located at www.sec.gov.
     None of our directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors), nor has any such person been party to any judicial or administrative proceeding during such time that has resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of a violation of federal or state securities laws.
Certain Legal Matters
     We are not aware of any material governmental or regulatory approval or filing required for completion of the reverse stock split, other than compliance with the applicable federal and state securities laws and the corporate law of the State of Nevada.
      On November 13, 2009, each member of the Principal Group and Ms. Yang executed a written shareholder consent approving the terms of the reverse stock split and going private transaction. Under SEC Exchange Act Rule 14c-2, the Company was obligated to file with the SEC and mail to its shareholders, an Information Statement on Schedule 14C making certain disclosures in connection with the shareholder actions taken in accordance with this written consent. The Company has failed to file with the SEC and mail to its shareholders an Information Statement on Schedule 14C as required by Rule 14c-2 at other times since the initial registration of its common stock under Section 12(g) of the Exchange Act. As a result, the Company may be subject to an action instituted by the SEC or its shareholders seeking damages and/or other equitable relief. The Company also has failed to hold annual meetings as required by Nevada law. Under NRS 78.345(1), if a Nevada corporation fails to elect directors within 18 months after the last election of directors required by NRS 78.330, the Nevada court has jurisdiction in equity, upon application of any one or more shareholders holding stock entitling them to exercise at least 15% of the voting power, to order the election of directors in the manner required by NRS 78.330.
Reservation of Right to Abandon the Reverse Stock Split
     The board of directors has retained the right to abandon the reverse stock split, even though approved by the shareholders, if it determines prior to the Effective Date that the reverse stock split is not in the best interests of the Company or its shareholders. If we determine to abandon the reverse stock split, we may pursue other strategies which will result in our going private, including a change in the ratio of our reverse stock split. The board of directors will meet in the event of any extraordinary difficulties procedurally accomplishing the reverse stock split and will vote on whether to abandon or modify the reverse stock split. If such action is taken, the board of directors will send letters to all shareholders notifying them of that decision. We do not foresee any circumstances which would prevent the reverse stock split from taking place as presented, but it is always possible that some unforeseen market or business circumstance could arise to cause the board of directors to reevaluate the reverse stock split.
FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
     Summarized below are certain material federal income tax consequences to us and our shareholders resulting from the reverse stock split. This summary is based upon United States federal income tax law, as currently in effect, which is subject to differing interpretations or change, possibly on a retroactive basis. This summary addresses only those shareholders who have held their shares as capital assets. This summary does not discuss all aspects of federal income taxation that may be important to shareholders in light of their individual circumstances. In addition, this summary does not discuss any state, local, foreign, or other tax considerations. This summary assumes that each shareholder is a United States citizen and has held, and will hold, shares of common stock as capital assets under the Internal Revenue Code of 1986, as amended. Each shareholder should consult its tax advisor as to the particular federal, state, local, foreign, and other tax consequences, in light of their specific circumstances.
Tax Consequences to the Company
     We believe that the reverse stock split will be treated as a tax-free “recapitalization” for federal income tax purposes and, accordingly, it should not result in any material federal income tax consequences to us. We will not apply for any ruling from the Internal Revenue Service, nor will we receive an opinion of counsel with respect to the tax consequences of the reverse stock split.
Tax Consequences to Shareholders Who Do Not Receive Cash for Fractional Shares
     A shareholder who receives no cash payment as a result of the reverse stock split, but continues to hold shares of our common stock directly immediately after the reverse stock split, will not recognize any gain or loss for United States federal income tax purposes. The aggregate adjusted tax basis of the shares held immediately after the reverse stock split will equal the aggregate adjusted tax basis of the shares held immediately prior to the reverse stock split, and the holding period of the shares will be the same as immediately prior to the reverse stock split.
Tax Consequences to Shareholders Whose Entire Interest in our Common Stock, Both Directly and Indirectly, is Terminated
     A shareholder who receives a cash payment for a fractional share of our common stock as a result of the reverse stock split and does not continue to hold our shares directly, or indirectly by virtue of being related to a person who continues to hold shares of our common stock directly, immediately after the reverse stock split, will recognize capital gain or loss, for United States federal income tax purposes, equal to the difference between the cash received for the common stock and the aggregate adjusted tax basis in such stock.

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Tax Consequences to Shareholders Whose Entire Interest in our Common Stock, Directly but not Indirectly, is Terminated.
     A shareholder that receives cash for a fractional share as a result of the reverse stock split, but is treated as a continuing shareholder by virtue of being related to a person who continues to hold our shares directly immediately after the reverse stock split, will recognize capital gain or loss in the same manner as set forth in the previous paragraph, provided that the receipt of cash either (1) is “not essentially equivalent to a dividend”, or (2) constitutes a “substantially disproportionate redemption of stock”, as described below.
(1) Not Essentially Equivalent to a Dividend. The receipt of cash is “not essentially equivalent to a dividend” if the reduction in the shareholder’s proportionate interest in us resulting from the reverse stock split (taking into account for this purpose the stock owned by persons to whom the shareholder is related) is considered a “meaningful reduction” given the shareholder’s particular facts and circumstances. The Internal Revenue Service has ruled that a small reduction by a minority shareholder whose relative stock interest is minimal and who exercises no control over the affairs of the corporation will satisfy this test.
(2) Substantially Disproportionate Redemption of Stock. The receipt of cash in the reverse stock split will be a “substantially disproportionate redemption of stock” if (a) the shareholder owns less than 50% of the total combined voting power of all classes of stock entitled to vote, and (b) the percentage of our voting stock owned by the shareholder (and by persons to whom the shareholder is related) immediately after the reverse stock split is less than 80% of the percentage of shares of voting stock owned by the shareholder immediately before the reverse stock split.
     In applying the foregoing “Not Essentially Equivalent to a Dividend” and “Substantially Disproportionate Redemption of Stock” tests, the shareholder will be treated as owning shares of common stock actually or constructively owned by certain individuals and entities related to the shareholder. If the receipt of cash in exchange for a fractional share is not treated as capital gain or loss under either of the tests, it will be treated first as ordinary dividend income to the extent of the shareholder’s ratable share of our current and accumulated earnings and profits, then as a tax-free return of capital to the extent of the shareholder’s aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain. Capital gain or loss recognized will be long-term if the shareholder’s holding period with respect to the stock surrendered is more than one year at the time of the reverse stock split. The deductibility of capital loss is subject to limitations. In the case of a shareholder who is an individual, long-term capital gain and dividend income should generally be subject to United States federal income tax at a maximum rate of 15%.
     The foregoing discussion summarizing certain federal income tax consequences does not refer to the particular facts and circumstances of any specific shareholder. Shareholders are urged to consult their own tax advisors for more specific and definitive advice as to the federal income tax consequences to them of the reverse stock split, as well as advice as to the application and effect of state, local and foreign income and other tax laws.

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FINANCIAL INFORMATION
Historical Financial Information and Management’s Discussion and Analysis of Financial Condition and Results of Operations
     Our historical financial information is located at “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and “Item 8 — Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended December 31, 2009 (filed with the SEC on June 15, 2010) and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2010 (filed with the SEC on June 15, 2010). A copy of both the 10-K and 10-Q accompany this Information Statement as Appendices J and K.
Pro Forma Consolidated Financial Statements (Unaudited)
     The following unaudited pro forma financial information presents the effect on our historical financial position of the $246,500 in fees and expenses we expect to incur in connection with the reverse stock split. Our unaudited pro forma consolidated balance sheet as of March 31, 2010 reflects the reverse stock split as if it occurred on that balance sheet date. Our book value per share is also as of March 31, 2010, the most recent balance sheet presented. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2010 and the year ended December 31, 2009 reflect the reverse stock split as if it occurred at the beginning of each period.
     The following unaudited pro forma financial information is not necessarily indicative of what our actual financial position would have been had the reverse stock split been consummated as of the above-referenced dates or of the financial position that may be reported by us in the future.

			Pro Forma
	March 31, 2010	Pro Forma	March 31,
Balance Sheet	(Unaudited)	Adjustments	2010
Assets
Cash	$2,893,551	(246,500) 1	$2,647,051
Accounts Receivable	4,898,291		4,898,291
Other Receivables	154,576		154,576
Advances to Suppliers	54,101		54,101
Inventories	3,027,837		3,027,837

Total Current Assets	11,028,356		10,781,856

Total Noncurrent Assets	9,090,544		9,090,544

Total Other Assets	657,619		657,619

Total Assets	$20,776,519		$20,530,019

Liabilities and Stockholders’ Equity

Total Current Liabilities	$8,538,398		$8,538,398
Total Noncurrent Liabilities	—		—
Stockholders’ Equity	12,238,121	(246,500) 1	11,991,621

Total Liabilities and Stockholders’ Equity	$20,776,519		$20,530,019

1	One-time expenses and fees related to the reverse stock split estimated to be $246,500, including $2,791 used to repurchase fractional shares of common stock.

23

Pro Forma Condensed Consolidated Three Months Statement of Operations (Unaudited)

			Pro Forma Three
Statement of	Three Months Ended	Pro Forma	Months Ended
Operations	March 31, 2010	Adjustments	March 31, 2010
Net Sales	$3,536,923		$3,536,923
Cost of Sales	2,830,142		2,830,142

Gross Profit	706,781		706,781
Selling, General, & Admin. Expenses	773,216	$360,150 (1)	413,066

Net income (loss) from continuing operations	(66,435)		293,715
Other Expenses (Net)	3,598		3,598
Provision for Income Taxes	35,632		35,632
Other comprehensive income	2,048		2,048

Net income (loss)	$(103,617)		$256,533
Net income (loss) per share — basic and diluted	$(0.00)		$0.00
Weighted average shares — diluted	51,959,693		51,959,693

1	Assumes that the expenses and fees of the reverse stock split are not expensed in this period, estimated to be a one time charge of $246,500. Assuming the savings of $360,150 in costs and expenses related to our public reporting and compliance obligations during the above-referenced period, if the estimated one-time transaction expenses and fees are netted against the $360,150 in savings, the impact in the period would be $113,650. The savings are based on, among other things, reduced legal and accounting expenses, reduced shareholder relations expenses, and reduced stock transfer agent fees.
Pro Forma Condensed Consolidated Year-End Statement of Operations (Unaudited)

			Pro Forma
			Year Ended
Statement of	Year Ended	Pro Forma	December 31,
Operations	December 31, 2009	Adjustments	2009
Net Sales	$20,848,514		$20,848,514
Cost of Sales	16,597,830		16,597,830

Gross Profit	4,250,684		4,250,684
Selling, General, & Admin. Expenses	3,730,012	$633,400 (1)	3,096,612

Net income from continuing operations	520,672		1,154,072
Other Expenses (Net)	399		399
Provision for Income Taxes	245,875		245,875
Other Comprehensive income	27,449		27,449

Net income	$302,645		$936,045
Net income per share — basic and diluted	$0.006		$0.018
Weighted average shares — diluted	51,959,693		51,959,693

1	Assumes that the expenses and fees of the reverse stock split are not expensed in this period, estimated to be a one time charge of $246,500. Assuming the savings of $633,400 in costs and expenses related to our public reporting and compliance obligations during the above-referenced period, if the estimated one-time transaction expenses and fees are netted against the $633,400 in savings, the impact in the period would be $386,900. The savings are based on, among other things, reduced legal and accounting expenses, reduced shareholder relations expenses, and reduced stock transfer agent fees.
Ratio of Earnings to Fixed Charges

	Three Months Ended	Year Ended	Year Ended
	March 31, 2010	December 31, 2009	December 31, 2008
Income before taxes	$(70,033)	$521,071	$129,400
Interest	37,433	149,410	0
Earnings available for fixed charges	(32,600)	$670,481	$129,400
Fixed Charges:
Interest	37,433	149,410	0
Ratio of Earnings to
Fixed Charges	N/A	4.49:1	N/A (1)

1	We had no fixed charges for the year ended December 31, 2008.
Book Value Per Share
Our Book Value Per Share as of March 31, 2010 was $0.24 based on a Stockholder’s Equity of $12,238,121 and 51,959,693 shares of common stock outstanding.
Income Per Share for Continuing Operations
Our Loss Per Share for Continuing Operations as of March 31, 2010 was less than $0.01 based on an Operating Loss of $66,435 and 51,959,693 shares of common stock outstanding.
Changes and Disagreements with Accountants on Accounting and Financial Disclosure
None.

24

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
     The following documents that we previously filed with the Commission are incorporated by reference in this Information Statement, except for any discussion therein of the “safe harbor” protections for forward-looking statements provided under The Private Securities Litigation Reform Act of 1995: (i) the Annual Report on Form 10-K for the year ended December 31, 2009 and (ii) the Quarterly Report on Form 10-Q for the quarter ended March 31, 2010. A copy of both the 10-K and the 10-Q accompany this Information Statement.
     All documents and reports that we filed with the commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement are not incorporated by reference into this Information Statement. New material information, if any, will be provided in an amended Information Statement.
     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein (or in any other subsequently filed documents which also is deemed to be incorporated by reference herein) modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
     The reverse stock split will result in a going-private transaction subject to Rule 13e-3 of the Exchange Act. The Company is filing a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the reverse stock split simultaneously with the dissemination of this Information Statement. The Schedule 13E-3 contains additional information about us. Copies of the Schedule 13E-3 are available for inspection and copying at our principal executive offices during regular business hours by any interested shareholders, or a representative who has been so designated in writing, and may be inspected or copied, or obtained by mail, by written request to Xiaoling Chen, E-4, Floor 3, Haijin Square, Taizi Road, Nanshan District, Shenzhen, PRC 518067. We are currently subject to the information requirements of the Exchange Act and file periodic reports and other information with the SEC. Copies of such reports, this Information Statement and the Schedule 13E-3 may be copied (at prescribed rates) at the public reference facilities maintained by the SEC at these facilities currently located at 100 F Street, NE, Room 1580, Washington, DC 20549. Some of this information may also be accessed on the World Wide Web through the SEC’s internet website at www.sec.gov.

25

Appendix A
FORM OF
CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
     Pursuant to the provisions of §78.385 and §78.390 of the Nevada Revised Statutes, Asia Electrical Power International Group Inc., a Nevada corporation, hereby adopts the following Certificate of Amendment to its Articles of Incorporation.
ARTICLE I.
     The name of the entity is Asia Electrical Power International Group Inc. (the “Corporation”). The Corporation is a for-profit corporation. The entity number issued to the Corporation by the Secretary of State is C21656-2002. The date of formation of the Corporation is August 30, 2002.
ARTICLE II
     The Articles of Incorporation of the Corporation are amended by revoking current Article III and adopting the following in substitution thereof:
     “Authorized Capital Stock. The authorized capital stock of the Corporation consists of Three Hundred Thousand (300,000) shares having a par value of one tenth of one cent ($.001) per share, divided into Two Hundred Ninety Thousand (290,000) shares of Common Stock and Ten Thousand (10,000) shares of Preferred Stock. Upon the effectiveness (the “Effective Time”) of the Certificate of Amendment to the Articles of Incorporation, each five hundred (500) shares of issued Common Stock outstanding immediately prior to the Effective Time, shall be combined and reclassified into one (1) fully-paid and nonassessable share of Common Stock; provided, however, that in lieu of any fractional interests in shares of Common Stock to which any shareholder who would be entitled only to receive such fractional interest (i.e., any shareholder owning fewer than 500 shares of Common Stock immediately prior to the Effective Time) would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such shareholder), the Corporation shall pay in cash for such fractional interest $0.068 per share of Common Stock held by such shareholder immediately prior to the Effective Time.”
ARTICLE III
     This Certificate of Amendment has been approved in the manner required by the Nevada Revised Statutes and the constituent documents of the Corporation.
     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officers thereunto duly authorized this ___day of                     , 2010.

ASIA ELECTRICL POWER INTERNATIONAL GROUP INC.
By:
Yulong Guo
President and Chief Executive Officer

Appendix B
CHAPTER 92A — MERGERS, CONVERSIONS, EXCHANGES AND DOMESTICATIONS
GENERAL PROVISIONS

NRS 92A.005	Definitions.
NRS 92A.007	“Approval” and “vote” defined.
NRS 92A.0075	“Articles,” “articles of incorporation” and “certificate of incorporation” defined.
NRS 92A.008	“Business trust” defined.
NRS 92A.009	“Charter document” defined.
NRS 92A.010	“Constituent document” defined.
NRS 92A.015	“Constituent entity” defined.
NRS 92A.020	“Domestic” defined.
NRS 92A.022	“Domestic business trust” defined.
NRS 92A.025	“Domestic corporation” defined.
NRS 92A.027	“Domestic general partnership” defined.
NRS 92A.030	“Domestic limited-liability company” defined.
NRS 92A.035	“Domestic limited partnership” defined.
NRS 92A.040	“Domestic nonprofit corporation” defined.
NRS 92A.045	“Entity” defined.
NRS 92A.050	“Exchange” defined.
NRS 92A.055	“Foreign” defined.
NRS 92A.060	“Limited partner” defined.
NRS 92A.070	“Member” defined.
NRS 92A.075	“Owner” defined.
NRS 92A.080	“Owner’s interest” defined.
NRS 92A.083	“Principal office” defined. [Effective July 1, 2008.]
NRS 92A.085	“Record” defined.
NRS 92A.090	“Resulting entity” defined.
NRS 92A.093	“Sign” defined.
NRS 92A.097	“Signature” defined.
AUTHORITY, PROCEDURE AND EFFECT

NRS 92A.100	Authority for merger; approval, contents and form of plan of merger.
NRS 92A.105	Authority for conversion; approval, form and contents of plan of conversion.
NRS 92A.110	Authority for exchange; approval, contents and form of plan of exchange.
NRS 92A.120	Approval of plan of merger, conversion or exchange for domestic corporation.
NRS 92A.130	Approval of plan of merger for domestic corporation: Conditions under which action by stockholders of surviving corporation is not required.
NRS 92A.135	Approval of plan of conversion for domestic general partnership.
NRS 92A.140	Approval of plan of merger, conversion or exchange for domestic limited partnership.
NRS 92A.150	Approval of plan of merger, conversion or exchange for domestic limited-liability company.
NRS 92A.160	Approval of plan of merger or exchange for domestic nonprofit corporation.
NRS 92A.165	Approval of plan of merger, conversion or exchange for domestic business trust.
NRS 92A.170	Abandonment of planned merger, conversion or exchange before filing of articles.
NRS 92A.175	Termination of planned merger, conversion or exchange after filing of articles.
NRS 92A.180	Merger of subsidiary into parent or parent into subsidiary.
NRS 92A.190	Merger or exchange with foreign entity.
NRS 92A.195	Conversion of foreign entity or foreign general partnership.
NRS 92A.200	Filing requirements for mergers or exchanges; dependency of terms of plan of merger, conversion or exchange on extrinsic facts.
NRS 92A.205	Filing requirements for conversions.

NRS 92A.207	Form required for filing of records.
NRS 92A.210	Filing fees.
NRS 92A.220	Duty when entire plan of merger, conversion or exchange is not set forth in articles.
NRS 92A.230	Signing of articles of merger, conversion or exchange.
NRS 92A.240	Effective date of merger, conversion or exchange; articles of termination.
NRS 92A.250	Effect of merger, conversion or exchange.
NRS 92A.260	Liability of owner after merger, conversion or exchange.
NRS 92A.270	Domestication of undomesticated organization.
RIGHTS OF DISSENTING OWNERS

NRS 92A.300	Definitions.
NRS 92A.305	“Beneficial stockholder” defined.
NRS 92A.310	“Corporate action” defined.
NRS 92A.315	“Dissenter” defined.
NRS 92A.320	“Fair value” defined.
NRS 92A.325	“Stockholder” defined.
NRS 92A.330	“Stockholder of record” defined.
NRS 92A.335	“Subject corporation” defined.
NRS 92A.340	Computation of interest.
NRS 92A.350	Rights of dissenting partner of domestic limited partnership.
NRS 92A.360	Rights of dissenting member of domestic limited-liability company.
NRS 92A.370	Rights of dissenting member of domestic nonprofit corporation.
NRS 92A.380	Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
NRS 92A.390	Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
NRS 92A.400	Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
NRS 92A.410	Notification of stockholders regarding right of dissent.
NRS 92A.420	Prerequisites to demand for payment for shares.
NRS 92A.430	Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
NRS 92A.440	Demand for payment and deposit of certificates; retention of rights of stockholder.
NRS 92A.450	Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
NRS 92A.460	Payment for shares: General requirements.
NRS 92A.470	Payment for shares: Shares acquired on or after date of dissenter’s notice.
NRS 92A.480	Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
NRS 92A.490	Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
NRS 92A.500	Legal proceeding to determine fair value: Assessment of costs and fees.

GENERAL PROVISIONS
     NRS 92A.005 Definitions. As used in this chapter, unless the context otherwise requires, the words and terms defined in NRS 92A.007 to 92A.097, inclusive, have the meanings ascribed to them in those sections.
     (Added to NRS by 1995, 2079; A 1997, 726; 1999, 1626; 2001, 1406, 3199; 2003, 3181; 2007, 2702)
     NRS 92A.007 “Approval” and “vote” defined. “Approval” and “vote” as describing action by directors or stockholders mean the vote by directors in person or by written consent, or action of stockholders in person, by proxy or by written consent.
     (Added to NRS by 1997, 726)

     NRS 92A.0075 “Articles,” “articles of incorporation” and “certificate of incorporation” defined. “Articles,” “articles of incorporation” and “certificate of incorporation” are synonymous terms and, unless the context otherwise requires, include all certificates filed pursuant to NRS 78.030, 78.1955, 78.209, 78.380, 78.385 and 78.390 and any articles of merger, conversion, exchange or domestication filed pursuant to NRS 92A.200 to 92A.240, inclusive, or 92A.270. Unless the context otherwise requires, these terms include restated articles and certificates of incorporation.
     (Added to NRS by 2003, 3180)
     NRS 92A.008 “Business trust” defined. “Business trust” means:
     1. A domestic business trust; or
     2. An unincorporated association formed pursuant to, existing under or governed by the law of a jurisdiction other than this State and generally described by NRS 88A.030.
     (Added to NRS by 1999, 1626)
     NRS 92A.009 “Charter document” defined. “Charter document” means the articles of incorporation of a foreign corporation, whether or not for profit, the articles of incorporation of a domestic corporation and a domestic nonprofit corporation, the articles of organization of a limited-liability company, the certificate of limited partnership of a limited partnership or the certificate of trust of a business trust and all amendments thereto.
     (Added to NRS by 2003, 3180)
     NRS 92A.010 “Constituent document” defined. “Constituent document” means the articles of incorporation or bylaws of a corporation, whether or not for profit, the articles of organization or operating agreement of a limited-liability company, the certificate of limited partnership or partnership agreement of a limited partnership, or the certificate of trust or governing instrument of a business trust.
     (Added to NRS by 1995, 2079; A 2001, 1406, 3199)
     NRS 92A.015 “Constituent entity” defined. “Constituent entity” means:
     1. With respect to a merger, each merging or surviving entity;
     2. With respect to an exchange, each entity whose owner’s interests will be acquired or each entity acquiring those interests; and
     3. With respect to the conversion of an entity or a general partnership, the entity or general partnership that will be converted into another entity.
     (Added to NRS by 1995, 2079; A 2001, 1407, 3199)
     NRS 92A.020 “Domestic” defined. “Domestic” as applied to an entity means one organized and existing under the laws of this State.
     (Added to NRS by 1995, 2079)
     NRS 92A.022 “Domestic business trust” defined. “Domestic business trust” means a business trust formed and existing pursuant to the provisions of chapter 88A of NRS.
     (Added to NRS by 1999, 1626)
     NRS 92A.025 “Domestic corporation” defined. “Domestic corporation” means a corporation organized and existing under chapter 78, 78A or 89 of NRS, or a nonprofit cooperative corporation organized pursuant to NRS 81.010 to 81.160, inclusive.
     (Added to NRS by 1995, 2079; A 1997, 726)
     NRS 92A.027 “Domestic general partnership” defined. “Domestic general partnership” means a general partnership governed by the provisions of chapter 87 of NRS.
     (Added to NRS by 2001, 1403; A 2001, 3199)

     NRS 92A.030 “Domestic limited-liability company” defined. “Domestic limited-liability company” means a limited-liability company organized and existing under chapter 86 of NRS.
     (Added to NRS by 1995, 2079)
     NRS 92A.035 “Domestic limited partnership” defined. “Domestic limited partnership” means a limited partnership organized and existing under chapter 87A or 88 of NRS.
     (Added to NRS by 1995, 2079; A 2007, 483)
     NRS 92A.040 “Domestic nonprofit corporation” defined. “Domestic nonprofit corporation” means a corporation organized or existing under chapter 82 of NRS, including those listed in NRS 82.051.
     (Added to NRS by 1995, 2079)
     NRS 92A.045 “Entity” defined. “Entity” means a foreign or domestic:
     1. Corporation, whether or not for profit;
     2. Limited-liability company;
     3. Limited partnership; or
     4. Business trust.
     (Added to NRS by 1995, 2079; A 1999, 1626; 2003, 3181)
     NRS 92A.050 “Exchange” defined. “Exchange” means the acquisition by one or more foreign or domestic entities of all an owner’s interests or one or more classes or series of an owner’s interests of one or more foreign or domestic entities.
     (Added to NRS by 1995, 2079)
     NRS 92A.055 “Foreign” defined. “Foreign” as applied to an entity means one not organized or existing under the laws of this State.
     (Added to NRS by 1995, 2079)
     NRS 92A.060 “Limited partner” defined. “Limited partner” means a person who has been admitted to a limited partnership as a limited partner in accordance with the partnership agreement.
     (Added to NRS by 1995, 2079)
     NRS 92A.070 “Member” defined. “Member” means:
     1. A member of a limited-liability company, as defined in NRS 86.081; or
     2. A member of a nonprofit corporation which has members.
     (Added to NRS by 1995, 2080; A 2001, 1407, 3199)
     NRS 92A.075 “Owner” defined. “Owner” means the holder of an interest described in NRS 92A.080 or a noneconomic member of a limited-liability company described in NRS 86.095.
     (Added to NRS by 1995, 2080; A 2001, 1407, 3199)
     NRS 92A.080 “Owner’s interest” defined. “Owner’s interest” means shares of stock in a corporation, membership in a nonprofit corporation, the interest of a member of a limited-liability company or a beneficial owner of a business trust, or the partnership interest of a general or limited partner of a limited partnership.
     (Added to NRS by 1995, 2080; A 1999, 1626)

     NRS 92A.083 “Principal office” defined. [Effective July 1, 2008.] “Principal office” has the meaning ascribed to it in NRS 78.010.
     (Added to NRS by 2007, 2702, effective July 1, 2008)
     NRS 92A.085 “Record” defined. “Record” means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.
     (Added to NRS by 2003, 3181)
     NRS 92A.090 “Resulting entity” defined. “Resulting entity” means, with respect to a conversion, the entity that results from conversion of the constituent entity.
     (Added to NRS by 2001, 1403; A 2001, 3199)
     NRS 92A.093 “Sign” defined. “Sign” means to affix a signature to a record.
     (Added to NRS by 2003, 3181)
     NRS 92A.097 “Signature” defined. “Signature” means a name, word, symbol or mark executed or otherwise adopted, or a record encrypted or similarly processed in whole or in part, by a person with the present intent to identify himself and adopt or accept a record. The term includes, without limitation, an electronic signature as defined in NRS 719.100.
     (Added to NRS by 2003, 3181)
AUTHORITY, PROCEDURE AND EFFECT
     NRS 92A.100 Authority for merger; approval, contents and form of plan of merger.
     1. Except as limited by NRS 78.411 to 78.444, inclusive, one or more domestic entities may merge into another entity if the plan of merger is approved pursuant to the provisions of this chapter.
     2. Except as otherwise provided in NRS 92A.180, the plan of merger must set forth:
     (a) The name and jurisdiction of organization of each constituent entity;
     (b) The name, jurisdiction of organization and kind of entity or entities that will survive the merger;
     (c) The terms and conditions of the merger; and
     (d) The manner and basis, if any, of converting the owner’s interests of each constituent entity into owner’s interests, rights to purchase owner’s interests, or other securities of the surviving or other entity or into cash or other property in whole or in part or cancelling such owner’s interests in whole or in part.
     3. The plan of merger may set forth:
     (a) Amendments to the constituent documents of the surviving entity; and
     (b) Other provisions relating to the merger.
     4. The plan of merger must be in writing.
     (Added to NRS by 1995, 2080; A 1997, 726; 2003, 3181; 2005, 2200)
     NRS 92A.105 Authority for conversion; approval, form and contents of plan of conversion.
     1. Except as limited by NRS 78.411 to 78.444, inclusive, one domestic general partnership or one domestic entity, except a domestic nonprofit corporation, may convert into a domestic entity of a different type or a foreign entity if the plan of conversion is approved pursuant to the provisions of this chapter.

     2. The plan of conversion must be in writing and set forth the:
     (a) Name of the constituent entity and the proposed name for the resulting entity;
     (b) Jurisdiction of the law that governs the constituent entity;
     (c) Jurisdiction of the law that will govern the resulting entity;
     (d) Terms and conditions of the conversion;
     (e) Manner and basis, if any, of converting the owner’s interest or the interest of a partner in a general partnership of the constituent entity into owner’s interests, rights of purchase and other securities in the resulting entity or cancelling such owner’s interests in whole or in part; and
     (f) Full text of the charter documents of the resulting entity.
     3. The plan of conversion may set forth other provisions relating to the conversion.
     (Added to NRS by 2001, 1403; A 2001, 3199; 2003, 3181; 2005, 2200)
     NRS 92A.110 Authority for exchange; approval, contents and form of plan of exchange.
     1. Except as a corporation is limited by NRS 78.411 to 78.444, inclusive, one or more domestic entities may acquire all of the outstanding owner’s interests of one or more classes or series of another entity not already owned by the acquiring entity or an affiliate thereof if the plan of exchange is approved pursuant to the provisions of this chapter.
     2. The plan of exchange must set forth:
     (a) The name and jurisdiction of organization of each constituent entity;
     (b) The name, jurisdiction of organization and kind of each entity whose owner’s interests will be acquired by one or more other entities;
     (c) The terms and conditions of the exchange; and
     (d) The manner and basis, if any, of exchanging the owner’s interests to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of the acquiring or any other entity or for cash or other property in whole or in part or cancelling such owner’s interests in whole or in part.
     3. The plan of exchange may set forth other provisions relating to the exchange.
     4. This section does not limit the power of a domestic entity to acquire all or part of the owner’s interests or one or more class or series of owner’s interests of another person through a voluntary exchange or otherwise.
     5. The plan of exchange must be in writing.
     (Added to NRS by 1995, 2080; A 1997, 726; 2005, 2201)
     NRS 92A.120 Approval of plan of merger, conversion or exchange for domestic corporation.
     1. After adopting a plan of merger, exchange or conversion, the board of directors of each domestic corporation that is a constituent entity in the merger or conversion, or the board of directors of the domestic corporation whose shares will be acquired in the exchange, must submit the plan of merger, except as otherwise provided in NRS 92A.130 and 92A.180, the plan of conversion or the plan of exchange for approval by its stockholders who are entitled to vote on the plan in accordance with the provisions of this section.
     2. For a plan of merger, conversion or exchange to be approved:
     (a) The board of directors must recommend the plan of merger, conversion or exchange to the stockholders, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan; and

     (b) The stockholders entitled to vote must approve the plan.
     3. The board of directors may condition its submission of the proposed merger, conversion or exchange on any basis. The provisions of this section or this chapter must not be construed to permit a board of directors to submit, or to agree to submit, a plan of merger, conversion or exchange to the stockholders without the recommendation of the board of directors required pursuant to paragraph (a) of subsection 2 unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan. Any agreement of the board of directors to submit a plan of merger, conversion or exchange to the stockholders notwithstanding an adverse recommendation of the board of directors shall be deemed to be of no force or effect.
     4. Unless the plan of merger, conversion or exchange is approved by the written consent of stockholders pursuant to subsection 7, the domestic corporation must notify each stockholder, whether or not he is entitled to vote, of the proposed stockholders’ meeting in accordance with NRS 78.370. The notice must also state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger, conversion or exchange and must contain or be accompanied by a copy or summary of the plan.
     5. Unless this chapter, the articles of incorporation, the resolutions of the board of directors establishing the class or series of stock or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of stockholders, the plan of merger or conversion must be approved by a majority of the voting power of the stockholders.
     6. Unless the articles of incorporation or the resolution of the board of directors establishing a class or series of stock provide otherwise, or unless the board of directors acting pursuant to subsection 3 requires a greater vote, the plan of exchange must be approved by a majority of the voting power of each class and each series to be exchanged pursuant to the plan of exchange.
     7. Unless otherwise provided in the articles of incorporation or the bylaws of the domestic corporation, the plan of merger, conversion or exchange may be approved by written consent as provided in NRS 78.320.
     8. If an officer, director or stockholder of a domestic corporation, which will be the constituent entity in a conversion, will have any liability for the obligations of the resulting entity after the conversion because he will be the owner of an owner’s interest in the resulting entity, then that officer, director or stockholder must also approve the plan of conversion.
     9. Unless otherwise provided in the articles of incorporation or bylaws of a domestic corporation, a plan of merger, conversion or exchange may contain a provision that permits amendment of the plan of merger, conversion or exchange at any time after the stockholders of the domestic corporation approve the plan of merger, conversion or exchange, but before the articles of merger, conversion or exchange become effective, without obtaining the approval of the stockholders of the domestic corporation for the amendment if the amendment does not:
     (a) Alter or change the manner or basis of exchanging an owner’s interest to be acquired for owner’s interests, rights to purchase owner’s interests, or other securities of the acquiring entity or any other entity, or for cash or other property in whole or in part; or
     (b) Alter or change any of the terms and conditions of the plan of merger, conversion or exchange in a manner that adversely affects the stockholders of the domestic corporation.
     10. A board of directors shall cancel the proposed meeting or remove the plan of merger, conversion or exchange from consideration at the meeting if the board of directors determines that it is not advisable to submit the plan of merger, conversion or exchange to the stockholders for approval.
     (Added to NRS by 1995, 2081; A 2001, 1407, 3199; 2003, 3182; 2005, 2201)
     NRS 92A.130 Approval of plan of merger for domestic corporation: Conditions under which action by stockholders of surviving corporation is not required.
     1. Action by the stockholders of a surviving domestic corporation on a plan of merger is not required if:
     (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger;
     (b) Each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger;

     (c) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and
     (d) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.
     2. As used in this section:
     (a) “Participating shares” means shares that entitle their holders to participate without limitation in distributions.
     (b) “Voting shares” means shares that entitle their holders to vote unconditionally in elections of directors.
     (Added to NRS by 1995, 2082)
     NRS 92A.135 Approval of plan of conversion for domestic general partnership. Unless otherwise provided in the partnership agreement, all partners must approve a plan of conversion involving a domestic general partnership.
     (Added to NRS by 2001, 1403; A 2001, 3199)
     NRS 92A.140 Approval of plan of merger, conversion or exchange for domestic limited partnership.
     1. Unless otherwise provided in the partnership agreement or the certificate of limited partnership, a plan of merger, conversion or exchange involving a domestic limited partnership must be approved by all general partners and by limited partners who own a majority in interest of the partnership then owned by all the limited partners. If the partnership has more than one class of limited partners, the plan of merger, conversion or exchange must be approved by those limited partners who own a majority in interest of the partnership then owned by the limited partners in each class.
     2. For the purposes of this section, “majority in interest of the partnership” means a majority of the interests in capital and profits of the limited partners of a domestic limited partnership which:
     (a) In the case of capital, is determined as of the date of the approval of the plan of merger, conversion or exchange.
     (b) In the case of profits, is based on any reasonable estimate of profits for the period beginning on the date of the approval of the plan of merger, conversion or exchange and ending on the anticipated date of the termination of the domestic limited partnership, including any present or future division of profits distributed pursuant to the partnership agreement.
     3. If any partner of a domestic limited partnership, which will be the constituent entity in a conversion, will have any liability for the obligations of the resulting entity after the conversion because he will be the owner of an owner’s interest in the resulting entity, then that partner must also approve the plan of conversion.
     (Added to NRS by 1995, 2082; A 1997, 727; 2001, 1409, 3199)
     NRS 92A.150 Approval of plan of merger, conversion or exchange for domestic limited-liability company.
     1. Unless otherwise provided in the articles of organization or an operating agreement:
     (a) A plan of merger, conversion or exchange involving a domestic limited-liability company must be approved by members who own a majority of the interests in the current profits of the company then owned by all of the members; and
     (b) If the company has more than one class of members, the plan of merger, conversion or exchange must be approved by those members who own a majority of the interests in the current profits of the company then owned by the members in each class.
     2. If any manager or member of a domestic limited-liability company, which will be the constituent entity in a conversion, will have any liability for the obligations of the resulting entity after the conversion because he will be the owner of an owner’s interest in the resulting entity, then that manager or member must also approve the plan of conversion.
     (Added to NRS by 1995, 2082; A 1997, 727; 1999, 1627; 2001, 1409, 3199)

     NRS 92A.160 Approval of plan of merger or exchange for domestic nonprofit corporation.
     1. A plan of merger or exchange involving a domestic nonprofit corporation must be adopted by the board of directors. The plan must also be approved by each public officer or other person whose approval of a plan of merger or exchange is required by the articles of incorporation of the domestic nonprofit corporation.
     2. If the domestic nonprofit corporation has members entitled to vote on plans of merger or exchange, the board of directors of the domestic nonprofit corporation must recommend the plan of merger or exchange to the members, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the members with the plan.
     3. The board of directors may condition its submission of the proposed merger or exchange on any basis.
     4. The members entitled to vote on a plan of merger or exchange must approve the plan at a meeting of members called for that purpose, by written consent pursuant to NRS 82.276, or by a vote by written ballot pursuant to NRS 82.326.
     5. The corporation must notify, in the manner required by NRS 82.336, each nonprofit member of the time and place of the meeting of members at which the plan of merger or exchange will be submitted for a vote.
     6. Unless the articles of incorporation of the domestic nonprofit corporation or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of members, the plan of merger or exchange to be authorized must be approved by a majority of a quorum of the members unless a class of members is entitled to vote thereon as a class. If a class of members is so entitled, the plan must be approved by a majority of a quorum of the votes entitled to be cast on the plan by each class.
     7. Separate voting by a class of members is required:
     (a) On a plan of merger if the plan contains a provision that, if contained in the proposed amendment to articles of incorporation, would entitle particular members to vote as a class on the proposed amendment; and
     (b) On a plan of exchange by each class or series of memberships included in the exchange, with each class or series constituting a separate voting class.
     (Added to NRS by 1995, 2082)
     NRS 92A.165 Approval of plan of merger, conversion or exchange for domestic business trust. Unless otherwise provided in the certificate of trust or governing instrument of a domestic business trust, a plan of merger, conversion or exchange must be approved by all the trustees and beneficial owners of each domestic business trust that is a constituent entity in the merger.
     (Added to NRS by 1999, 1626; A 2001, 1409, 3199; 2003, 3183)
     NRS 92A.170 Abandonment of planned merger, conversion or exchange before filing of articles. After a merger, conversion or exchange is approved, and at any time before the articles of merger, conversion or exchange are filed, the planned merger, conversion or exchange may be abandoned, subject to any contractual rights, without further action, in accordance with the procedure set forth in the plan of merger, conversion or exchange or, if none is set forth, in the case of:
     1. A domestic corporation, whether or not for profit, by the board of directors;
     2. A domestic limited partnership, unless otherwise provided in the partnership agreement or certificate of limited partnership, by all general partners;
     3. A domestic limited-liability company, unless otherwise provided in the articles of organization or an operating agreement, by members who own a majority in interest in the current profits of the company then owned by all of the members or, if the company has more than one class of members, by members who own a majority in interest in the current profits of the company then owned by the members in each class;
     4. A domestic business trust, unless otherwise provided in the certificate of trust or governing instrument, by all the trustees; and
     5. A domestic general partnership, unless otherwise provided in the partnership agreement, by all the partners.
     (Added to NRS by 1995, 2083; A 1999, 1627; 2001, 1409, 3199)

     NRS 92A.175 Termination of planned merger, conversion or exchange after filing of articles. After a merger, conversion or exchange is approved, at any time after the articles of merger, conversion or exchange are filed but before an effective date specified in the articles which is later than the date of filing the articles, the planned merger, conversion or exchange may be terminated in accordance with a procedure set forth in the plan of merger, conversion or exchange by filing articles of termination pursuant to the provisions of NRS 92A.240.
     (Added to NRS by 1999, 1626; A 2001, 1410, 3199)

     NRS 92A.180 Merger of subsidiary into parent or parent into subsidiary.
     1. A parent domestic corporation, whether or not for profit, parent domestic limited-liability company, unless otherwise provided in the articles of organization or operating agreement, or parent domestic limited partnership owning at least 90 percent of the outstanding shares of each class of a subsidiary corporation entitled to vote on a merger, 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited-liability company then owned by each class of members entitled to vote on a merger or 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited partnership then owned by both the general partners and each class of limited partners entitled to vote on a merger may merge the subsidiary into itself without approval of the owners of the owner’s interests of the parent domestic corporation, domestic limited-liability company or domestic limited partnership or the owners of the owner’s interests of a subsidiary domestic corporation, subsidiary domestic limited-liability company or subsidiary domestic limited partnership.
     2. A parent domestic corporation, whether or not for profit, parent domestic limited-liability company, unless otherwise provided in the articles of organization or operating agreement, or parent domestic limited partnership owning at least 90 percent of the outstanding shares of each class of a subsidiary corporation entitled to vote on a merger, 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited-liability company then owned by each class of members entitled to vote on a merger, or 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited partnership then owned by both the general partners and each class of limited partners entitled to vote on a merger may merge with and into the subsidiary without approval of the owners of the owner’s interests of the subsidiary domestic corporation, subsidiary domestic limited-liability company or subsidiary domestic limited partnership.
     3. The board of directors of a parent corporation, the managers of a parent limited-liability company with managers unless otherwise provided in the operating agreement, all members of a parent limited-liability company without managers unless otherwise provided in the operating agreement, or all general partners of a parent limited partnership shall adopt a plan of merger that sets forth:
     (a) The names of the parent and subsidiary; and
     (b) The manner and basis of converting the owner’s interests of the disappearing entity into the owner’s interests, obligations or other securities of the surviving or any other entity or into cash or other property in whole or in part.
     4. The parent shall mail a copy or summary of the plan of merger to each owner of the subsidiary who does not waive the mailing requirement in writing.
     5. Articles of merger under this section may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
     6. The articles of incorporation of a domestic corporation, the articles of organization of a domestic limited-liability company, the certificate of limited partnership of a domestic limited partnership or the certificate of trust of a domestic business trust may forbid that entity from entering into a merger pursuant to this section.
     (Added to NRS by 1995, 2083; A 1997, 727; 1999, 1627; 2001, 1410, 3199; 2005, 2203)
     NRS 92A.190 Merger or exchange with foreign entity.
     1. One or more foreign entities may merge or enter into an exchange of owner’s interests with one or more domestic entities if:
     (a) In a merger, the merger is permitted by the law of the jurisdiction under whose law each foreign entity is organized and governed and each foreign entity complies with that law in effecting the merger;
     (b) In an exchange, the entity whose owner’s interests will be acquired is a domestic entity, whether or not an exchange of owner’s interests is permitted by the law of the jurisdiction under whose law the acquiring entity is organized;
     (c) The foreign entity complies with NRS 92A.200 to 92A.240, inclusive, if it is the surviving entity in the merger or acquiring entity in the exchange and sets forth in the articles of merger or exchange its address where copies of process may be sent by the Secretary of State; and
     (d) Each domestic entity complies with the applicable provisions of NRS 92A.100 to 92A.180, inclusive, and, if it is the surviving entity in the merger or acquiring entity in the exchange, with NRS 92A.200 to 92A.240, inclusive.
     2. When the merger or exchange takes effect, the surviving foreign entity in a merger and the acquiring foreign entity in an exchange shall be deemed:

     (a) To appoint the Secretary of State as its agent for service of process in a proceeding to enforce any obligation which accrued before the merger or exchange became effective or the rights of dissenting owners of each domestic entity that was a party to the merger or exchange. Service of such process must be made by personally delivering to and leaving with the Secretary of State duplicate copies of the process and the payment of a fee of $100 for accepting and transmitting the process. The Secretary of State shall forthwith send by registered or certified mail one of the copies to the surviving or acquiring entity at its specified address, unless the surviving or acquiring entity has designated in writing to the Secretary of State a different address for that purpose, in which case it must be mailed to the last address so designated.
     (b) To agree that it will promptly pay to the dissenting owners of each domestic entity that is a party to the merger or exchange the amount, if any, to which they are entitled under or created pursuant to NRS 92A.300 to 92A.500, inclusive.
     3. This section does not limit the power of a foreign entity to acquire all or part of the owner’s interests of one or more classes or series of a domestic entity through a voluntary exchange or otherwise.
     (Added to NRS by 1995, 2086; A 1997, 728; 1999, 1628; 2001, 3192; 2003, 3183; 2003, 20th Special Session, 125)
     NRS 92A.195 Conversion of foreign entity or foreign general partnership.
     1. One foreign entity or foreign general partnership may convert into one domestic entity if:
     (a) The conversion is permitted by the law of the jurisdiction governing the foreign entity or foreign general partnership and the foreign entity or foreign general partnership complies with that law in effecting the conversion;
     (b) The foreign entity or foreign general partnership complies with the applicable provisions of NRS 92A.205 and, if it is the resulting entity in the conversion, with NRS 92A.210 to 92A.240, inclusive; and
     (c) The domestic entity complies with the applicable provisions of NRS 92A.105, 92A.120, 92A.135, 92A.140 and 92A.165 and, if it is the resulting entity in the conversion, with NRS 92A.205 to 92A.240, inclusive.
     2. When the conversion takes effect, the resulting foreign entity in a conversion shall be deemed to have appointed the Secretary of State as its agent for service of process in a proceeding to enforce any obligation. Service of process must be made personally by delivering to and leaving with the Secretary of State duplicate copies of the process and the payment of a fee of $100 for accepting and transmitting the process. The Secretary of State shall send one of the copies of the process by registered or certified mail to the resulting entity at its specified address, unless the resulting entity has designated in writing to the Secretary of State a different address for that purpose, in which case it must be mailed to the last address so designated.
     (Added to NRS by 2001, 1403; A 2001, 3199; 2003, 20th Special Session, 126)
     NRS 92A.200 Filing requirements for mergers or exchanges; dependency of terms of plan of merger, conversion or exchange on extrinsic facts.
     1. After a plan of merger or exchange is approved as required by this chapter, the surviving or acquiring entity shall deliver to the Secretary of State for filing articles of merger or exchange setting forth:
     (a) The name and jurisdiction of organization of each constituent entity;
     (b) That a plan of merger or exchange has been adopted by each constituent entity or the parent domestic entity only, if the merger is pursuant to NRS 92A.180;
     (c) If approval of the owners of one or more constituent entities was not required, a statement to that effect and the name of each entity;
     (d) If approval of owners of one or more constituent entities was required, the name of each entity and a statement for each entity that the plan was approved by the required consent of the owners;
     (e) In the case of a merger, the amendment, if any, to the charter document of the surviving entity, which amendment may be set forth in the articles of merger as a specific amendment or in the form of an amended and restated charter document or attached in that form as an exhibit; and

     (f) If the entire plan of merger or exchange is not set forth, a statement that the complete signed plan of merger or plan of exchange is on file at the registered office if a corporation, limited-liability company or business trust, or office described in paragraph (a) of subsection 1 of NRS 87A.215 or paragraph (a) of subsection 1 of NRS 88.330 if a limited partnership, or other place of business of the surviving entity or the acquiring entity, respectively.
     2. Any of the terms of the plan of merger, conversion or exchange may be made dependent upon facts ascertainable outside of the plan of merger, conversion or exchange, provided that the plan of merger, conversion or exchange clearly and expressly sets forth the manner in which such facts shall operate upon the terms of the plan. As used in this section, the term “facts” includes, without limitation, the occurrence of an event, including a determination or action by a person or body, including a constituent entity.
     (Added to NRS by 1995, 2084; A 1997, 729; 1999, 1629; 2001, 1411, 3199; 2003, 3184; 2003, 20th Special Session, 126; 2007, 483)
     NRS 92A.205 Filing requirements for conversions.
     1. After a plan of conversion is approved as required by this chapter, if the resulting entity is a domestic entity, the constituent entity shall deliver to the Secretary of State for filing:
     (a) Articles of conversion setting forth:
     (1) The name and jurisdiction of organization of the constituent entity and the resulting entity; and
     (2) That a plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.
     (b) The charter document of the domestic resulting entity required by the applicable provisions of chapter 78, 78A, 86, 87A, 88, 88A or 89 of NRS.
     (c) The information required pursuant to NRS 77.310.
     2. After a plan of conversion is approved as required by this chapter, if the resulting entity is a foreign entity, the constituent entity shall deliver to the Secretary of State for filing articles of conversion setting forth:
     (a) The name and jurisdiction of organization of the constituent entity and the resulting entity;
     (b) That a plan of conversion has been adopted by the constituent entity in compliance with the laws of this State; and
     (c) The address of the resulting entity where copies of process may be sent by the Secretary of State.
     3. If the entire plan of conversion is not set forth in the articles of conversion, the filing party must include in the articles of conversion a statement that the complete signed plan of conversion is on file at the registered office or principal place of business of the resulting entity or, if the resulting entity is a domestic limited partnership, the office described in paragraph (a) of subsection 1 of NRS 87A.215 or paragraph (a) of subsection 1 of NRS 88.330.
     4. If the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the charter document to be filed with the Secretary of State pursuant to paragraph (b) of subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date.
     5. Any records filed with the Secretary of State pursuant to this section must be accompanied by the fees required pursuant to this title for filing the charter document.
     (Added to NRS by 2001, 1404; A 2001, 3199; 2003, 3185; 2003, 20th Special Session, 127; 2007, 484, 1343, 2702)
     NRS 92A.207 Form required for filing of records.
     1. Each record filed with the Secretary of State pursuant to this chapter must be on or accompanied by a form prescribed by the Secretary of State.
     2. The Secretary of State may refuse to file a record which does not comply with subsection 1 or which does not contain all of the information required by statute for filing the record.

     3. If the provisions of the form prescribed by the Secretary of State conflict with the provisions of any record that is submitted for filing with the form:
     (a) The provisions of the form control for all purposes with respect to the information that is required by statute to appear in the record in order for the record to be filed; and
     (b) Unless otherwise provided in the record, the provisions of the record control in every other situation.
     4. The Secretary of State may by regulation provide for the electronic filing of records with the Office of the Secretary of State.
     (Added to NRS by 2003, 20th Special Session, 125)
     NRS 92A.210 Filing fees.
     1. Except as otherwise provided in this section, the fee for filing articles of merger, articles of conversion, articles of exchange, articles of domestication or articles of termination is $350. The fee for filing the charter documents of a domestic resulting entity is the fee for filing the charter documents determined by the chapter of NRS governing the particular domestic resulting entity.
     2. The fee for filing articles of merger of two or more domestic corporations is the difference between the fee computed at the rates specified in NRS 78.760 upon the aggregate authorized stock of the corporation created by the merger and the fee computed upon the aggregate amount of the total authorized stock of the constituent corporation.
     3. The fee for filing articles of merger of one or more domestic corporations with one or more foreign corporations is the difference between the fee computed at the rates specified in NRS 78.760 upon the aggregate authorized stock of the corporation created by the merger and the fee computed upon the aggregate amount of the total authorized stock of the constituent corporations which have paid the fees required by NRS 78.760 and 80.050.
     4. The fee for filing articles of merger of two or more domestic or foreign corporations must not be less than $350. The amount paid pursuant to subsection 3 must not exceed $35,000.
     (Added to NRS by 1995, 2085; A 1999, 1629; 2001, 1412, 3192, 3199; 2003, 3186; 2003, 20th Special Session, 128)
     NRS 92A.220 Duty when entire plan of merger, conversion or exchange is not set forth in articles. If the entire plan of merger, conversion or exchange is not set forth in the articles of merger, conversion or exchange, a copy of the plan of merger, conversion or exchange must be furnished by the surviving, acquiring or resulting entity, on request and without cost, to any owner of any entity which is a party to the merger, conversion or exchange.
     (Added to NRS by 1995, 2085; A 2001, 1413, 3199)
     NRS 92A.230 Signing of articles of merger, conversion or exchange. Articles of merger, conversion or exchange must be signed by each foreign and domestic constituent entity as follows:
     1. By an officer of a corporation, whether or not for profit;
     2. By one of the general partners of a limited partnership;
     3. By a manager of a limited-liability company with managers or by one member of a limited-liability company without managers;
     4. By a trustee of a business trust; and
     5. By one general partner of a general partnership.
     (Added to NRS by 1995, 2085; A 1997, 730; 1999, 1630; 2001, 101, 1413, 2726, 3199; 2003, 48, 3186)
     NRS 92A.240 Effective date of merger, conversion or exchange; articles of termination.
     1. A merger, conversion or exchange takes effect upon filing the articles of merger, conversion or exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed.
     2. If the filed articles of merger, conversion or exchange specify such a later effective date, the constituent entity or entities may file articles of termination before the effective date, setting forth:

     (a) The name of each constituent entity and, for a conversion, the resulting entity; and
     (b) That the merger, conversion or exchange has been terminated pursuant to the plan of merger, conversion or exchange.
     3. The articles of termination must be signed in the manner provided in NRS 92A.230.
     (Added to NRS by 1995, 2085; A 1999, 1630; 2001, 1413, 3199; 2003, 3187)
     NRS 92A.250 Effect of merger, conversion or exchange.
     1. When a merger takes effect:
     (a) Every other entity that is a constituent entity merges into the surviving entity and the separate existence of every entity except the surviving entity ceases;
     (b) The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;
     (c) The surviving entity has all of the liabilities of each other constituent entity;
     (d) A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;
     (e) The articles of incorporation, articles of organization, certificate of limited partnership or certificate of trust of the surviving entity are amended to the extent provided in the plan of merger; and
     (f) The owner’s interests of each constituent entity that are to be converted into owner’s interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the owner’s interests are entitled only to the rights provided in the articles of merger or any created pursuant to NRS 92A.300 to 92A.500, inclusive.
     2. When an exchange takes effect, the owner’s interests of each acquired entity are exchanged as provided in the plan, and the former holders of the owner’s interests are entitled only to the rights provided in the articles of exchange or any rights created pursuant to NRS 92A.300 to 92A.500, inclusive.
     3. When a conversion takes effect:
     (a) The constituent entity is converted into the resulting entity and is governed by and subject to the law of the jurisdiction of the resulting entity;
     (b) The conversion is a continuation of the existence of the constituent entity;
     (c) The title to all real estate and other property owned by the constituent entity is vested in the resulting entity without reversion or impairment;
     (d) The resulting entity has all the liabilities of the constituent entity;
     (e) A proceeding pending against the constituent entity may be continued as if the conversion had not occurred or the resulting entity may be substituted in the proceeding for the constituent entity;
     (f) The owner’s interests of the constituent entity that are to be converted into the owner’s interests of the resulting entity are converted;
     (g) An owner of the resulting entity remains liable for all the obligations of the constituent entity to the extent the owner was personally liable before the conversion; and
     (h) The domestic constituent entity is not required to wind up its affairs, pay its liabilities, distribute its assets or dissolve, and the conversion is not deemed a dissolution of the domestic constituent entity.
     (Added to NRS by 1995, 2085; A 1999, 1630; 2001, 1413, 3199)

     NRS 92A.260 Liability of owner after merger, conversion or exchange. An owner that is not personally liable for the debts, liabilities or obligations of the entity pursuant to the laws and constituent documents under which the entity was organized does not become personally liable for the debts, liabilities or obligations of the surviving entity or entities of the merger or exchange or the resulting entity of the conversion unless the owner consents to becoming personally liable by action taken in connection with the plan of merger, conversion or exchange.
     (Added to NRS by 1995, 2081; A 2001, 1414, 3199)
     NRS 92A.270 Domestication of undomesticated organization.
     1. Any undomesticated organization may become domesticated in this State as a domestic entity by:
     (a) Paying to the Secretary of State the fees required pursuant to this title for filing the charter document; and
     (b) Filing with the Secretary of State:
     (1) Articles of domestication which must be signed by an authorized representative of the undomesticated organization approved in compliance with subsection 6;
     (2) The appropriate charter document for the type of domestic entity; and
     (3) The information required pursuant to NRS 77.310.
     2. The articles of domestication must set forth the:
     (a) Date when and the jurisdiction where the undomesticated organization was first formed, incorporated, organized or otherwise created;
     (b) Name of the undomesticated organization immediately before filing the articles of domestication;
     (c) Name and type of domestic entity as set forth in its charter document pursuant to subsection 1; and
     (d) Jurisdiction that constituted the principal place of business or central administration of the undomesticated organization, or any other equivalent thereto pursuant to applicable law, immediately before filing the articles of domestication.
     3. Upon filing the articles of domestication and the charter document with the Secretary of State, and the payment of the requisite fee for filing the charter document of the domestic entity, the undomesticated organization is domesticated in this State as the domestic entity described in the charter document filed pursuant to subsection 1. The existence of the domestic entity begins on the date the undomesticated organization began its existence in the jurisdiction in which the undomesticated organization was first formed, incorporated, organized or otherwise created.
     4. The domestication of any undomesticated organization does not affect any obligations or liabilities of the undomesticated organization incurred before its domestication.
     5. The filing of the charter document of the domestic entity pursuant to subsection 1 does not affect the choice of law applicable to the undomesticated organization. From the date the charter document of the domestic entity is filed, the law of this State applies to the domestic entity to the same extent as if the undomesticated organization was organized and created as a domestic entity on that date.
     6. Before filing articles of domestication, the domestication must be approved in the manner required by:
     (a) The document, instrument, agreement or other writing governing the internal affairs of the undomesticated organization and the conduct of its business; and
     (b) Applicable foreign law.
     7. When a domestication becomes effective, all rights, privileges and powers of the undomesticated organization, all property owned by the undomesticated organization, all debts due to the undomesticated organization, and all causes of action belonging to the undomesticated organization are vested in the domestic entity and become the property of the domestic entity to the same extent as vested in the undomesticated organization immediately before domestication. The title to any real property vested by deed or otherwise in the undomesticated organization is not reverted or impaired by the domestication. All rights of creditors and all liens upon any property of the undomesticated organization are preserved unimpaired and all debts, liabilities and duties of an undomesticated organization that has been domesticated attach to the domestic entity resulting from the domestication and may be enforced against it to the same extent as if the debts, liability and duties had been incurred or contracted by the domestic entity.
     8. When an undomesticated organization is domesticated, the domestic entity resulting from the domestication is for all purposes deemed to be the same entity as the undomesticated organization. Unless otherwise agreed by the owners of the undomesticated organization or as required pursuant to applicable foreign law, the domestic entity resulting from the domestication is not required to wind up its affairs, pay its liabilities or distribute its assets. The domestication of an undomesticated organization does not constitute the dissolution of the undomesticated organization. The domestication constitutes a continuation of the existence of the undomesticated organization in the form of a domestic entity. If, following domestication, an undomesticated organization that has become domesticated pursuant to this section continues its existence in the foreign country or foreign jurisdiction in which it was existing immediately before the domestication, the domestic entity and the undomesticated organization are for all purposes a single entity formed, incorporated, organized or otherwise created and existing pursuant to the laws of this State and the laws of the foreign country or other foreign jurisdiction.
     9. As used in this section, “undomesticated organization” means any incorporated organization, private law corporation, whether or not organized for business purposes, public law corporation, general partnership, registered limited-liability partnership, limited partnership or registered limited-liability limited partnership, proprietorship, joint venture, foundation, business trust, real estate investment trust, common-law trust or any other unincorporated business formed, organized, created or the internal affairs of which are governed by the laws of any foreign country or jurisdiction other than the United States, the District of Columbia or another state, territory, possession, commonwealth or dependency of the United States.
     (Added to NRS by 2001, 1405; A 2001, 3199; 2003, 3187; 2007, 2702)
RIGHTS OF DISSENTING OWNERS
     NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
     (Added to NRS by 1995, 2086)
     NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
     (Added to NRS by 1995, 2087)
     NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
     (Added to NRS by 1995, 2087)
     NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
     (Added to NRS by 1995, 2087; A 1999, 1631)
     NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (Added to NRS by 1995, 2087)
     NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
     (Added to NRS by 1995, 2087)
     NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
     (Added to NRS by 1995, 2087)
     NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
     (Added to NRS by 1995, 2087)
     NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
     (Added to NRS by 1995, 2088)
     NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
     (Added to NRS by 1995, 2088)
     NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
     (Added to NRS by 1995, 2088)
     NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
     1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
     (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
          (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
          (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
     (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
     (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.
     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
     3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.
     (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438)
     NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
          (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
               (I) The surviving or acquiring entity; or
               (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
          (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
     (Added to NRS by 1995, 2088)
     NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
     1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
     2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
     (Added to NRS by 1995, 2089)

     NRS 92A.410 Notification of stockholders regarding right of dissent.
     1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
     2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
     (Added to NRS by 1995, 2089; A 1997, 730)
     NRS 92A.420 Prerequisites to demand for payment for shares.
     1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
     (b) Must not vote his shares in favor of the proposed action.
     2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.
     3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)
     NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
     1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.
     2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
     (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2089; A 2005, 2205)
     NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
     1. A stockholder to whom a dissenter’s notice is sent must:
     (a) Demand payment;
     (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

     (c) Deposit his certificates, if any, in accordance with the terms of the notice.
     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)
     NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
     2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     (Added to NRS by 1995, 2090)
     NRS 92A.460 Payment for shares: General requirements.
     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
     (a) Of the county where the corporation’s principal office is located;
     (b) If the corporation’s principal office is not located in this State, in Carson City; or
     (c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office.
The court shall dispose of the complaint promptly.
     2. The payment must be accompanied by:
     (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
     (b) A statement of the subject corporation’s estimate of the fair value of the shares;
     (c) An explanation of how the interest was calculated;
     (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
     (e) A copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2090; A 2007, 2704)
     NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
     (Added to NRS by 1995, 2091)

     NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
     (Added to NRS by 1995, 2091)
     NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.
     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
     (Added to NRS by 1995, 2091; A 2007, 2705)
     NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
     (Added to NRS by 1995, 2092)

Appendix C
FORM OF DEMAND FOR PAYMENT OF FAIR VALUE
ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
c/o Agency Services of Nevada
245 East Liberty Street
P O Box 6477
Reno, NV 89513
Attn: Yunbin Li, Chief Financial Officer

Re:	Demand for Payment of Fair Value of Fractional Share in Connection with Reverse Stock Split
     It is understood that a reverse stock split is to be effected by the Company as described in the Information Statement, dated                     , 2010, made available or sent by the Company to its stockholders (the “Reverse Stock Split”). The undersigned stockholder of Asia Electrical Power International Group Inc. (the “Company”) hereby demands, pursuant to Section 92A.420, Nevada Revised Statutes, that the company pay to the undersigned the fair value of the shares of Common Stock, par value $0.001 per share. The fair value is to be determined based on the fair value that the undersigned would be entitled to in connection with the Reverse Stock Split if the Company had not elected to pay cash in lieu of issuing such fractional share.
     The undersigned hereby certifies that he/she currently beneficially owns                      shares of this Company’s Common Stock, before giving effect to the proposed Reverse Stock Split. The undersigned hereby certifies that he acquired beneficial ownership of                      of such shares before December 4, 2009, the date on which the Company first publicly announced, by current report filed with the United States Securities and Exchange Commission, its intention to effect the Reverse Stock Split. The undersigned hereby certifies that he or she did not vote for the transaction. The undersigned does not accept the Company’s offer of the estimated fair value. The undersigned estimates that the fair value of the shares currently owned is $                     per share. The undersigned hereby makes a demand for payment of this estimated value plus interest.

(Name as it appears on share certificates)

Address

(Signature)

(Date)

Appendix D
FORM OF TRANSMITTAL LETTER
OF
ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
Return this form with your original stock certificate in the enclosed envelope to:
Quicksilver Stock Transfer, LLC
6623 Las Vegas Blvd. South #255
Las Vegas, Nevada 89119
DO NOT RETURN THIS FORM TO ASIA ELECTRICAL POWER INTERNATIONAL GOUP INC.
DIRECT ANY QUESTIONS TO QUICKSILVER STOCK TRANSFER, LLC (702) 629-1883
          Please carefully review the instructions before completing this Transmittal Letter. Quicksilver Stock Transfer, LLC (“Quicksilver”), the processing agent, can assist you if needed in completing this Transmittal Letter.
          This Transmittal Letter is for use of holders of common shares of Asia Electrical Power International Group Inc. (“AEPW”) in connection with the proposed reverse stock split of the common shares as more fully described in the steps listed below:
(a)	Effective at the midnight MST of , 2010 (the “Effective Time”), the shares of AEPW common stock will reverse split on a 1 for 500 basis (the “Reverse Split”);

(b)	Thereupon, each 500 pre-split AEPW common shares will be converted to one common share, with holders of less than one whole share after the completion of the Reverse Split entitled to receive cash in lieu of fractional shares in an amount equal to $0.068 per pre-split share. As a result, shareholders owning fewer than 500 pre-split AEPW common shares at the Effective Time will be cashed out and no longer be shareholders of AEPW.
          The records of Quicksilver show that you are a holder of common shares of AEPW. By completing this Transmittal Letter, you hereby represent and warrant that you are the owner of the number of common shares of AEPW which are represented by the stock certificate(s), described below and delivered herewith and have full power and authority to herewith deposit such shares. You hereby surrender the shares under the certificates listed below. The undersigned hereby authorizes and directs Quicksilver to issue (please select one):
     ☐ a certificate for new common shares to which the undersigned is entitled to because the undersigned owns 500 or more pre-split AEPW common shares; or
     ☐ a check in the amount equal to $0.068 per pre-split share because the undersigned owns less than 500 pre-split AEPW common shares.
     1. About You and Your Shares—Indicate Address Change as Necessary Below

Name:

Street:

City, State ZIP:

Email address:

Total Number of Certificated Shares Enclosed:

Number of Shares	Certificate Number

2. Required Signatures—All shareholders must sign below exactly as shown on your stock certificates that you are tendering to Quicksilver.

X

Signature of Shareholder	Date

Name of Shareholder (Print)

( ) —
Daytime Phone Number, including Area Code

3. Lost, Missing or Destroyed Certificate(s)
To replace any lost, missing or destroyed certificates, please contact Quicksilver, the processing agent for AEPW common stock, immediately at (702) 629-1883. Replacement of any lost, missing or destroyed certificates may require you to provide a bond, indemnity, or other reasonable assurances required by Quicksilver.
4. Special Delivery Instructions
Stock certificates will be mailed to the person and address shown in box 1 above unless you indicate a different address below:

ADDRESS

CITY STATE ZIP
INSTRUCTIONS FOR COMPLETING THE TRANSMITTAL LETTER
          All shareholders in possession of AEPW shares must surrender their original stock certificates to Quicksilver in order to receive the new stock certificates evidencing the 500:1 Reverse Split or cash if the shareholder owns less than 500 pre-split shares (“Exchange”).
          Until AEPW stock certificates are received by Quicksilver at the address set forth in the Transmittal Letter, together with such documents as Quicksilver may require, and until such documents are processed for Exchange by Quicksilver, the holder of such AEPW stock certificates shall not be entitled to receive the new certificate(s) or cash.
          If your stock certificates are lost, stolen or destroyed, please refer to Instruction 9 below. The Reverse Split is subject to the terms, conditions and limitations described in the information statement mailed to shareholders on or about                     , 2010.
YOUR STOCK CERTIFICATES FOR ANY CERTIFICATED SHARES YOU HOLD MUST BE RETURNED WITH THE TRANSMITTAL LETTER FOR YOUR EXCHANGE TO BE VALID.
IF YOU HOLD ANY OF YOUR SHARES OF AEPW WITH A STOCKBROKER IN STREET NAME, YOU WILL RECEIVE AND SHOULD FOLLOW THE SEPARATE TRANSMITTAL INSTRUCTIONS FROM YOUR BROKER.
Instruction 1 Exchange Deadline
To make a valid Exchange and have AEPW pay for all costs associated with the Exchange you must deliver this Transmittal Letter, properly completed, and your AEPW stock certificates to Quicksilver at the address shown on the Transmittal Letter as soon as possible and preferably before June 30, 2010. Shareholders will be responsible for any costs associated with the Exchange if they tender their shares to Quicksilver after June 30, 2010. Please do this in a timely manner to ensure a prompt Exchange. Quicksilver will have reasonable discretion to determine whether any Transmittal Letter is received on a timely basis and whether a Transmittal Letter has been properly completed. Any such determinations are conclusive and binding. Failure to return a Transmittal Letter and surrender stock certificates may result in the shareholder being responsible for any costs associated with the Exchange.
Instruction 2 Signatures on Transmittal Letter, Stock Powers and Endorsements
(a)	All signatures must correspond exactly with the name written on the face of the stock certificate without alteration, variation or any change whatsoever.

(b)	If the stock certificates surrendered are held of record by two or more joint owners, all such owners must sign the Transmittal Letter.

(c)	If any surrendered AEPW shares are registered in different names on several stock certificates, it will be necessary to complete, sign and submit as many separate Transmittal Letters as there are different registrations of stock certificates.

(d)	If this Transmittal Letter is signed by a person(s) other than the record holder(s) of AEPW stock certificates delivered (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate.

(e)	If this Transmittal Letter is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying AEPW stock certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

Instruction 3 Signature Guarantees Usually Not Required
Signatures on the Transmittal Letter need not be guaranteed unless you intend to place new certificate, if you are entitled one, in a different name than is on the current certificate. In such event, signatures on this Transmittal Letter must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Medallion Program, or by a stockbroker who is a member of such Program. Public Notaries cannot execute acceptable guarantees of signatures and the signature of a Notary Public is not acceptable for this purpose. You must also contact Quicksilver on anything else they would require from you to transfer your certificate.
The following are frequently requested types of registration changes. If your circumstances differ from those listed below, or if you have any other questions, please contact Quicksilver at (702) 629-1883.
     Name change due to marriage or transfer of ownership to another individual:
1.	Obtain a signature guarantee for the shareholder whose name is printed on the Transmittal Letter. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed. (See Instruction 3 for information on Signature Guarantees).
Shareholder whose name is printed on the Transmittal Letter is deceased. You are the executor or administrator of the estate:
1.	Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

2.	Obtain a signature guarantee for the legal representative. (See Instruction 3 for information on Signature Guarantees).

3.	Contact Quicksilver for any other Instructions.
The account is a joint account and one of the account holders is deceased. Transferring shares to the survivor only:
1.	Provide a certified (under raised seal) copy of death certificate.

2.	Provide survivor’s signature (signature guarantee is not necessary in this case).
The account is a joint account and one of the account holders is deceased. Transferring shares to the survivor and adding a name:
1.	Provide a certified (under raised seal) copy of death certificate.

2.	Survivor must obtain a signature guarantee. (See Instruction 3 for information on Signature Guarantees.)

3.	Contact Quicksilver for any other Instructions.
The account is a custodial account and the former minor has reached the legal age of majority:
1.	The former minor must obtain a signature guarantee. (See Instruction 3 for information on Signature Guarantees.)

2.	Provide a certified (under raised seal) copy of the birth certificate for the former minor.

3.	Contact Quicksilver for any other Instructions.
If the request is being made by the minor who has now reached the age of majority:
1.	The former minor must obtain a signature guarantee. (See Instruction 3 for information on Signature Guarantees.)

2.	Contact Quicksilver for any other Instructions.
You want to have the account registered in the name of a trust:
1.	Obtain a signature guarantee for the shareholder whose name is printed on the Transmittal Letter. If it is a joint account, both owners must sign and have their signatures guaranteed. (See Instruction 3 for information on Signature Guarantees.)

2.	Provide a copy of the first and last pages of the trust agreement.

3.	Contact Quicksilver for any other Instructions.
Instruction 4 Special Delivery Instructions
Complete Box 4 only if you want AEPW stock certificate or cash from the surrender of your shares to be delivered to an address other than the one printed in Box 1 entitled “About You and Your Shares.” Note: Your address of record will not be affected by completing this section.
Instruction 5 Delivery of Transmittal Letter and Stock Certificates
This Transmittal Letter, properly completed and duly executed, together with the certificate(s) representing AEPW shares, should be delivered to Quicksilver at the address set forth on the front of the Transmittal Letter. The method of delivery of AEPW stock certificates and all other required documents is at the election and risk of the holder of such AEPW shares; however, if such certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested. Insert in the box at the top of the Transmittal Letter the certificate number(s) of AEPW common stock certificate(s) which you are surrendering and the number of shares represented by each certificate. If the space provided is insufficient, attach a separate sheet listing this information.

Instruction 6 Validity of Surrender, Irregularities
All questions as to validity, form and eligibility of any surrender certificates will be determined, in its sole discretion, by AEPW (which may delegate the power to so determine in whole or in part to Quicksilver), and such determination shall be final and binding. AEPW reserves the right to waive any irregularities or defects in the surrender of any certificate(s) and its interpretation of the terms and conditions of the Transmittal Letter or any other documents delivered therewith with respect to such irregularities or defects shall be final and binding. Surrender will not be deemed to have been validly made until all irregularities and defects have been cured or waived.
Instruction 7 Lost, Stolen, or Destroyed Certificates
If your AEPW stock certificate(s) are lost, stolen or destroyed, please contact Quicksilver at (702) 629-1883 immediately for instructions on how to proceed.
Instruction 8 Holders Who Are Nominees, Trustees or Other Representatives
Each holder of record of AEPW shares is entitled to make an election and submit a Transmittal Letter covering all AEPW shares actually held of record by such holder. Nominee record holders, which include brokers, trustees or any other person that holds AEPW shares in any capacity whatsoever on behalf of more than one person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of AEPW shares held through such nominee record holders, but such elections must be made on one Election Form. Beneficial owners who are not record holders are not entitled to submit Election Forms. Persons submitting a Transmittal Letter on behalf of a registered stockholder as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or acting in another fiduciary or representative capacity should refer to above.
Instruction 9 Miscellaneous
Neither AEPW nor Quicksilver is under any duty to give notification of defects in any Transmittal Letter. AEPW and Quicksilver shall not incur any liability for failure to give such notification, and AEPW and Quicksilver has the absolute right to reject any and all Transmittal Letters not in proper form or to waive any irregularities in any Transmittal Letter.
Instruction 10 Information and Additional Copies
Additional copies of this document may be obtained by telephoning Quicksilver at (702) 629-1883. All inquiries with respect to the completion of the Transmittal Letter or the surrender of AEPW stock certificates should be made directly to Quicksilver at (702) 629-1883.
Instruction 11 Substitute Form W-9
You are required to provide Quicksilver with a correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 included herein. Failure to provide the information on the form may subject you to a ___federal income tax withholding on the payment of any amounts due for the certificate(s). The certificate included at the bottom of the form must be completed if you have not been issued a TIN and have applied for a number or intend to apply for a number in the near future. If the certificate is completed and Quicksilver is not provided a TIN within sixty (60) days, Quicksilver will withhold ___on payment of any amount due for the certificate(s) until a TIN is provided to Quicksilver.
IMPORTANT TAX INFORMATION
Under federal income tax law, a shareholder is required to provide Quicksilver (as payer) with such shareholder’s correct Taxpayer Identification Number (TIN) on the Substitute Form W-9 included herein. If such shareholder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the shareholder may be subject to a $___ penalty imposed by the Internal Revenue Service. In addition, payments that are made to such shareholder with respect to surrendered certificates may be subject to backup withholdings. Exempt shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholdings and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to the individual’s exempt status. Such statements can be obtained from Quicksilver. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. If backup withholding applies, Quicksilver is required to withhold ___of any amount otherwise payable to the shareholder. Backup withholdings is not an additional tax. Any amount withheld under backup withholding is allowable as a refundable credit against your federal income tax liability, provided you furnish the required information to the Internal Revenue Service. Such amounts, once withheld, are not refundable by Quicksilver.
Purpose of Substitute Form W-9
To prevent backup withholdings on payments that are made to a shareholder pursuant to the Reverse Split, the shareholder is required to notify Quicksilver of his or her correct TIN by completing the form certifying that the TIN provided in Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (1) the shareholder has not been notified by the internal Revenue Service that he or she is subject to backup withholdings as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the shareholder that he or she is no longer subject to backup withholdings. If a TIN is not provided to Quicksilver within sixty (60) days, Quicksilver is required to withhold ___of all reportable payments thereafter made to the shareholder until a TIN is provided.

What Number to Give Quicksilver
The shareholder is required to give Quicksilver the social security number or employer identification number of the record owner of the certificates. If the certificates are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidelines on which number to report.

PAYER: QUICKSILVER STOCK TRANSFER, LLC

	Part I-PLEASE PROVIDE YOUR TIN IN THE	Social Security Number
SPACE AT RIGHT AND CERTIFY BY SIGNING
	AND DATING BELOW.	OR Employer identification number

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part II-	Part III
	For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.	Awaiting TIN Y

Certification-UNDER PENALTIES OF PREJURY, I CERTIFY THAT:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
Payer’s Request for Taxpayer
Identification Number (TIN)	(2) 1 am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
Also see instruction in the enclosed Guidelines.

SIGNATURE DATE
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE F0RM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
IF YOU CHECKED THE BOX IN PART III OF SUBSTITUTE F0RM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part III (and have completed this Certificate of Awaiting Taxpayer Identification Number), ___of all cash payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Processing Agent.
SIGNATURE                                                                 DATE

Appendix E

	Estimated Annual Fees to Be Saved after Deregistration
				Detail
No.	Item	Fees	Quarter	Amount	Remarks
1	To Audit Team		1st	$7,000
			2nd	$7,000
		$86,000	3rd	$7,000
			Year end	$65,000

2	To accountant		1st	$5,000
			2nd	$5,000
		$22,000	3rd	$5,000
			Year end	$7,000

3	To attorney		1st	$9,300
			2nd	$9,300
		$73,900	3rd	$9,300
			Year end	$46,000

4	To IR		1st	$15,000
		$45,000	2nd	$15,000
			3rd	$15,000

5	To STA	$20,000			Annual

6	Annual Renewal	$1,500		$1,500

7	To market maker	$10,000		$10,000	Annual

8	To Promotion Team	$200,000		$200,000	As per Eric's expense list, the total promotion fee reached US$676,000 by Dec.2008

9	Travel Expense	$55,000

10	Internal Staff	$60,000			China's Staff

11	SOX expense re: Internal Controls	$60,000			Estimated - to begin in 2010

	Total	$633,400
Remarks : Item 9 and 10 reflects the annual average fee amount for the human resource of these years. The other items come from the fees charged by Magnum Group Inc. run by Peter Khean.

[DRAFT]
Appendix F
October 29, 2009
Jiansheng Xu, Chair
Special Committee of the Board of Directors
Asia Electrical Power International Group, Inc.
I appraised the fair value of a 1-share common stock interest in Asia Electrical Power International Group, Inc. (the “Company”), a Nevada “C” Corporation manufacturer of medium-voltage electrical power distribution equipment for the People’s Republic of China market, as of the date of this report for purposes of a going-private transaction involving a reverse stock split.
My primary sources of information were Company SEC filings which reported results through the six months ended June 30, 2009 as well as third-party compilations of historical Company share prices and trading volumes. I received the following insider information from management that will be held in strictest confidence: the fact that a reverse stock split is being contemplated, preliminary internal financial statements as of September 30, 2009, and the estimated cost savings from deregistration.
Nevada Revised Statute §92A.320 defines the fair value of dissenters’ shares as “the value immediately before the effectuation of the corporate action to which [the shareholder] objects, excluding any appreciation or depreciation in anticipation of the corporate action.” This definition, which is consistent with that of many other states, implies that fair value includes valuation discounts for both lack of control and marketability of the subject shares.
The Company’s common shares have traded over the counter (symbol AEPW) since early 2008. The following graphics depict the Company’s share price and trading volume since it went public. Of particular note is that the share price averaged $0.0534 and $0.0628 during the last 50 and 200 trading days, with average daily trading volumes of 74,100 and 60,400 shares for those periods, which represent less than 0.14% and 0.12% of 51.959 million shares outstanding. The share price as of October 29, 2009) was $0.06.

F-1

[DRAFT]
I project that the Company will be profitable in 2009 based on annualized third-quarter results:

[Dollars in	Nine Months		Full Year		Full Year 2009
Thousands]	2008	2009	2008	2009	Forecast Basis
Revenue	9,406.1	13,351.2	14,118.7	17,801.6	Nine months 2009 annualized
Cost of Sales	(7,810.4)	(10,406.4)	(11,714.4)	(13,875.2)	No change in margin

Gross Profit	1,595.6	2,944.8	2,404.4	3,926.4	Computed
Oporating Expense	(872.7)	(2,416.7)	(2,347.9)	(3,222.3)	No change in margin

Operating Income	723.0	528.1	56.5	704.1	Computed
Other Income, Net	6.8	(45.7)	72.9	(60.9)	Nine months 2009 annualized

Income Before Taxes	729.8	482.4	129.4	643.2	Computed
Income Taxes	(63.0)	(161.6)	(111.7)	(215.5)	Nine months 2009 annualized

Net Income	666.7	320.8	17.7	427.7	Computed
Foreign Currency	172.3	26.0	827.6	34.7	Six months 2009 annualized

Comprehensive Income	839.0	346.8	845.3	462.4	Computed
Shares Outstanding	51,959.7	51,959.7	51,959.7	51,959.7	Fully diluted

Net Income Per Share	0.02	0.01	0.02	0.01	Computed
Management estimates professional fee and other cost savings of $633,400 annually after deregistration. After taxes, this will increase net income by $421,200 or less than $0.001 per share, resulting in 2009 pro forma net income (as if deregistered) of $0.01 per share.
The next section values the equity based on the Asset Approach. As of September 30, 2009, Company reported common equity per share was $0.23:

[Dollars in	Sep. 30
Thousands]	2009
Reported Equity	12,320.6
Preferred Stock	(5.0)
Statutory Reserve	(183.7)

Common Equity	12,131.8
Shares Outstanding	51,959.7

Equity Per Share	0.23
Under the Asset Approach, the Company is valued as if liquidated. Were it to do so, the Company’s land use right (capitalized as a $2.7 million asset) would have no value. Although there might be erosion in receivables, inventory, net fixed asset, and advance to affiliate values, I had no data with which to assess this and made no such adjustments. The land right adjustment reduced equity value to $9.4 million or $0.18 per share.

F-2

[DRAFT]
Adjusted equity of $0.18 per share as compared to the market price of $0.06 per share implies a 67% discount from adjusted to market price. This comparison, however, assumes that the Company liquidates, which minority shareholders cannot force, and that its shares are fully liquid, which they are not (because of the small trading volume cited above.) The next section of this report adjusts for the lack of control and lack of liquidity of the subject shares.
Minority owners lack power, causing a lack of control discount (LOCD). Revenue Ruling 93-12 affirms it. I appraised it using market data. Mergerstat reports 20 — 25% LOCDs for operating companies. Morningstar reports 0 — 15% closed-end fund discounts. The first overstates LOCDs as it reflects synergy and excludes premium deals. The second understates them since funds are not operating businesses, have few prerogatives and lower risks. The Company is an operating business. Its LOCD should be between the two indications. I used a 17% baseline LOCD and analyzed case-specific factors, rating them -1 if they indicated a lower LOCD, 0 if neutral, or +1 if higher. Each rating considered the statutory or granted rights of the interest, the likelihood of exercise, and the economic impact thereof. The 26% LOCD was above the baseline:

LOCD Factor	R	Basis
Are voting rights equal?	1	No
Is there a control owner / block?	1	Yes
Is there a governance role?	1	No
Is a change of control likely?	1	No
Is there swing value?	1	No
Are control restrictions undue?	1	No
Is agreement amendment easy?	1	Majority
Is management easily changed?	1	No
Is there control of accounting?	1	No
Are state laws protective?	1	Not in NV
...anti-dilutive/pre-empt rights?	1	No
Is lack of control extended?	1	Perpetual
Are distributions proportional?	(1)	Yes
Is compensation reasonable?	0	Yes
Are cash calls probable?	(1)	No
Is there discretionary expense?	(1)	No
Are there non-operating assets?	(1)	No
Is income growing rapidly?	1	No
Is it stable?	1	No
Is financial status good?	1	Illiquid and levered
Is industry status good?	(1)	Yes
Are merger trends good?	1	Inapplicable
Is business risk high?	1	Yes
...Financial risk?	1	Yes
Are regulations relevant?	1	Yes
Is litigation risk high?	(1)	No
Is management capable?	(1)	Yes
...Deep?	(1)	Yes
...Reliant on key people?	(1)	No
Are owners involved?	0	Yes
Are uninsured risks major?	0	Inapplicable
Sum of Factor Ratings	10	Cumulative of above
Factors Rated	18	Number of factors
Factor Score	28	Sum of two preceding
Net Factors / Factors Rated	156%	Score / Rated
Baseline LOCD	17%	Developed above
Subject LOCD	26%	Product of preceding
The subject interest lacks liquidity, causing a lack of marketability discount (LOMD). Revenue Ruling 77-287 affirms it. Liquidity is limited by the absence of a deep market, which reduces realizable value due to exposure time, large bid-ask spreads, and a limited buyer pool, increasing price risk. NYSE studies show that, while small blocks of heavily traded issues execute immediately, larger blocks and shares of lightly traded issues occur at discounts and / or are slowly dribbled out. Moreover, the liquidity differential between heavily and lightly traded shares has risen due to shorter Rule 144 holding periods, narrower bid-ask spreads from decimal pricing, rising institutional trading volume, and the availability of hedges. For the most lightly traded NYSE issues, 24% do not trade on a given day, bid-ask spreads average 14%, and small-lot trading costs average 10%. The Company’s shares are vastly less liquid than NYSE shares owing to its limited trading volume cited above, and have benefited from no liquidity enhancements.
LOMDs cannot be measured directly. They are estimated with public market data and models. Market data are subject to many non-LOMD influences. Models are sensitive to uncertain assumptions. As a result, I used two generally accepted LOMD appraisal methods to estimate and confirm the subject LOMD. Each result was adjusted to reflect the subject interest’s characteristics, which generally increase the LOMD because its equity is inherently less liquid and marketable than larger, more actively traded public shares.

F-3

[DRAFT]
The next table summarizes LOMD studies. Some reflect transferability, others liquidity, and some (arguably all) reflect both. The studies suggest an average liquidity discount of 28%. The baseline LOMD estimate is thus 28%.

Primary	Transaction	Discount Percent			Includes
Author	Type	Low	Mean	High	Tfr.	Liq.
Abbott	Going Public	0.4	6.1	11.4	Yes	No
Bajaj	Going Public		7.2		Yes	No
Pratt	Going Public	15.0	17.5	20.0	Yes	No
	Flotation		10.3
Hertzel	Public		13.5		Yes	No
Wruck	Public	10.4	14.0	17.6	Yes	No
Johnson	Public		20.0		Yes	No
SEC	Public		23.0		Yes	No
Willamette	Public		31.0		Yes	No
Gelman	Public		33.0		Yes	No
Trout	Public		34.0		Yes	No
Silber	Public		34.0		Yes	No
Maher	Public		35.0		Yes	No
	Restricted		25.3

Bajaj	Public Registered		14.0		No	Yes
Jeffries	Public	21.0	34.5	48.0	No	Yes
Brennan	Public		35.5		No	Yes
	Liquidity		28.0

Koeplin	Going Public		20.4		Yes	Yes
Bajaj	Public		22.2		Yes	Yes
Bajaj	Private		28.1		Yes	Yes
Willamette	Going Public	32.0	47.5	63.0	Yes	Yes
Emory	Going Public	42.0	51.0	60.0	Yes	Yes
	Pre IPO		33.8
Using the 28% baseline LOMD and factor rating analysis, the 29% LOMD was above the baseline. Using Mercer’s LOMD model, market data, and case facts, I calculated a short 3-year hold period, confirming the LOMD:

LOMD Factor	R	Basis
Are distributions large?	1	None
...Certain?	1	None
...Frequent?	1	None
Is the entity diversified?	1	No
Is economic risk high?	(1)	No
...Interest rate risk?	0	Moderate
...Asset price risk?	1	Yes: land use rights
...Business risk?	1	Yes
...Financial risk?	1	Yes
Are unrealized gains large?	(1)	Losses
How are growth prospects?	(1)	Good
Are there liquidation rights?	1	No
...Withdrawal?	1	No
...Assignee admission?	1	Not applicable
Have interests been sold?	(1)	Yes, publicly traded
Are transfers restricted?	(1)	No
Is insider trading limited?	(1)	Yes
Is there a first refusal right?	0	Not applicable
Is there a resale market?	(1)	OTC
Is the holding period long?	(1)	No
Is exit strategy clear?	(1)	Going private
Are there potential buyers?	(1)	Yes
Is there an arbitration clause?	1	No
Is there put/call protection?	0	No
Is there a blockage effect?	0	No
Is there bankruptcy risk?	(1)	Low risk
Are liquid assets material?	1	No
Are capital calls probable?	(1)	No
Is there more debt capacity?	(1)	Yes
Are there financing sources?	(1)	Yes: banks
Is cash flow strong?	1	No
...stable?	1	No
Can the entity change easily?	1	No
Is information available?	0	SEC limitations
Are owners harmonious?	0	Unknown
Sum of Factor Ratings	1	Cumulative of above
Factors Rated	35	Number of factors
Factor Score	36	Sum of two preceding
Net Factors / Factors Rated	103%	Score / Rated
Baseline LOMD	28%	Developed above
Subject LOMD	29%	Product of preceding

Risk-Free Rate	4%	20-year Treasury
Equity Risk Premium	7%	SBBI
Size Premium	6%	SBBI
Risk Premium	1%	Cumulative of above
Required Return	17%	Subtotal
Value Growth Rate	4%	Estimated
After-Tax Yield	0%	No distributions
Yield Growth Rate	0%	No distributions

Hold Years	1	2	3	4	5	6	7	8	9	10	15	20	25
LOMD %	11	21	30	38	45	51	57	62	66	70	84	89	95

F-4

[DRAFT]
Control value is 100%, the LOCD is deducted to compute marketable minority value, and the LOMD is computed as a percentage thereof. The LOMD is deducted to compute non-marketable minority value. The 49% combined discount for the LOCD and the LOMD is control less non-marketable minority value:

Level of Value	%
Control	100
LOCD	(26)

Marketable Minority	74
LOMD	(23)

Non-Marketable Minority	51

Combined Discount	49
Hold Years	17
Implied Appreciation	4.0
Based on a 17-year hold and the combined discount, the implied annual value growth due only to guaranteed diminution of the combined discount (to zero at liquidation) equals the risk-free Treasury bond rate, confirming the 49% combined discount.
Based on adjusted equity of $0.18 per share and the 49% combined discount, the subject interest’s fair value is ($0.18 X 51% =) $0.09 per share using the Asset Approach.
The next section of this report is based on the Market Approach to value. Based on projected full-year 2009 net income of $0.01, the current market price of $0.06 per share implies a price / earnings ratio of 6.0 times, well below the 25.9 P/E ratio of the Dow Jones United States Electrical Components and Equipment Index (which includes 157 publicly traded companies). A discount to the Dow Index is appropriate because the Company is far smaller and less diversified than the vast majority of Dow Index companies, and its stock is vastly less liquid. On the other hand, the Chinese economic outlook is superior to that of the United States. Chinese real gross domestic product growth is expected to reach 8% in 2009 and 2010, led by strong expansion in investment and consumption spending, according to The Economist Magazine and Chinese government publications. Power generation, which tracks macroeconomic activity, is expected to show similar growth. This contrasts with continued recession in the U.S. (which shows signs of ending, but risks of another dip.)
I considered the prices of recent “going-private” transactions in which minority interests were redeemed. Recent transactions have indicated “going-private” premiums of 10% to 20% per Mergerstat. One basis for the premium is the compliance cost savings mentioned above. Applying a midpoint 15% premium, the Market Approach value indication is $0.07 per share.
I considered developing an Income Approach value indication but concluded that it would be highly speculative, requiring a highly uncertain projection of future results, and would thus be far less reliable than the Asset and Market Approach value indications.
The Asset Approach value indication ($0.09 per share) compares reasonably with the Market Approach value indication of $0.07 per share. I considered them equally reliable value indications, and weighted them equally.
The fair market value of one Company share is $0.08.
This value applies only for the stated purpose, use, and date, and reflects the preceding report.
I certify that:
•	Statements of fact made here are correct.

•	My analyses / conclusions are impartial, unbiased, and limited only by reported assumptions / conditions.

•	I have no present / prospective interest in the property or bias concerning the interest / parties.

•	My compensation is not contingent, and no one assisted me.

•	I complied with all relevant professional standards.

•	I am a qualified, practicing appraiser subject to significant penalties for false or fraudulent valuation statements.

•	I will not disclose engagement data, results, or occurrence unless authorized by you or legally required.

F-5

[DRAFT]
The following govern this report:
•	Legal issues are considered from a lay perspective. If they are material, such counsel is essential.

•	This opinion reflects research, analysis, and unbiased judgment. Acceptance by others is not guaranteed.

•	Information disclosed is necessary to support the conclusion. I knowingly withheld none.

•	I cannot guarantee that all relevant information was disclosed to me or its reliability.

•	I am not an accountant and cannot guarantee that entity recordkeeping follows generally accepted financial / tax principles / requirements, or the absence of irregularities, misrepresentations, or fraud.

•	I render no opinion of title. This appraisal assumes fee simple ownership.

•	I am not required to give deposition / testimony and may not be expertised without prior fee arrangements.

•	Possession of this report grants no publication rights without my consent.

•	I completed this objective report in your employ. Nothing in it replaces any party’s judgment or due diligence.

•	This valuation assumes that no environmentally unsafe materials are on / in the subject property.

•	I am not qualified to detect and am not responsible for such conditions.

•	This report neither suggests nor guarantees any action.

•	Values are per data available as of the report date.
I have valued over 2,500 businesses for taxation, transactions, litigation, and compliance. I serve on IBA’s education and editorial committees. I publish, speak, and teach extensively. I previously held financial management positions with The Boston Company, AmeriTrust, Progressive, and Standard Oil. I hold a B.A. (Economics cum laude) from Princeton, an M.B.A. (Finance with distinction) from Harvard Business School and a Professional Fellowship from the Case Weatherhead School of Management.
Very truly yours,
Rand M. Curtiss, FIBA, MCBA, ASA, ASA
College of Fellows, The Institute of Business Appraisers (IBA)
Master Certified Business Appraiser, IBA
Accredited Senior Appraiser, Business Valuation, The American Society of Appraisers (ASA)
Accredited Senior Appraiser, Appraisal Review & Management, ASA
President, Loveman-Curtiss
Member, American Business Appraisers National Network

F-6

Appendix G
November 11, 2009
Jiansheng Xu, Chair
Special Committee of the Board of Directors
Asia Electrical Power International Group Inc.
I appraised the fair value of a 1-share common stock interest in Asia Electrical Power International Group Inc. (the “Company”), a Nevada “C” Corporation manufacturer of medium-voltage electrical power distribution equipment for the People’s Republic of China market, as of the date of this report for purposes of a going-private transaction involving a reverse stock split.
My primary sources of information were Company SEC filings which reported results through the six months ended June 30, 2009 as well as third-party compilations of historical Company share prices and trading volumes. I received the following insider information from management that will be held in strictest confidence: the fact that a reverse stock split is being contemplated, unaudited financial statements as of September 30, 2009 that are to be filed with the Company’s SEC Form 10-Q as of that date, and the estimated cost savings from deregistration.
Nevada Revised Statute §92A.320 defines the fair value of dissenters’ shares as “the value immediately before the effectuation of the corporate action to which [the shareholder] objects, excluding any appreciation or depreciation in anticipation of the corporate action.” This definition, which is consistent with that of many other states, implies that fair value includes valuation discounts for both lack of control and marketability of the subject shares.
The Company’s common shares have traded over the counter (symbol AEPW) since early 2008. The following graphics depict the Company’s share price and trading volume since it went public. Of particular note is that the share price averaged $0.0576 and $0.0622 during the last 50 and 200 trading days, with average daily trading volumes of 67,600 and 58,000 shares for those periods, which represent 0.13% and 0.11% of 51.959 million shares outstanding. I used the 50-day average daily trading price to benchmark the market value per share at $0.0576.

I project that the Company will be profitable in 2009 based on annualized third-quarter results:

[Dollars in	Nine Months		Full Year		Full Year 2009
Thousands]	2008	2009	2008	2009	Forecast Basis
Revenue	9,406.1	13,351.2	14,118.7	17,801.6	Nine months 2009 annualized
Cost of Sales	(7,810.4)	(10,406.4)	(11,714.4)	(13,875.2)	No change in margin

Gross Profit	1,595.6	2,944.8	2,404.4	3,926.4	Computed
Oporating Expense	(872.7)	(2,416.7)	(2,347.9)	(3,222.3)	No change in margin

Operating Income	723.0	528.1	56.5	704.1	Computed
Other Income, Net	6.8	(45.7)	72.9	(60.9)	Nine months 2009 annualized

Income Before Taxes	729.8	482.4	129.4	643.2	Computed
Income Taxes	(63.0)	(161.6)	(111.7)	(215.5)	Nine months 2009 annualized

Net Income	666.7	320.8	17.7	427.7	Computed
Foreign Currency	172.3	26.0	827.6	34.7	Six months 2009 annualized

Comprehensive Income	839.0	346.8	845.3	462.4	Computed
Shares Outstanding	51,959.7	51,959.7	51,959.7	51,959.7	Fully diluted

Net Income Per Share	0.02	0.01	0.02	0.01	Computed
Management estimates professional fee and other cost savings of $633,400 annually after deregistration. After taxes, this will increase net income by $421,200 or less than $0.001 per share, resulting in 2009 pro forma net income (as if deregistered) of $0.01 per share.
The next section values the equity based on the Asset Approach. As of September 30, 2009, Company reported common equity per share was $0.23:

[Dollars in	Sep. 30
Thousands]	2009
Reported Equity	12,320.6
Preferred Stock	(5.0)
Statutory Reserve	(183.7)

Common Equity	12,131.8
Shares Outstanding	51,959.7

Equity Per Share	0.23
Under the Asset Approach, the Company is valued as if liquidated. Were it to do so, the Company’s land use right (capitalized as a $2.7 million asset) would have no value. Although there might be erosion in receivables, inventory, net fixed asset, and advance to affiliate values as well as significant liquidation fees and other expenses, I had no data with which to assess this and made no such adjustments. The land right adjustment reduced equity value to $9.4 million or $0.18 per share.
Adjusted equity of $0.18 per share as compared to the market price of $0.0576 per share implies a 68% discount from adjusted to market price. This comparison, however, assumes that the Company liquidates, which minority shareholders cannot force, and that its shares are fully liquid, which they are not (because of the small trading volume cited above.) The next section of this report adjusts for the lack of control and lack of liquidity of the subject shares.
Minority owners lack power, causing a lack of control discount (LOCD). Revenue Ruling 93-12 affirms it. I appraised it using market data. Mergerstat reports 20 — 25% LOCDs for operating companies. Morningstar reports 0 — 15% closed-end fund discounts. The first overstates LOCDs as it reflects synergy and excludes premium deals. The second understates them since funds are not operating businesses, have few prerogatives and lower risks. The Company is an operating business. Its LOCD should be between the two indications. I used a 17% baseline LOCD and analyzed case-specific factors, rating them -1 if they indicated a lower LOCD, 0 if neutral, or +1 if higher. Each rating considered the statutory or granted rights of the interest, the likelihood of exercise, and the economic impact thereof. The 26% LOCD was above the baseline:

LOCD Factor	R	Basis
Are voting rights equal?	1	No
Is there a control owner / block?	1	Yes
Is there a governance role?	1	No
Is a change of control likely?	1	No
Is there swing value?	1	No
Are control restrictions undue?	1	No
Is agreement amendment easy?	1	Majority
Is management easily changed?	1	No
Is there control of accounting?	1	No
Are state laws protective?	1	Not in NV
...anti-dilutive/pre-empt rights?	1	No
Is lack of control extended?	1	Perpetual
Are distributions proportional?	(1)	Yes
Is compensation reasonable?	0	Yes
Are cash calls probable?	(1)	No
Is there discretionary expense?	(1)	No
Are there non-operating assets?	(1)	No
Is income growing rapidly?	1	No
Is it stable?	1	No
Is financial status good?	1	Illiquid and levered
Is industry status good?	(1)	Yes
Are merger trends good?	1	Inapplicable
Is business risk high?	1	Yes
...Financial risk?	1	Yes
Are regulations relevant?	1	Yes
Is litigation risk high?	(1)	No
Is management capable?	(1)	Yes
...Deep?	(1)	Yes
...Reliant on key people?	(1)	No
Are owners involved?	0	Yes
Are uninsured risks major?	0	Inapplicable

Sum of Factor Ratings	10	Cumulative of above
Factors Rated	18	Number of factors

Factor Score	28	Sum of two preceding

Net Factors / Factors Rated	156%	Score / Rated
Baseline LOCD	17%	Developed above

Subject LOCD	26%	Product of preceding
The subject interest lacks liquidity, causing a lack of marketability discount (LOMD). Revenue Ruling 77-287 affirms it. Liquidity is limited by the absence of a deep market, which reduces realizable value due to exposure time, large bid-ask spreads, and a limited buyer pool, increasing price risk. NYSE studies show that, while small blocks of heavily traded issues execute immediately, larger blocks and shares of lightly traded issues occur at discounts and / or are slowly dribbled out. Moreover, the liquidity differential between heavily and lightly traded shares has risen due to shorter Rule 144 holding periods, narrower bid-ask spreads from decimal pricing, rising institutional trading volume, and the availability of hedges. For the most lightly traded NYSE issues, 24% do not trade on a given day, bid-ask spreads average 14%, and small-lot trading costs average 10%. The Company’s shares are vastly less liquid than NYSE shares owing to its limited trading volume cited above, and have benefited from no liquidity enhancements.
LOMDs cannot be measured directly. They are estimated with public market data and models. Market data are subject to many non-LOMD influences. Models are sensitive to uncertain assumptions. As a result, I used two generally accepted LOMD appraisal methods to estimate and confirm the subject LOMD. Each result was adjusted to reflect the subject interest’s characteristics, which generally increase the LOMD because its equity is inherently less liquid and marketable than larger, more actively traded public shares.
The next table summarizes LOMD studies. Some reflect transferability, others liquidity, and some (arguably all) reflect both. The studies suggest an average liquidity discount of 28%. The baseline LOMD estimate is thus 28%.

Primary	Transaction	Discount Percent			Includes
Author	Type	Low	Mean	High	Tfr.	Liq.
Abbott	Going Public	0.4	6.1	11.4	Yes	No
Bajaj	Going Public		7.2		Yes	No
Pratt	Going Public	15.0	17.5	20.0	Yes	No

	Flotation		10.3

Hertzel	Public		13.5		Yes	No
Wruck	Public	10.4	14.0	17.6	Yes	No
Johnson	Public		20.0		Yes	No
SEC	Public		23.0		Yes	No
Willamette	Public		31.0		Yes	No
Gelman	Public		33.0		Yes	No
Trout	Public		34.0		Yes	No
Silber	Public		34.0		Yes	No
Maher	Public		35.0		Yes	No

	Restricted		25.3

Bajaj	Public Registered		14.0		No	Yes
Jeffries	Public	21.0	34.5	48.0	No	Yes
Brennan	Public		35.5		No	Yes

	Liquidity		28.0

Koeplin	Going Public		20.4		Yes	Yes
Bajaj	Public		22.2		Yes	Yes
Bajaj	Private		28.1		Yes	Yes
Willamette	Going Public	32.0	47.5	63.0	Yes	Yes
Emory	Going Public	42.0	51.0	60.0	Yes	Yes

	Pre IPO		33.8
Using the 28% baseline LOMD and factor rating analysis, the 29% LOMD was above the baseline. Using Mercer’s LOMD model, market data, and case facts, I calculated a short 3-year hold period, confirming the LOMD:

LOMD Factor	R	Basis
Are distributions large?	1	None
...Certain?	1	None
...Frequent?	1	None
Is the entity diversified?	1	No
Is economic risk high?	(1)	No
...Interest rate risk?	0	Moderate
...Asset price risk?	1	Yes: land use rights
...Business risk?	1	Yes
...Financial risk?	1	Yes
Are unrealized gains large?	(1)	Losses
How are growth prospects?	(1)	Good
Are there liquidation rights?	1	No
...Withdrawal?	1	No
...Assignee admission?	1	Not applicable
Have interests been sold?	(1)	Yes, publicly traded
Are transfers restricted?	(1)	No
Is insider trading limited?	(1)	Yes
Is there a first refusal right?	0	Not applicable
Is there a resale market?	(1)	OTC
Is the holding period long?	(1)	No
Is exit strategy clear?	(1)	Going private
Are there potential buyers?	(1)	Yes
Is there an arbitration clause?	1	No
Is there put/call protection?	0	No
Is there a blockage effect?	0	No
Is there bankruptcy risk?	(1)	Low risk
Are liquid assets material?	1	No
Are capital calls probable?	(1)	No
Is there more debt capacity?	(1)	Yes
Are there financing sources?	(1)	Yes: banks
Is cash flow strong?	1	No
...stable?	1	No
Can the entity change easily?	1	No
Is information available?	0	SEC limitations
Are owners harmonious?	0	Unknown
Sum of Factor Ratings	1	Cumulative of above
Factors Rated	35	Number of factors
Factor Score	36	Sum of two preceding
Net Factors / Factors Rated	103%	Score / Rated

Baseline LOMD	28%	Developed above
Subject LOMD	29%	Product of preceding

Risk-Free Rate	4%	20-year Treasury
Equity Risk Premium	7%	SBBI
Size Premium	6%	SBBI
Risk Premium	1%	Cumulative of above

Required Return	17%	Subtotal
Value Growth Rate	4%	Estimated
After-Tax Yield	0%	No distributions
Yield Growth Rate	0%	No distributions

Hold Years	1	2	3	4	5	6	7	8	9	10	15	20	25
LOMD %	11	21	30	38	45	51	57	62	66	70	84	89	95
Control value is 100%, the LOCD is deducted to compute marketable minority value, and the LOMD is computed as a percentage thereof. The LOMD is deducted to compute non-marketable minority value. The 49% combined discount for the LOCD and the LOMD is control less non-marketable minority value:

Level of Value	%
Control	100
LOCD	(26)

Marketable Minority	74
LOMD	(23)

Non-Marketable Minority	51

Combined Discount	49
Hold Years	17
Implied Appreciation	4.0
Based on a 17-year hold and the combined discount, the implied annual value growth due only to guaranteed diminution of the combined discount (to zero at liquidation) equals the risk-free Treasury bond rate, confirming the 49% combined discount.
Based on adjusted equity of $0.18 per share and the 49% combined discount, the subject interest’s fair value is ($0.18 X 51% =) $0.09 per share using the Asset Approach. This estimate overstates fair value because, as indicated above, it does not include either adjustments for realizable asset values (other than land use rights) or probable liquidation expenses.
The next section of this report is based on the Market Approach to value. Based on projected full-year 2009 net income of $0.01, the benchmark market price of $0.0576 per share implies a price / earnings ratio of 5.8 times, well below the 25.9 P/E ratio of the Dow Jones United States Electrical Components and Equipment Index (which includes 157 publicly traded companies). A discount to the Dow Index is appropriate because the Company is far smaller and less diversified than the vast majority of Dow Index companies, and its stock is vastly less liquid. On the other hand, the Chinese economic outlook is superior to that of the United States. Chinese real gross domestic product growth is expected to reach 8% in 2009 and 2010, led by strong expansion in investment and consumption spending, according to The Economist Magazine and Chinese government publications. Power generation, which tracks macroeconomic activity, is expected to show similar growth. This contrasts with continued recession in the U.S. (which shows signs of ending, but risks of another dip.)
I considered the prices of recent “going-private” transactions in which minority interests were redeemed. Recent transactions have indicated “going-private” premiums of 10% to 15% per Mergerstat. One basis for the premium is the compliance cost savings mentioned above. Applying a 15% premium, the Market Approach value indication is ($0.0576 X 1.15 =) $0.066 per share.
I considered developing an Income Approach value indication but concluded that it would be highly speculative, requiring a highly uncertain projection of future results, and would thus be far less reliable than the Asset and Market Approach value indications.
The Asset Approach value indication of $0.09 per share compares reasonably with the Market Approach value indication of $0.066 per share. As noted above, the Asset Approach value overstates liquidated value, and I therefore underweighted it at 10% relative to the Market Approach indication weight of 90%. The calculation: (10% X $0.09) + (90% X $0.066).
The fair market value of one Company share is $0.068 (6.8 cents).
This value applies only for the stated purpose, use, and date, and reflects the preceding report.
I certify that:
•	Statements of fact made here are correct.

•	My analyses / conclusions are impartial, unbiased, and limited only by reported assumptions / conditions.

•	I have no present / prospective interest in the property or bias concerning the interest / parties.

•	My compensation is not contingent, and no one assisted me.

•	I complied with all relevant professional standards.

•	I am a qualified, practicing appraiser subject to significant penalties for false or fraudulent valuation statements.

•	I will not disclose engagement data, results, or occurrence unless authorized by you or legally required.

The following govern this report:
•	Legal issues are considered from a lay perspective. If they are material, such counsel is essential.

•	This opinion reflects research, analysis, and unbiased judgment. Acceptance by others is not guaranteed.

•	Information disclosed is necessary to support the conclusion. I knowingly withheld none.

•	I cannot guarantee that all relevant information was disclosed to me or its reliability.

•	I am not an accountant and cannot guarantee that entity recordkeeping follows generally accepted financial / tax principles / requirements, or the absence of irregularities, misrepresentations, or fraud.

•	I render no opinion of title. This appraisal assumes fee simple ownership.

•	I am not required to give deposition / testimony and may not be expertised without prior fee arrangements.

•	Possession of this report grants no publication rights without my consent.

•	I completed this objective report in your employ. Nothing in it replaces any party’s judgment or due diligence.

•	This valuation assumes that no environmentally unsafe materials are on / in the subject property.

•	I am not qualified to detect and am not responsible for such conditions.

•	This report neither suggests nor guarantees any action.

•	Values are per data available as of the report date.
I have valued over 2,500 businesses for taxation, transactions, litigation, and compliance. I serve on IBA’s education and editorial committees. I publish, speak, and teach extensively. I previously held financial management positions with The Boston Company, AmeriTrust, Progressive, and Standard Oil. I hold a B.A. (Economics cum laude) from Princeton, an M.B.A. (Finance with distinction) from Harvard Business School and a Professional Fellowship from the Case Weatherhead School of Management.
Very truly yours,
Rand M. Curtiss, FIBA, MCBA, ASA, ASA
College of Fellows, The Institute of Business Appraisers (IBA)
Master Certified Business Appraiser, IBA
Accredited Senior Appraiser, Business Valuation, The American Society of Appraisers (ASA)
Accredited Senior Appraiser, Appraisal Review & Management, ASA
President, Loveman-Curtiss
Member, American Business Appraisers National Network

Appendix H
November 11, 2009
Board of Directors
Asia Electrical Power International Group Inc.
You retained me to express an opinion as to the fairness from a financial point of view to shareholders of Asia Electrical Power International Group Inc. (the “Company”) of the price of $0.068 (6.8 cents per share) for a going-private transaction involving a reverse stock split.
I based my opinion on my November 11, 2009 appraisal of the Company’s equity (attached) which concluded a fair value of $0.068 (6.8 cents per share). To summarize, my appraisal considered the average market price of the Company’s shares (which are traded over the counter), a premium in addition to that price based on comparable transactions drawn from the Pratt/Mergerstat market study average for such transactions during 2009 (which compared pre-transaction to quoted transaction prices to calculate the premiums), the net asset value of the Company, and the lack of control and marketability associated with its shares.
The proposed price of $0.068 (6.8 cents per share) is fair from a financial point of view to Company shareholders.
This opinion applies only for the stated purpose, use, and date, and reflects the attached report.
I certify that:
•	Statements of fact made here are correct.

•	My analyses / conclusions are impartial, unbiased, and limited only by reported assumptions / conditions.

•	I have no present / prospective interest in the property or bias concerning the interest / parties.

•	My compensation is not contingent, and no one assisted me.

•	I complied with all relevant professional standards.

•	I am a qualified, practicing appraiser subject to significant penalties for false or fraudulent valuation statements.

•	I will not disclose engagement data, results, or occurrence unless authorized by you or legally required.
The following govern this report:
•	Legal issues are considered from a lay perspective. If they are material, such counsel is essential.

•	This opinion reflects research, analysis, and unbiased judgment. Acceptance by others is not guaranteed.

•	Information disclosed is necessary to support the conclusion. I knowingly withheld none.

•	I cannot guarantee that all relevant information was disclosed to me or its reliability.

•	I am not an accountant and cannot guarantee that entity recordkeeping follows generally accepted financial / tax principles / requirements, or the absence of irregularities, misrepresentations, or fraud.

•	I render no opinion of title. This appraisal assumes fee simple ownership.

•	I am not required to give deposition / testimony and may not be expertised without prior fee arrangements.

•	Possession of this report grants no publication rights without my consent.

•	I completed this objective report in your employ. Nothing in it replaces any party’s judgment or due diligence.

•	This valuation assumes that no environmentally unsafe materials are on / in the subject property.

•	I am not qualified to detect and am not responsible for such conditions.

•	This report neither suggests nor guarantees any action.

•	Values are per data available as of the report date.
I have valued over 2,500 businesses for taxation, transactions, litigation, and compliance. I serve on IBA’s education and editorial committees. I publish, speak, and teach extensively. I previously held financial management positions with The Boston Company, AmeriTrust, Progressive, and Standard Oil. I hold a B.A. (Economics cum laude) from Princeton, an M.B.A. (Finance with distinction) from Harvard Business School and a Professional Fellowship from the Case Weatherhead School of Management.

Very truly yours,

Rand M. Curtiss, FIBA, MCBA, ASA, ASA
College of Fellows, The Institute of Business Appraisers (IBA)
Master Certified Business Appraiser, IBA
Accredited Senior Appraiser, Business Valuation, The American Society of Appraisers (ASA)
Accredited Senior Appraiser, Appraisal Review & Management, ASA
President, Loveman-Curtiss
Member, American Business Appraisers National Network

H-2

Appendix I
ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
Asia Electrical Power Industrial Zone, Songgang Road, Bao’an District, Shenzhen, China 518105
Tel: 0086-755-28231993 Fax:0086-755-28231996 Email: investment@aepe.biz
                    , 2010
Asia Electrical Power International Group Inc.
Important Notice Regarding the Internet Availability of Information Statement
Dear Shareholders:
Pursuant to the Securities and Exchange Commission rules, you are receiving this notice that the Information Statement on Schedule 14C and Transaction Statement on Schedule 13E-3 (together, “Transaction Materials”) of Asia Electrical Power International Group Inc. (the “Company”) are available on the Internet. Following the instruction below to view the Transaction Materials or to request a copy of the Materials.
This Communication presents only an overview of the more complete Transaction Materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the Transaction Materials. The Transaction Materials are available at:

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by calling our office at (86755)2823-1993 or toll free at                      or by written request at                                                             , by e-mail at investment@aepe.biz, or on our website at http://www.aepe.biz on or before                     , 2010, to facilitate timely delivery.

Sincerely,
/s/ Yulong Guo
President and CEO

APPENDIX J

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 10-K

☑	Annual report under Section 13 or 15(d) of the Securities Exchange Act of 1934
for the fiscal year ended December 31, 2009.

☐	Transition report under Section 13 or 15(d) of the Securities Exchange Act of 1934
for the transition period from                      to                      .
Commission file number: 000-51787
Asia Electrical Power International Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	98-0522960

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

E-4, Floor 3, Haijin Square
Taizi Road, Nanshan District, Shenzhen, China	518067

(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number, including area code: +86-755-2823-1993
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to section 12(g) of the Act:
Common Stock, $0.001 par value
(Title of class)
Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. ☐ YES ☑ NO
Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act. ☐ YES ☑ NO
Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☐ YES ☑ NO
Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained in this form and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☐ YES ☐ NO
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☑
(Do not check if a smaller reporting company)
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ YES ☑ NO
The aggregate market value of the 19,797,348 voting and non-voting common equity held by non-affiliates of the registrant was approximately $989,867.4 as of June 30, 2009, the last business day of the registrant’s most recently completed second fiscal quarter, based on the last sale price of the registrant’s common stock on such date of $0.05 per share, as reported on the OTC Bulletin Board.
As of April 1, 2010, the registrant had 51,959,693 shares of common stock and 5,000,000 shares of preferred stock issued and outstanding.
DOCUMENTS INCORPORATED BY REFERENCE
None

Unless otherwise indicated or the context otherwise requires, all references below in this Annual Report on Form 10-K to “we,” “us” and the “Company” are to Asia Electrical Power International Group Inc., a Nevada corporation and its wholly owned subsidiary Asia Electrical Power Equipment (Shenzhen) Co., Ltd.
Unless otherwise noted, all currency figures in this filing are in U.S. dollars. References to “Yuan” or “RMB” are to the currency of the People’s Republic of China (the “PRC”) Yuan (also known as the Renminbi). According to Xe.com as of March 30, 2010, $1.00 USD = 6.82685 Yuan.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This annual report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things:
•	general economic and business conditions, both nationally and in our markets,

•	our expectations and estimates concerning future financial performance, financing plans and the impact of competition,

•	our ability to implement our growth strategy,

•	anticipated trends in our business,

•	advances in technologies, and

•	other risk factors set forth herein.
We identify forward-looking statements by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate,” “hope,” “plan,” “believe,” “predict,” “envision,” “intend,” “continue,” “potential,” “should,” “confident,” “could” and similar words and expressions, although some forward-looking statements may be expressed differently. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. You should consider carefully the statements of this report which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements.
Forward-looking statements speak only as of the date of this report or the date of any document incorporated by reference in this report. Except to the extent required by applicable law or regulation, we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

1

PART I
ITEM 1. BUSINESS
Overview
Asia Electrical Power International Group Inc. (“AEPW”) was incorporated in the State of Nevada on August 30, 2002 as “Berita International Corporation.” On December 24, 2003, we changed our name to “Keiji International Group Inc.” and on September 30, 2004, we changed our name to “Asia Electrical Power International Group Inc.”
On January 23, 2003, we entered into an Asset and Share Exchange Agreement (the “Agreement”) with Shenzhen Naiji Electrical Equipment Co., Ltd. (“Naiji”), a PRC company whereby we acquired all the issued and outstanding stock of Naiji for consideration of 24,000,000 shares of our common stock.
The shareholders of Naiji unanimously approved the Agreement for the purposes of restructuring itself in anticipation of becoming listed on the OTC Bulletin Board. AEPW was formed by Naiji for this purpose. As a result, Naiji became our wholly-owned subsidiary. Prior to entering into the Agreement, we had no assets, liabilities, equity and had not issued any of our shares. In PRC, corporate ownership is determined by each shareholder’s proportionate capital contribution. As a result of entering into the Agreement, the shareholders of Naiji became the shareholders of AEPW in equal proportion wherein the 24,000,000 shares were allocated based on the capital contributions, or ownership of Naiji. The Agreement therefore was a non-arms length transaction.
Naiji has produced high and mid-voltage electrical switchgears since its inception in 1997.
For the year ended December 31, 2009, we generated a pre-tax income of $521,071 compared with a pre-tax net income of $129,400 for the 2008 fiscal year end period.
We are currently listed on the OTCBB under the symbol of “AEPW.”
Recent Events
On December 4, 2009, we filed a Schedule 13E-3 Transaction Statement including a Preliminary Information as an Exhibit with the Securities and Exchange Commission (“SEC”) in connection with the approval by the board of directors of a reverse stock split of one share for each 500 shares of the Company’s common stock presently issued and outstanding. The purpose of the reverse stock split is to reduce the number of stockholders of the Company as part of a process to permit the Company to terminate operating as a “reporting company” under the Securities Exchange Act of 1934 because of the disproportionate expense in remaining a “public company” compared with any benefits the Company receives as a result thereof. A Definitive Schedule 14C Information Statement will be sent or made available to all stockholders before the Company carries out the reverse stock split. No proxies are being solicited in connection with this transaction since stockholders holding approximately 70.8% of the issued and outstanding common stock of the Company have voted in favor of the reverse stock split.
We intend to carry out the reverse stock split by filing an amendment to our Articles of Incorporation with the Secretary of State of Nevada after the SEC approves the transaction disclosure documents and we complete the dissemination of transaction information materials to our stockholders. We also intend to file a final Schedule 13E-3 Transaction Statement and a Form 15 Certification and Notice of Termination of Registration with the SEC in order to effect the voluntary deregistration of our common stock after the reverse stock split is completed. For more information regarding the reverse stock split, please see our Schedule 13E-3 Transaction Statement, as amended, and the exhibits thereto, and Schedule 14C Preliminary Information Statement and the exhibits thereto, all of which were filed on March 11, 2010.

2

Our Headquarters
Our world headquarters are located at Asia Electrical Power Industrial Zone, Songgang Road, Bao’an District, Shenzhen, China. Our phone number is +86 755 2823 1993, and our fax number is +86 755 2823 1996.
Our Product Line and New Products
We design, manufacture and market electrical power systems designed to monitor and control the flow of electrical energy and to provide protection to motors, transformers and other electrically powered equipment. We carry a wide range of products which are generally configured together in various combinations to form a whole electric power and management system. The combinations vary depending on the needs of the customer and design specifications.
Our product line consists of switchgears, load break switches (circuit breakers), and branch cabinets and each is described below:
Switchgears are used in combination with associated control, measurement, protection and command devices. Switchgears are commonly used in association with electric power systems, or grids, with the combination of electrical disconnects and/or circuit breakers used to isolate electrical equipment. Switchgears are used both to de-energize equipment to allow work to be done and to clear faults downstream.
SRM 16-12/24 SF6 GIS Ring Main Unit
This product is used in conjunction with existing power systems to pass electrical current from one area to another to allow for continuous flow of electricity. This product uses SF6 sulphurhexaflouride, a non-poisonous electronegative gas as insulation to protect the components. This product also has arc extinguishing properties through the use of circuit breakers. An arc is sparking which results when there are higher than normal levels of current and results in increased temperature in the unit. This occurs when the level of electricity used at one time exceeds a maximum level. The circuit breaker detects excessive power demands in a circuit and self-interrupts the arc when high levels of current occur. It is used primarily in connection with the generation, transmission, distribution and conversion of electric power. This product consists of the AFL 12/24 D Load Break Switch, VDM6/12, VS1 12/24 and the BP1 Vacuum Circuit Breakers. This product is suitable for end-user or network node.
AGW 12/24 Outdoor Ring Main Unit
This product is the outdoor counterpart of the SRM 16-12/24 SF6 GIS Ring Main Unit with automatic temperature control. This product consists of the VS1-12/24, VDM6-12 and BP series vacuum circuit breakers and the AFL 12/24D Load break switch.
AGN 12/24 SF6 Ring Main Unit
This product is similar to the SRM 16-12/24 SF6 GIS Ring Main Unit however it consists of the VS1-12/24, VDM6-12 and BP series vacuum circuit breakers and the AFL 12/24D Load break switch.
KYN 12/24 Metal Clad Switchgear
This product is a complete set of distribution devices with 3.6 -2KV, 24KV used mainly in power plants, and mining industries.
Load Break Switches interrupt normal load currents in low voltage distribution networks.
EK24 GIS Load Break Switch
This product is an indoor high-voltage SF6 load switch and switchgear with a rated voltage of 12KV/24KV. It consists of SF6 gas as an arc-extinguishing property and insulation medium. This product includes three switch locations for on/off switching suitable for uses requiring controls at different locations. This product is adaptable with outdoor type cable cabinets.

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AFL 12/24D Load Break Switch
This product is an indoor high-voltage SF6 load switch and switchgear with a rated voltage of 12KV. It consists of SF6 gas as an arc-extinguishing property and insulation medium. This product includes three switch locations for on/off switching suitable for uses requiring controls at different locations. This product is adaptable with outdoor type cable cabinets.
AFW 12/24 Overhead Load Break Switch
This product is an outdoor high-voltage SF6 load switch is the outdoor overhead type distribution equipment with the rated voltage of 12KV and the three-phase alternating current of 50Hz. It is mainly used to make and break rated current or regulate overload current on aerial circuit, which is suitable for systems such as electric network transformer substations and mining and industrial enterprises.
AFLA 12/24D SF6 Load Break Switch
This product is an indoor high-voltage SF6 load switch and switchgear with a rated voltage of 12KV. It consists of SF6 gas as an arc-extinguishing property and insulation medium. It includes three switch locations for on/off switching suitable for uses requiring controls at different locations. It also is adaptable with outdoor type cable cabinets however are mainly used indoors.
Circuit Breakers are electric devices that, like a fuse, interrupt an electric current in a circuit when the current becomes too high.
VDM6/12 Vacuum
This product is an indoor high voltage vacuum circuit breaker with permanent magnetic mechanism with a rated voltage of 12KV and the three-phase alternating current of 50Hz and is used to switch on/off various types of electrical load. It is suitable for various types of electrical networks however used especially in industries requiring the generation of higher voltages and longer operating times.
VS1 12/24 Vacuum Circuit Breaker
This product is the outdoor counterpart of the VDM6/12 Vacuum.
AZW 12/24 Outdoor Circuit Breaker
This product is an indoor high voltage vacuum circuit breaker with permanent magnetic mechanism with a rated voltage of 12KV-24KV and the three-phase alternating current of 50Hz and is used to switch on/off various types of electrical loads. It is suitable for various types of electrical networks however used especially in industries requiring the generation of higher voltages and longer operating times.
BP1/BP2 Vacuum Circuit Breaker
We do not manufacture this product; rather, it is imported by suppliers in the Ukraine. It has a vacuum circuit breaker with permanent magnetic mechanism with a rated voltage of 10KV/12KV/24KV.
Branch Cabinets act as electrical transfer stations that connect electrical cables for distribution to various points.

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ADF 630 Indoor Cable Cabinet
This product is used for the cable connection and branching connection between various points. The cabinet crust is made of 2 millimeters of stainless steel plate. Electrically charged parts are structured with complete insulation and air tight seal. This product is waterproof and widely used in conjunction with our product line mentioned above.
ADF 630/2 Outdoor Cable Cabinet
This product is the outdoor counter part of the ADF 630 Indoor Cabinet.
Our product sales for 2009 are segregated as follows:

Product	Percent of Total Sales
Switchgears	40%
Branch Cabinets	14%
Circuit Breakers	46%
During fiscal 2009 and 2008, domestic (PRC) sales comprised 99.3% and 98.3% respectively of total sales.
During fiscal 2009 and 2008, we spent approximately $162,619 and $32,775, respectively on research and development costs. We believe that amounts spent on research and development are necessary for us to remain competitive in the market, and thus, such amounts may not necessarily be passed on directly to our customers. Amounts spent to date complying with environmental regulations have been insignificant. We believe that we meet all environmental regulations, and not foresee environmental regulations having a material adverse impact on our business in the immediate future.
New Products
We endeavor to enhance our product line by improving existing products and/or introducing new products to the marketplace. We have developed and are currently testing gas insulated switchgears to be used in the power distribution system of power plants and sub-stations, as well as an enhancement to existing switchgears which would afford applicability to other markets, such as power plants. We expect to introduce both products during the fourth quarter of 2009. These new products will allow us to enter new markets and attract new customers.
Warranty
We offer a warranty program designed to attract and retain customers. During the first year following a product sale, we will replace or repair any product free of charge to the customer, including shipping charges. After the first year, for a period of nine years thereafter, we will repair any product free of labor charge within 24 hours after receiving the customer complaint. The customer is required, however, to pay for replacement parts.
Raw Materials
We purchase various finished products to manufacture and assemble our product line. We purchase metal enclosures which house our branch cabinets. We also purchase voltage and current transformers, indicators, fuse and fuse holders, and other finished products, which we assemble into finish products. The metal enclosures are purchased from Shenzhen Keji Electrical Equipment Manufacturing Co. Ltd. located in Shenzhen PRC. Our President is a major shareholder of this supplier, however, we believe that the product pricing from this supplier is consistent with pricing from other suppliers in the area. We purchase our finished goods from a variety of suppliers. While we may maintain single sources for some of the finished goods, we believe that other supply sources for such products are available if necessary at competitive pricing.

5

Marketing and Markets
We market our products principally through our internal sales team. We have a total of 45 sales personnel in our company located at 20 regional sales offices throughout PRC. We also have four sales managers that supervise the regional offices. Our sales persons are compensated on a salary basis coupled with a year end bonus based on achievement. All sales orders are directed to the operations office in Shenzhen where our products are manufactured and assembled.
Our main marketing strategies are premised on:
•	The efforts of our sales staff to obtain new customers. Management oversees the efforts of our sales staff and makes adjustments to our marketing strategy as appropriate in response to market conditions. Management approves all marketing strategies carried out by our sales staff. We review monthly regional market reports of each branch office and make adjustments to our marketing strategies as market conditions vary. In addition to marketing to tradition commercial/residential customers, we also keep abreast of news and development in rural areas where contracts will be awarded to supply equipment for all aspects of electrical network implementation by the PRC.
•	Effective client relations management to maintain our customer base and to encourage referrals through existing customers. In maintaining customer relations, our sales staff offer technical support, tend to customer service matters, and arrange for on site visits from our technical staff so that customer questions or concerns are addressed in a timely manner.
•	Marketing campaigns launched throughout the PRC, promotional materials, and advertising in trade magazines and billboards and at trade exhibitions.
Management believes that our marketing strategies have been effective in achieving desired levels of revenues and therefore implementation of these strategies has been consistent. We also participate in industry exhibitions and trade fairs to be held from time to time in various regional cities in the PRC, including, Harbin, Shenyang, Beijing, Guangzhou, Jinan, Nanning and Shanghai.
Our targeted markets consist of:
•	Residential and commercial developers or contractors which may require expansion of existing power systems to new areas. Our sales staffs regularly keep in contact with developers and contractors for future referrals to service any new development projects. We also seek new developers and contractors through referrals from existing customers, or community resources (newspapers, trade magazines, etc.).
•	Wholesale manufactures who may make bulk purchases. We may offer a discount on bulk purchases and or discounts if we receive referrals from new customers. Manufacturers may keep promotional materials of ours in efforts to promote our products to their customer base.
•	Electrical equipment installation companies who may refer us to potential customers. Installation companies who are also licensed electricians appointed by government authorities also have their own customer base from which we may receive referrals. We use a variety of installation companies as our products require installation by these licensed electricians and by disbursing our installation hires throughout the region; we introduce our products to these electricians who may refer our products to their customers.
•	Electrical Bureaus of urban and rural cities who may award contracts to us to service various existing or new transportation developments such as airports, subway stations, etc. They also may require certain areas to be networked in order to distribute power to these areas. We keep abreast on new rural and urban developments and bid on contracts to service these areas which require development or expansion.

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The majority of our marketing efforts tend to generate referrals from existing customers. We place an emphasis on providing what we believe to be a higher lever of customer service, specifically relating to our on site visits, and technical support.
Product Distribution
Within the Guangdong province, we distribute our products through our own fleet of vans. Approximately 30% of total sales are within the Guangdong province. We contract with freight forwarders to deliver our products outside of the Guangdong province. Our contracts with freight forwarders are generally for a period of one year. The freight forwarding industry in the PRC is highly competitive, and we believe that we can engage other freight companies if necessary. Our customers generally pay for shipping charges.
Competition
We encounter significant competition from other power transmission/distribution equipment companies that have been in the industry for a longer period of time and have a more extensive line of products than us. These industries are populated by many national or international companies, with significantly greater resources and name recognition than our company.
The major companies in the power transmission/distribution equipment market are ABB, Siemens, and Schneider Electric. In addition, other smaller manufacturers exist in this market throughout the region. There also are competitors that carry proprietary infringed products, or pirated products which are of lesser quality, resulting in a lower selling price. We believe that pricing is an important factor in competition; however, we also believe that customer service from inception throughout the life of the product is an equal factor in competition.
Our competitors may offer a lower price given they may have stronger purchasing power due to economies of scale of their raw materials. However, our selling price includes not only the product, but also encompasses the customer service we provide throughout the life of our product as well as a strong warranty program. Our customer service focuses on providing regular on-site visits to address customer questions or concerns. Most of our competitors, to the best of our knowledge, do not provide similar customer service. As a result, we believe that our customer attrition rate is low.
Trends in the market
With new developments in rural areas, the PRC will be accepting bids to service such areas to establish electrical networks. We anticipate such new developments may potentially increase our sales by 20% during fiscal 2010. A majority of our sales are generated through referrals from existing customer base. However with these new developments, we expect a substantial amount of our sales to be generated by fulfilling PRC contract bids to service rural areas in 2010.
Intellectual Property
     Patents
We carry one patent for our SRM 16-12/24 SF6 GIS Ring Main Unit. We obtained this patent from the National Intellectual Property Bureau in April 2000. The patent life is 10 years and expired on April 15, 2010. We patented this product because we expected to generate significant revenues from this model and desired to protect ourselves from piracy of the product. However, despite the patent, others have continuously pirated this product in the marketplace.

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We do not carry any patents for our other products due to the cost of obtaining a patent outweighs the benefits as intellectual property laws in PRC are relatively new and enforcement to our knowledge is rare. Since PRC joined the World Trade Organization, the Trademark Law was amended in 2001 and Implementing Rules in late 2002, and amended its copyright law. Recent changes in the enforcement of copyright infringement in PRC have included stiffer penalties for patent, trademark or copyright infringement, the use of preliminary injunctions, and added criminal liability as an available remedy to trademark infringement.
     Trademarks
We do not have any registered trademarks or trade names.
Employees
     Our World Headquarters
We currently have 230 full-time employees and approximately 18 part-time employees at our world headquarters located in Asia Electrical Power Industrial Zone, Songgang Road, Bao’an District, Shenzhen. These employees occupy positions in our marketing, quality control, research and development, manufacturing, production, purchasing/transportation, administration and finance departments.
Other than our sales department located at our 15 branch offices, our marketing, quality control, research and development, manufacturing, production, purchasing/transportation, administration and finance departments are located at our world headquarters.
The Marketing Department is responsible for launching advertising campaigns, market research and customer service.
The Quality Control Department is responsible for outer and inner design specifications, input and output inspection, inventory management, product testing and after installation service support. This department also supervises the production department. Employees in this department consist of engineers and other technical staff.
The Research and Development Department is responsible for innovation of new and improved technologies. The department works closely with the Quality Control Department to ensure new products are constructed within specifications. Employees in this department consist of engineers and other technical staff.
The Production Department is responsible for production, assembly and packaging. The department receives all specifications from the quality control department.
The Purchasing and Transportation Department is responsible for fulfilling inventory orders from the quality control department, inventory management and co-ordination of delivery and installation.
The Administration Department is responsible for human resources, training, and payroll. The department also evaluates all processes to ensure certain levels of efficiency are maintained.
The Finance Department is responsible for compliance with accounting principles and national tax laws, bookkeeping, preparing budgets and analysis of financial reports. Employees in this department consist of senior and junior staff accountants.
     Branch Offices
At our 15 branch offices, we have a total of 33 employees.
Management believes that relations with its employees are good.

8

ITEM 1A. RISK FACTORS
We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.
ITEM 1B. UNRESOLVED STAFF COMMENTS
We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.
ITEM 2 PROPERTIES
Acquisition of Land Use Rights
In China, all land is owned by the State or, in the rural areas, by the local collectives. Chinese law allows a private party to acquire the right to use land and develop, utilize, and engage in business relating to the land, subject to certain limitations. Usually, land use rights are granted for specific purposes and for limited periods. Each period may be renewed at the expiration of the initial and any subsequent terms. Any changes in use of the land usually require approval by the government.
On September 7, 2004, we entered into an agreement with the PRC Government to lease approximately 3.77 hectares of land for the purpose of constructing new manufacturing facilities and office space. The lease term expires on January 19, 2056. In addition to the basic lease cost, the Company reimbursed the government for all improvements to the land, including surrounding roads, sewers, drainage, electrical and communication systems and compensated the former land use right holders for their losses of use of the land. All of these costs were fully paid.
The original leased area was 3.77 hectares. However, the area has been reduced to 3.06 hectares due to the city’s zoning regulation enacted for the expansion of transportation routes surrounding the leased land. We have been negotiating with the government for a refund due to the reduction of acreage.
Our Headquarters and Manufacturing Facilities
Our world headquarters and manufacturing facilities are located at Asia Electrical Power Industrial Zone, Songgang Road, Bao’an District, Shenzhen, China 518105. Our phone number is +86 755 2823 1993, and our fax number is +86 755 2823 1996. We completed the construction of our world headquarters and manufacturing facilities in September 2007. The total construction cost of the new facilities was approximately $3,800,000. There is no debt outstanding with respect to our facilities.
Our total facilities consist of 6 separate buildings located on 3.06 hectares. Building 1 consists of 7224 square meters and serves as our executive offices. [1 square foot equals 0.09290 square meters] Buildings 2, 3 and 4 consist of 8301, 11176 and 11176 square meters respectively, and serve as our manufacturing and assembly facilities. Buildings 5 and 6 are each 5192 square meters and are used as staff dormitories and recreational facilities. We believe that our facilities are modern, state of the art manufacturing facilities. We believe that these facilities are suitable for our administrative and manufacturing needs for the foreseeable future.
We have an administrative office located at E-4, Floor 3, Haijin Square, Taizi Road, Nanshan District, Shenzhen, China 518067. The space consists of 50 square meters and the monthly rent is approximately $500.
We also have 15 branch offices throughout PRC which we lease from unaffiliated third parties. We pay approximately $150 per month per office for rent. The leases are generally month to month.

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ITEM 3. LEGAL PROCEEDINGS
None

10

PART II
ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES.
Market Information
Our common stock is traded on the OTCBB under the symbol “AEPW” since May 2007. Trading of the common stock in the OTCBB market has been limited and sporadic. The table below sets forth the high and low bid prices of our common stock as reported by OTCBB, and are not necessarily indicative of actual market conditions. Further, all prices reflect inter-dealer prices without retail mark-up, mark-down, or commission and may not necessarily reflect actual transactions.

Fiscal Year	Quarter	High ($)	Low ($)
2009	First Quarter	0.15	0.051
	Second Quarter	0.08	0.039
	Third Quarter	0.06	0.036
	Fourth Quarter	0.19	0.04
2008	First Quarter	2.45	1.41
	Second Quarter	2.50	0.70
	Third Quarter	1.04	0.30
	Fourth Quarter	0.40	0.05
Holders and Dividends.
As of April 12, 2010, we have approximately 334 holder of record of our common stock. However, we believe that there are additional beneficial owners of our common stock who own their shares in “street names.”
We have not declared or paid any cash dividends on our common stock or other securities and do not anticipate paying any cash dividends in the foreseeable future. Any future determination to pay cash dividends will be at the discretion of the board of directors and will be dependent upon our financial condition, results of operations, capital requirements, and such other factors as the board of directors deem relevant.
Equity Compensation Plan Information
As of December 31, 2009, our Equity Compensation Plan Information is as follows:

Number of securities remaining
	Number of securities to be	Weighted-average	available for future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	5,000,000(1)	$0.50(1)	0(1)
Total	5,000,000	$0.50	0

(1)	On April 24, 2007, our Directors approved the granting of options to purchase a total of 5,000,000 shares of common stock under our 2007 Stock Option Plan (the “2007 Plan”) to directors, officers, employees and consultants of the Company. The exercise price per share was changed from $3.00 to $1.50 per share effective February 29, 2008, and to $0.50 per share effective November 26, 2008. All options under the plan have been granted. The options granted to each recipient were bifurcated, with half expiring June 30, 2009 and the other half expiring December 31, 2009. As of December 31, 2009, none of the granted options were exercised and therefore all the granted options have expired.

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Recent Sales of Unregistered Securities
We had no sales of equity securities during fiscal year 2009 not previously reported.
Issuer Purchases of Equity Securities.
During the fourth quarter of fiscal year 2009, we did not make any purchases of our outstanding equity securities.
ITEM 6. SELECTED FINANCIAL DATA.
We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.
ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
Cautionary Notice Regarding Forward Looking Statements
We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This filing contains a number of forward-looking statements which reflect management’s current views and expectations with respect to our business, strategies, products, future results and events, and financial performance. All statements made in this filing other than statements of historical fact, including statements addressing operating performance, events, or developments which management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, statements expressing general optimism about future operating results, and non-historical information, are forward looking statements. In particular, the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” variations of such words, and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties, including those discussed below. Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.
Readers should not place undue reliance on these forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our next Annual Report on Form 10-K and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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OVERVIEW
Results of Operation
The following is an analysis of our revenues and gross profit, details and analysis of components of expenses, and variance from December 31, 2009 compared to December 31, 2008.
Revenues

	2009	% Sales	2008	% Sales
Revenues	20,848,514	100%	$14,118,660	100%
Cost of Sales	16,597,830	80%	11,714,350	83%
Gross Profit	4,250,684	20%	$2,404,310	17%
Our revenues for the 2009 fiscal year period were $20,848,514, which represents an increase of $6,729,854 (or 47.7%) from revenues of $14,118,660 for comparable 2008 year-end period. The increase in revenues reflects generally the impact of the PRC Government initiatives which promote business expansion nationwide, which in turn increases the demand for electrical networks, and also the increased economic activities when the current economic downturn is fading. The increase also reflects our marketing efforts implemented through our regional branch offices. Cost of Sales for the 2009 period was $16,597,830, which represents an increase of $4,883,480 (or 41.7%) from $11,714,350 for the 2008 year-end period. The increase in cost of sales reflects, on a percentage basis, the increase in revenues.
Expenses (selling and administrative expenses).
Selling and administrative expenses for the 2009 fiscal year were $3,730,012, which represents an increase of $2,407,156 (or 182%) from those of 2008.

	2009	2008
Travel and promotion	$309,220	$248,251
Research and development	162,619	32,775
Technical Support and warranty	37,901	39,394
Salaries and benefits	717,370	509,689
Depreciation and amortization	352,913	242,684
Executive salaries and bonuses	1,720,000	—
Other	429,989	250,063

Total Expenses	$3,730,012	$1,322,856

The increase in selling and administrative expenses for the 2009 period is due principally to increases in executive salaries and bonus as well as increases in other salaries and benefits and travel and promotion. The executive salaries and bonuses increases were approved by our board of directors and the purpose of which was to keep our principal executive officers compensated at the similar level of other comparable companies. The general salaries and benefits were also increased due to the hiring of additional staff to support our increased sales levels. The staff increase also includes additional sales personnel at our branch offices. Salary benefits consist of social insurance and union fees. Travel and promotion costs increased coincident with our extended efforts of improving sales.
Operating Income (Loss).
We generated operating income for the 2009 year end period of $520,672 compared with an operating income of $56,454 for the 2008 year-end period for the reasons discussed above.

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Other Income and Expenses.
Other income was $249,217 for the 2009 year-end period compared with $117,243 for the 2008 period. Interest income which is income from amounts held on deposit was $9,602 for the 2009 year-end period compared with $28,248 for the 2008 year-end period. Interest expense was $149,410 for the 2009 year end period compared with $0 for the 2008 year-end period. Other expense for the 2009 period was $50,029 compared with $71,981 for the 2008 year-end period.
Foreign currency transaction loss.
Foreign exchange loss for 2009 amounted to $58,981 compared to a loss of $564 for the 2008 period. The increased loss reflects the increased purchases in euros, with unfavorable results.
Total Comprehensive Income (Loss).
For the 2009 fiscal year, we had a total comprehensive income of $302,645 compared to comprehensive income for the 2008 period of $845,242. The decrease is due to the reasons discussed above.
Income (Loss) Per Share.
Basic income per share applicable to common stock holders was $0.01 per share in 2009 period compared to a loss per share of less than $0.01 for the 2008 period.
Current Trends in the Industry.
We have experienced high competitive pressure since 2003 due to the increased supply of lower grade pirated products. We expect this trend to continue and, in order for us to retain our market share and increase and surpass revenues levels previously achieved, we will have to regain our competitive edge by directing resources into product innovation and refinement, research and development, marketing and advertising. We will also focus on maintaining good customer relations by providing what we believe to be a higher level of customer service. We hope to attract new customers by providing this level of service consistently throughout the life of the contract.
We have been able to retain our market share and expect to increase our customer base and level of sales with our existing methods of marketing, sales staff and customer service we provide. We view customer service as the most important factor in our marketing mix. As mentioned above “Trends in the Market”, with new developments in rural areas, the PRC will be accepting bids to service such areas to establish electrical networks. We anticipate such new developments will increase our sales by 20% during 2010 fiscal year. A majority of our sales are generated through existing customer base by referrals however with these new developments.
Liquidity and Capital Resources.
As of December 31, 2009, we had working capital of $2,697,076 compared to working capital of $2,208,696 as of December 31, 2008. The increase is due principally to the growth of accounts receivables, offset by the reclassification of a convertible note from a long-term liability to a current liability and the increase in accounts payables.
Over the next 12 months, we will require approximately $12,000,000 to sustain our working capital needs as follows based on projected sales of $20,000,000:

Materials, Labor, Overhead	$10,200,000
Selling Expenses and Administrative Expenses	1,800,000

Total	$12,000,000
Sources of Capital.
We expect our revenues generated from operations to cover our projected working capital needs; however, if additional capital is needed, we will explore financing options such as shareholder loans. Shareholder loans are without stated terms of repayment. In the past, we have been charged interest at the rate of 6% per annum. We have no formal agreement that ensures that we will receive such loans. In the event shareholder loans are not available, we may seek long or short term financing from local banks.

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We do not have any credit facilities with any lender.
Plans for Expansion.
None.
We do not know of any trends, events or uncertainties that are likely to have a material impact on our short-term or long-term liquidity other than those factors discussed above.
Material Commitments.
We do not have any material commitments for capital expenditures.
Seasonal Aspects.
Our business is seasonal in that sales are particularly low in February, due to the Chinese New Year holiday, during which time our business is closed up to 2 weeks. Sales in March are usually higher than usual levels as a result.
Off Balance Sheet Arrangements.
We have no off balance sheet arrangements.

15

CRITICAL ACCOUNTING POLICIES, JUDGMENTS AND ESTIMATES.
Critical Accounting Estimates.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The application of GAAP involves the exercise of varying degrees of judgment. The resulting accounting estimates will not always precisely equal the related actual results. Management considers an accounting estimate to be critical if:
•	Assumptions are required to be made, and

•	Changes in estimates could have a material adverse effect on our financial statements.
The following table presents information about our most critical accounting estimates and the effects of hypothetical changes in the assumptions used when making such estimates:

Balance Sheet	There is a risk of	How did we arrive	How accurate have we	How likely to change in
Account	change because?	at these Estimates?	been in the past?	the future?
Accounts Receivable	We provide an Allowance For Doubtful Accounts (AFDA) based on the age of each account. Uncollectible accounts are also written off, particularly when bankruptcy occurs.	AFDA provisions are made by analyzing agings of the accounts receivable.	These estimates of AFDA have been accurate in the past.	This method of determining AFDA will likely not change as the method used has provided accurate results.

Inventory	We review the net realizable value of our inventory to ensure that it is recorded at a lower of cost or market value. At this time, any obsolete inventory is written off. The market value could change due to the success of technical innovation on our part or by competitors within the switchgear Market.	The cost of our inventory (including manufacturing Overhead) is compared to net realizable value in the market.	Our procedure has produced reliable results.	We do not expect any change in procedure.

Fixed Assets	We calculate our depreciation using the straight line method based on useful lives of the assets. The useful lives of the asset could change due to technical innovation and or other factors and we may write off or write down obsolete assets.	The estimated lives of fixed assets are based on guidelines provided by Chinese tax authorities.	We believe our depreciation method has produced accurate results.	We do not foresee any changes.

Accrued Liabilities (Income Tax)	We are subject to income taxes in China. The determination of the tax liability is based on calculations which are further based on estimates such as, for example, allowances for bad debt. These estimates may change from time to time and the final tax outcome may increase or decrease our income tax expense provision made.	Income tax provision is calculated based on the statutory tax rate and level of operating income. Operating income is partially based on various estimates.

		These estimates may differ from actual results. This calculation is made monthly and installments are made toward the tax liability.	Our estimates currently have been in line with the actual assessment in our tax liability. Income tax provisions are calculated monthly.	Our estimates may change from time to time and this may affect the income tax provision. We may under or over remit our installments based on how our estimates differ from actual results.

16

Revenue Recognition.
Revenue is recognized when the product is delivered to customers. In determining delivery, consideration is given to the following: whether an arrangement exists with the buyer; whether delivery has occurred; whether the price to the buyer is fixed or determinable; and that collection is reasonably assured. No provision is made for any right of return that may exist as the criteria specified in pronouncement of the Financial Accounting Standards (SFAS) have been met.
ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.
Not Applicable.

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ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA.
The Financial Statements and Supplementary Data follow Part III-Item 15 below.
ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.
None
ITEM 9A(T). CONTROLS AND PROCEDURES.
Evaluation of Disclosure Controls and Procedures.
The Securities and Exchange Commission defines the term “disclosure controls and procedures” to mean a company’s controls and other procedures that are designed to ensure that information required to be disclosed in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. Our chief executive officer and chief financial officer have concluded, based on the evaluation of the effectiveness of the disclosure controls and procedures by our management, with the participation of our chief executive officer and chief financial officer, as of the end of the period covered by this report, that our disclosure controls and procedures were effective for this purpose, except as noted below under “Changes in Internal Controls.”
Management’s Report on Internal Control Over Financial Reporting.
The management of Asia Electrical Power International Group Inc. is responsible for establishing and maintaining adequate internal control over financial reporting. The Company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted principles.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can only provide reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to risks that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies and procedures may deteriorate.
As of December 31, 2009, management assessed the effectiveness of the Company’s internal control over financial reporting based on the criteria for effective internal control over financial reporting established in “Internal Control- Integrated Framework,” issued by the Committee of Sponsoring Organizations “(“COSO”) of the Treadway Commission. Management’s assessment including an evaluation of the design of the Company’s internal control over financial reporting and testing the operational effectiveness of its internal control over financial reporting.
Based on this assessment, management determined that, as of December 31, 2009, our internal controls over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.
This Report does not include an attestation report of our registered public accounting firm regarding our internal controls over financial reporting. The disclosure contained under this Item 9A(T) was not subject to attestation by our registered public accounting firm pursuant to temporary rules of the SEC that permit us to provide only the disclosure under this Item 9A(T) in this Report.

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Changes in Internal Controls over Financial Reporting.
As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)). Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that as of the end of the period covered by this Annual Report on Form 10-K our disclosure controls and procedures were effective to enable us to accurately record, process, summarize and report certain information required to be included in the Company’s periodic SEC filings, and to accumulate and communicate to our management, including the Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.
There were no changes in our internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.
Prior to the issuance of our financial statements, we completed the account reconciliations, analyses and our management review such that we can certify that the information contained in our financial statements for the year ended December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.
Limitations on Effectiveness of Controls and Procedures.
Our management, including our Chief Executive Officer and Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal controls will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include, but are not limited to, the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.
ITEM 9B. OTHER INFORMATION
None

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PART III
ITEM 10. DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE.
The following table sets forth certain information regarding our directors, executive officers and certain key employees as of the date of this report:

Name	Age	Position
Yulong Guo	49	President, Chief Executive Officer and Director
Xiaoling Chen	49	Secretary and Director
Yunbin Li	35	Chief Financial Officer
Jiansheng Xu	40	Director
Duties, Responsibilities and Experience
Yulong Guo is our President, Chief Executive Officer and Chairman of our board of directors. Mr. Guo was appointed as President in August 2002 and is responsible for implementing our investment projects, financial budgets and forecasts, overseeing research and development and human resources and marketing. Mr. Guo is also responsible for our overall direction and various initiatives as needed from time to time in sustaining our growth. Mr. Guo is currently overseeing our marketing and public relations efforts in maintaining current customers and attracting new clientele. From our inception in 1997 to August 2002, Mr. Guo was our General Manager and was responsible for research and development. From March 1993 through May 1997 Mr. Guo worked with Shenzhen Tongke Real Estate Co., Ltd. as General Manager and was responsible for running day-to-day operations and the company’s financial management. From November 1983 through May 1992 Mr. Guo worked with Shenzhen Far East Biscuit (China) Company as the Manager of Delivery and Storage Department responsible for logistics. The company was engaged in production and sales of the “Kangyuan” brand biscuit. Mr. Yulong Guo received his associate degree in Electrical Mechanisms in 1980 from the Military Collage of the Chinese People’s Liberation Army.
Xiaoling Chen is our Secretary, and a director. Mrs. Chen has been our Administrative Manager since 2000. Her responsibilities include general and administrative work, marketing and communications, and human resources. Mrs. Chen also manages the staff and is also responsible for ensuring that operations are run efficiently. From September 1995 to September 2000 Mrs. Chen worked for Shenzhen Libao Electronic Equipment Development Co., Ltd. as the General Office Director. The company was engaged in production, assembling and sales of closed-circuit monitor equipment. Her responsibilities included general administrative work, marketing and communications and human resources.
From August 1985 to August 1995, Mrs. Chen worked for Shenzhen Far East Biscuit (China) Company, as the General Office Director along with Mr. Guo. Her responsibilities included general administrative work, communications-specifically with government agencies, and human resources. Mrs. Chen received an associate degree in Business Administration from the University of Zhongshang in 1994. In 1995, Mrs. Chen held the “Political and Ideological” post, a certification of Office Administration Procedures and Communications and continues to hold this post to date.
Yunbin Li is our Chief Financial Officer. Mr. Li has been the Accounting Manager of Asia Electrical Power Equipment (Shenzhen) Co., Ltd., our wholly owned subsidiary, since January 2005. He is responsible for managing the financial risks of the Company and is also responsible for financial planning and record-keeping, as well as financial reporting to the management.
Jiansheng Xu has been a Director of the Company since October 2009. Mr. Xu has been a partner of Sphere Logic Partners, a law firm of the People’s Republic of China, for the past five years. Mr. Xu fills a non-employee director vacancy on the Board that was created when Dudley Delapenha resigned as a director in September 2008. As a corporate lawyer and a partner of the law firm of Sphere Logic Partners, Mr. Xu is highly experienced with corporate governance, general business affairs and foreign trade matters.

20

There are no arrangements or understandings between any of our directors or executive officers, pursuant to which either was selected to be a director or executive officer, nor are there any family relationships among any of our directors and officers.
To the best of our knowledge, during the past five years, none of our existing directors, executive officers, or control persons were involved in any of the following: (1) any bankruptcy petition filed by or against any property or business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities or banking activities; or (4) being found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
In the past fiscal year, there has been no material change to the procedures by which security holders may recommend nominees to the smaller reporting company’s board of directors.
Board of Directors
We have three members serving on our board of directors. All directors hold office until the next annual stockholders’ meeting or until their death, resignation, retirement, removal, disqualification or until their successors have been elected and qualified. All actions of the board require the approval of a majority of the directors in attendance at a meeting at which a quorum is present or approval by unanimous written consent. We currently have one independent director, Jiansheng Xu, serving on our board of directors.
Board Committees
We are currently listed on the OTC Bulletin Board and are not required to have an audit committee, nominating committee or a compensation committee. Our board of directors currently performs the functions that would be delegated to the audit committee.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of our company to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons also are required to furnish our company with copies of all Section 16(a) forms they file. Based solely on our review of copies of such forms received by us, we believe that during the fiscal year 2009, the executive officers and directors of the Company and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of the Company were in compliance with the filing requirements of Section 16(a) of the Exchange Act with the exception of our President, Mr. Guo, who was late in filing a Form 4 reporting the transfer of 2,937,245 shares of our common stock to him in one transaction.
Code of Ethics
On April 8, 2008, we adopted a Code of Ethics in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. The Code of Ethics applies to our principal executive officer, our principal financial and accounting officer and our other senior executive and financial officers. The Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters, which is filed hereto as Exhibit 14 under Item 15.

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ITEM 11. EXECUTIVE COMPENSATION
The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal year ended December 31, 2009 and December 31, 2008.
Summary Compensation Table

							Nonqualified
						Nonequity	deferred
Name and				Stock	Option	incentive plan	compensation	All other
principal		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Yulong Guo, President, CEO & Chairman of the Board	2009	400,000	150,000	0	0	0	0	0	550,000
	2008	5,800	0	0	0	0	0	0	5,800
Xiaoling Chen, Secretary & Director	2009	300,000	120,000	0	0	0	0	0	420,000
	2008	4,400	0	0	0	0	0	0	4,400
Yunbin Li, CFO	2009	120,000	50,000	0	0	0	0	0	170,000
	2008	0	0	0	0	0	0	0	0
Except as stated in the table above, no other officer of the company received total compensation in excess of $100,000. We do not have any written employment or compensation agreements with our officers.
On April 24, 2007, our Directors approved the granting of options to purchase a total of 5,000,000 shares of common stock under our 2007 Stock Option Plan (the “2007 Plan”) to directors, officers, employees and consultants of the Company. The exercise price per share was changed from $3.00 to $1.50 per share effective February 29, 2008, and to $0.50 per share effective November 26, 2008. All options under the plan have been granted. The options granted to each recipient were bifurcated, with half expiring June 30, 2009 and the other half expiring December 31, 2009. As of December 31, 2009, none of the granted options were exercised and therefore all the granted options have expired.
We do not have any employment or consulting agreement with any of our officers. We entered into an employment agreement with our independent director Mr. Jiansheng Xu on September 22, 2009. Under the employment agreement, Mr. Xu is compensated $7,330 for being a director on the board for a term ending at our next annual meeting. There is no other form of compensation to Mr. Xu for being a director on the board except the reimbursement by the Company for actual costs incurred by him in the performance of his duties as a director.
ITEM 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.
The following tables set forth information regarding beneficial ownership of our common stock and our preferred stock as of April 1, 2010
•	by each person who is known to us to beneficially own more than 5% of our common stock;

•	by each of our officers and directors; and

•	by all of our officers and directors as a group.

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Unless otherwise specified, the address of each of the persons set forth below is in care of E-4, Floor 3, Haijin Square, Taizi Road, Nanshan District, Shenzhen, China. The percentage ownership is based on 51,959,693 shares of common stock and 5,000,000 shares of preferred stock outstanding as of April 1, 2010. Shares of common or preferred stock underlying options or warrants exercisable within 60 days of the date hereof are deemed to be outstanding for purposes of calculating the beneficial ownership of securities of the holder of such options or warrants.

		(3) Amount and
		Nature of
	(2) Name	Beneficial
(1) Title of Class	of Beneficial Onwer	Ownership	(4) Percent of Class
Common Stock	Yulong Guo, President, CEO and Chairman of the Board	26,862,345	51.70%

Preferred Stock(i)		5,000,000	100%

Common Stock	Xiaoling Chen, Secretary and Director	5,300,000	10.20%

Preferred Stock		0	0%

Common Stock	Ying Yang(ii)	4,600,000	8.85%

Common Stock	Directors and Officers as a group	32,162,345	61.90%

Preferred Stock		5,000,000	100%

i.	Each share of preferred stock has 100 for 1 voting rights on matters subject to vote.

ii.	The address from Ying Yang is A201 Xiangjingge Garden, Biashizhou, Shenzhen, Guangdong Province, PRC.
ITEM 13. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On January 23, 2003, we entered into an agreement with Shenzhen Naiji Electrical Equipment Co., Ltd. (“Naiji”), a PRC corporation, whereby we acquired all the issued and outstanding stock of Naiji in return for 24,000,000 shares of our common stock. As a result, Naiji became our wholly-owned subsidiary. As a result of entering into the agreement, the shareholders of Naiji became our shareholders in equal proportion. The agreement therefore was a non-arms length transaction. In 2006, Naiji changed its name to the current name Asia Electrical Power Equipment (Shenzhen) Co., Ltd.
Effective December 22, 2006, we issued 5,000,000 shares of our newly created preferred stock, par value $0.001, to Yulong Guo, our President. The preferred stock has 100 for 1 voting rights on matters subject to vote. On that same date, we also issued 2,500,000 and 500,000 shares of our common stock to Mr. Yulong Guo (our President and CEO) and Xiaoling Chen (our Secretary and Director), respectively. The shares were issued in consideration of the cancellation of $4,199,540 in the outstanding loans from a company controlled by our President (the “Affiliate”). These loans were supplemented by a $388,062 advance to the Affiliate and this advance remained outstanding as of December 31, 2007.
During 2008, the Affiliate made three advances to the Company, which totaled $618,330, and received a payment from the Company of $1,438,000. This payment to the Affiliate exceeded the balance previously due resulting in a $920,500 receivable from the Affiliate on the books of the Company at the end of 2008.
During 2009, the Company made an additional advance to the Affiliate in the amount of $1,797,806 and the Affiliate committed to fully pay on behalf of the Company certain Company obligations totaling $2,718,306. This fully satisfied the account payable balance of the Affiliate.

23

The President of the Company, who is also a significant shareholder of the Company, owns 39% of the equity interests of a major supplier. The Company made purchases from that supplier of $4,614,853 during 2009 and $3,865,480 during 2008. There was an outstanding balance due to that supplier at December 31, 2009 of $1,932,488.
ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Below is the aggregate amount of fees billed for professional services rendered by our principal accountants with respect to the Company’s last two fiscal years:

	2009	2008
Audit Fees	$30,000	$39,000
Audit-Related Fees	0	0
Tax Fees	0	—
All Other Fees	0	0
Total	$30,000	$39,000

All of the professional services rendered by principal accountants for the audit of the our annual financial statements that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for last two fiscal years were approved by our board of directors.
Pre-Approval Policies and Procedures
We do not have an audit committee and as a result, our entire board of directors performs the duty of an audit committee. Prior to engaging our accountants to perform a particular service, our board of directors obtains an estimate for the service to be performed. All of the services described above were approved by the board of directors in accordance with its procedures.
Maintaining Principal Accountant’s Independence
The board of directors has considered whether the provision of the services described above are compatible with maintaining the principal accountant’s independence and believes that such services do not compromise that independence.

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ITEM 15. EXHIBITS.

Exhibit Number	Description
3.1	Certificate of Incorporation, dated August 30, 2002-Berita International Corporation (1)

3.2	Certificate of Incorporation, dated December 24, 2003-Keiji International Group Inc. (1)

3.3	Certificate of Incorporation, dated September 30, 2004-Asia Electrical Power International Group Inc. (1)

3.4	Articles of Incorporation, dated August 26, 2002-Berita International Corporation (1)

3.5	Certificate Amending Articles of Incorporation dated December 24, 2003 changing our name to “Keiji International Group Inc.” (1)

3.6	Certificate Amending Articles of Incorporation dated September 30, 2004 changing our name to “Asia Electrical Power International Group Inc. (1)

3.7	Bylaws, effective September 3, 2002 (1)

14	Code of Ethics (4)

31.1	Principal Executive Officer Section 302 Certification

31.2	Principal Financial Officer Section 302 Certification

32.1	Principal Executive Officer and Principal Financial Officer Section 1350 Certification

99.1	2007 Stock Option Plan (3)

1.	Incorporated by reference from our Form SB-2 that was originally filed with the SEC on October 29, 2004.

2.	Incorporated by reference from our Form SB -2, Amendment No. 1 that was originally filed with the SEC on February 14th , 2005.

3.	Incorporated by reference from Form 8K that was originally filed with the SEC on May 30, 2007.

4.	Incorporated by reference to Exhibit 14 to the Annual Report on Form 10-K of the Company that was originally filed with the SEC on April 15, 2009.

25

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC. AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008 AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors
Asia Electrical Power International Group Inc.
We have audited the accompanying consolidated balance sheets of Asia Electrical Power International Group Inc. as of December 31, 2009 and 2008, and the related consolidated statements of income (loss) and comprehensive income (loss), changes in stockholders’ equity, and cash flows for the years ended December 31, 2009 and 2008. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Asia Electrical Power International Group Inc. as of December 31, 2009 and 2008, and the results of its operations and cash flows for the years ended December 31, 2009 and 2008 in conformity with U.S. generally accepted accounting principles.
/s/ Robert G. Jeffrey
ROBERT G. JEFFREY, Certified Public Accountants
June 14, 2010
Wayne, New Jersey

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
CONSOLIDATED BALANCE SHEETS

	Year Ended	Year Ended
	December 31, 2009	December 31, 2008
ASSETS
Current Assets:
Cash	$3,013,027	$3,013,900
Accounts receivables, net of allowances for doubtful accounts of $354,704 and $354,381, respectively	5,381,315	2,465,300
Other receivables	161,290	141,203
Advances to suppliers	81,340	66,351
Inventory	2,851,726	2,290,470

Total current assets	11,488,698	7,977,224

Fixed Assets:
Land use right	2,727,123	2,791,248
Buildings	4,945,096	4,932,832
Production equipment	1,456,800	985,032
Office equipment	327,387	308,445
Vehicles	364,446	355,205
Improvements	719,255	806,114

	10,540,107	10,178,876
Less accumulated depreciation	1,449,790	1,056,603

Net fixed assets	9,090,317	9,122,273

Other Assets:
Deposits	554,345	1,043,807
Advances to affiliate	—	920,500

Total other assets	554,345	1,964,307

Total Assets	$21,133,360	$19,063,804

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Notes payable	$—	$201,653
Accounts payable	5,935,828	3,727,138
Advances from customers	545,739	1,105,403
Accrued liabilities	713,579	337,803
Other liabilities	195,643	396,531
Convertible note payable	1,400,833	—

Total current liabilities	8,791,622	5,768,528
Long term debt:
Convertible note payable	—	1,545,483

Total liabilities	8,791,622	7,314,011

Stockholders’ Equity:
Common stock: authorized 150,000,000 shares of $0.001 par value; issued and outstanding 51,959,693 shares	51,960	51,960

Preferred stock: authorized 5,000,000 shares of $0.001 par value; issued and outstanding 5,000,000 shares	5,000	5,000
Paid in capital — Stock options	—	2,933,333
Capital in excess of par value	11,154,789	7,932,156
Retained earnings ( deficit)	94,546	(180,650)
Earnings appropriated for statutory reserves	183,749	183,749
Accumulated other comprehensive income	851,694	824,245

Total Stockholders’ equity	12,341,738	11,749,793

Total Liabilities and Stockholders’ Equity	$21,133,360	$19,063,804

The accompanying notes are an integral part of these financial statements.

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended Dec. 31, 2009 and 2008

	Year Ended Dec. 31,
	2009	2008
Revenue	$20,848,514	$14,118,660
Cost of Sales	16,597,830	11,714,350

Gross Profit	4,250,684	2,404,310

Expenses:
Options issued for services	—	1,025,000
Selling and Administrative Expenses	3,730,012	1,322,856

	3,730,012	2,347,856

Operating Income	520,672	56,454

Other Income (Expense):	—
Interest expense	149,410	0
Interest income	9,602	28,248
Loss on foreign exchange transactions	(58,981)	(564)
Other income	249,217	117,243
Other expense	(50,029)	(71,981)

Income before Income Taxes	521,071	129,400

Provision for Income Taxes:
Current Provision	245,875	111,723

Net Income for the Period	275,196	(17,677)

Other Comprehensive Income - Foreign currency translation adjustments	27,449	827,565

Total Comprehensive Income	$302,645	$845,242

Income Per Common Share -
Basic	$0.01	$0.00
Diluted	$0.00	$0.00

Weighted average number of shares outstanding	51,959,693	51,959,693
The accompanying notes are an integral part of these financial statements.

ASIA ELECTRICAL POWER INTERNATIONAL GROUP, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
For the Years Ended December 31, 2008 and 2007

									Accumulated
					Capital in	Paid in			Other
	Common Stock		Preferred Stock		Excess of	Capital-	Statutory	Retained	Comprehensive
	Shares	Amount	Shares	Amount	Par Value	Options	Reserve	Earnings	Income	Total
Balance, December 31, 2007	51,959,693	$51,960	5,000,000	$5,000	$7,932,156	$1,908,333	$183,749	$(198,327)	$(3,320)	$9,879,551

Net loss for period								(17,677)	827,565	779,917

Effect of change in option terms						1,025,000				1,025,000

Balance, December 31, 2008	51,959,693	$51,960	5,000,000	$5,000	$7,932,156	$2,933,333	$183,749	$(180,650)	$824,245	$11,749,793

Net income for period								275,196		275,196

Beneficial conversion					289,300					289,300

Other comprehensive income									27,449	27,449

Transfer of value expired options					2,933,333	(2,933,333)				—

Balance, December 31, 2009	51,959,693	$51,960	5,000,000	$5,000	$11,154,789	$—	$183,749	$94,546	$851,694	$12,341,738
The accompanying notes are an integral part of these financial statement.

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the year Ended Dec. 31, 2009 and 2008

	2009	2008
CASH FLOWS FROM OPERATIONS:
Net income (loss)	$275,196	$(17,677)
Charges not requiring the outlay of cash:
Depreciation and amortization	550,193	483,342
Amortization of discount on convertible note	144,650	—
Option issued for services		1,025,000
Changes in assets and liabilities:
Increases in accounts receivable	(2,899,549)	(720,545)
(Increase) decrease in other receivables	(28,497)	5,029
(Increase) decrease in advances to suppliers	(14,816)	196,460
(Increase) decrease in inventory	(555,262)	415,498
(Decrease) increase in notes payable	(202,045)	306,610
Increases in accounts payable	3,196,006	119,874
(Decrease) increase in advances from customers	(562,109)	231,100
Increase (decrease) in other liabilities	1,513,769	(1,036,722)
Decrease in accrued liabilities	374,734	—
Increases in deposits	288,057	25,189

Net Cash Provided By Operating Activities	2,080,327	1,068,512

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed assets	(495,584)	(1,504,413)
Return of guarantee deposit	203,734	(200,183)
Advance to affiliate	(1,796,839)	—

Net Cash Consumed By Investing Activities	(2,088,689)	(1,704,596)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of consultable note	—	1,548,483

Advances from affiliate	—	618,330
Repayment of advances from affiliate	—	(1,458,960)

Net Cash Provided By Financing Activities	—	707,853

Effect of exchange rates on cash	7,489	22,058
Net change in cash	(873)	93,827
Cash balance, beginning of period	3,013,900	2,920,073

Cash balance, end of period	$3,013,027	$3,013,900

The accompanying notes are an integral part of these financial statements.

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
1. ORGANIZATION and BUSINESS
     Organization of Company
The Company was incorporated in the State of Nevada on August 30, 2002 as Berita International Corporation, for the purpose of producing high and mid-voltage electrical switchgears in the People’s Republic of China (China). On December 24, 2003, the Company changed its name to Keiji International Group Inc. (Keiji) and on September 30, 2004 the Company changed its name to Asia Electrical Power International Group Inc. (the Company).
On January 23, 2003, the Company entered into a Share Exchange Agreement (the Agreement) to exchange 24,000,000 of its common shares for all of the equity interests of Shenzhen Naiji Electrical Equipment Co., Ltd. (Naiji), a company incorporated in China. This transaction was accounted for as a reverse merger, with Naiji treated as the acquiring company. As a result of the merger, prior financial information was restated. Subsequent to that date, the operations of the Company reflect the combined operations of the Company and Naiji. The Company had no assets or liabilities on the date of the merger, so no allocation of the purchase price was made. As a further result of the merger, the shareholders of Naiji became the shareholders of the Company.
     Business
Naiji was incorporated in June 1997. All of its operations and sales are within China. The Company has produced high and mid-voltage electrical switchgears since its inception. Prior to the merger with Naiji, the Company had no operating history and had no assets, liabilities, or equity and had not issued any of its shares. As a result of entering into the Agreement, the shareholders of Naiji became the shareholders of the Company.
     Risks and Uncertainties
The Company operates under authority of a business license which was granted June 20, 1997 and expires in the year 2022. Renewal of the license depends on the result of government inspections which are made to ensure environmental laws are not breeched.
The officers of the Company control, through a combination of direct ownership and a shareholder trust, most of the outstanding stock of the Company. As a result, insiders will be able to control the outcome of all matters requiring stockholder approval and will be able to elect all of the Company directors.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     Consolidated Statements
The consolidated financial statements include the accounts of the Company, and its wholly owned subsidiary, Naiji. All significant intercompany balances and transactions have been eliminated in consolidation.
     Cash
For purposes of the statements of cash flows, the Company considers all short term debt securities purchased with an original maturity of three months or less to be cash equivalents.
     Concentrations Of Credit Risk
Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of cash. However, all Company assets are located in China, and Company cash balances are on deposit at financial institutions in China, the currency of which is not free trading. Foreign exchange transactions are required to be conducted through institutions authorized by the Chinese government and there is no guaranty that Chinese currency can be converted to U.S. or other currencies.
     Recognition Of Revenue
Revenue is recognized when product is delivered to customers. In determining delivery, consideration is given to the following: whether an arrangement exists with the buyer; whether delivery has occurred; whether the price to the buyer is fixed or determinable; and that collection is reasonably assured. No provision is made for any right of return that may exist as the criteria specified in pronouncements of Financial Accounting Standards (SFAS) have been met.

     Fair Value Of Financial Instruments
The carrying amounts of the Company’s financial instruments, which include cash, accounts receivable, other receivables, advances to suppliers, accounts payable, accrued liabilities, and other liabilities, approximate their fair values at December 31, 2009..
     Inventories
Inventories are valued at the lower of cost or market, with cost being determined on the first in, first out, basis.
At December 31, 2009 and 2008, inventories consisted of the following:

	2009	2008
Raw materials	$1,266,569	$1,070,138
Work in process	578,181	398,658
Finished goods	1,006,976	821,674

Total	$2,851,726	$2,290,470

     Fixed Assets
Fixed assets are recorded at cost. Depreciation is computed using the straight line method, with lives of twenty years for buildings, ten years for production equipment, and five years for office furniture and equipment and for automobiles.
     Taxes
Naiji generates its income in China where Value Added Tax, Income Tax, City Construction and Development Tax and Education Surcharge taxes are applicable. Neither the Company, nor Naiji conduct any of its operations in the U.S.; therefore, U.S. taxes are not applicable.
     Use Of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimated.
     Common Stock
Common stock of the Company is occasionally issued in return for services. Values are assigned to these issuances equal to the market value of the common stock at measurement date. Measurement date is defined under pronouncements of the FASB which state the criteria to be used for the valuation of stock issued for goods and services.
     Stock Options
Stock options are valued at fair value on the dates of issuance using a Black Scholes valuation model, in accordance with the pronouncements of the FASB.
     Allowance For Doubtful Accounts
Provisions are periodically made for doubtful accounts based on evaluation of the ages of the items making up the accounts receivable balances and their creditworthiness.
     Other Comprehensive Income
The Company reports as other comprehensive income revenues, expenses, and gains and losses that are not included in the determination of net income. Resultant gains and (losses) during the years 2009 or 2008 amounted to $27,449 and $827,565, respectively.

     Foreign Currency Translation
All Company assets are located in China. These assets and related liabilities are recorded on the books of the Company in the currency of China (Renminbi), which is the functional currency. They are translated into US dollars as follows:
(a)	Assets and liabilities, at the rates of exchange in effect at balance sheet dates;

(b)	Equity accounts, at the exchange rates prevailing at the times of the transactions that established the equity accounts; and

(c)	Revenues and expenses, at the average rate of exchange for each year.
Gains and losses arising from this translation of foreign currency are included in other comprehensive income.
     Product Warranties
The Company provides product warranties for approximately ten percent of the products sold. The cost of servicing these warranties has not been significant and it is recorded only as incurred.
     Net Income Per Share
The Company computes net income (loss) per common share in accordance with pronouncements of the FASB and SEC Staff Accounting Bulletin No. 98 (“SAB 98”). Under these pronouncements, provisions of SFAS No. 128 and SAB 98, basic and diluted net income (loss) per common share are computed by dividing the net income available to common shareholders for the period by the weighted average number of shares of common stock outstanding during the period. The number of weighted average shares outstanding for the calculation of basic earnings per share will differ from the number of shares for diluted earnings per share calculation, reflecting potential conversions to common stock as long the impact is not anti-dilutive. At December 31, 2008, there were outstanding options and a convertible note payable. These have not been included in the calculation of earnings per share for the year 2008, as to do so would have an anti dilutive effect. The options were not included in the calculation of the diluted earnings per share for 2009 as the exercise price exceeded the average stock price. The potential conversion of shares from the convertible note was included in the calculation of diluted earnings per share for 2009.
     Advertising Cost
The Company expenses advertising costs when an advertisement occurs. Amounts expensed were $9,034 during 2009 and $16,370 during 2008.
     Segment Reporting
Management treats the operations of the Company as one segment.
     Research and Development
Research costs are expensed as incurred. Development costs are also expensed unless, in the Company’s view, they meet specific criteria related to technical, market and financial feasibility, in which case they are deferred and amortized. Amortization is calculated on a straight-line basis over the expected lives of the related products. Through December 31, 2009, the Company had not incurred any research costs which would be required to be amortized. Research and development expenses in 2009 were $162,619 and in 2008 were $32,775.
3. STATUTORY RESERVE
As required by the Chinese law that governs accounting, the Company allocates 10% of its previous year’s after tax profits, if any, to a Statutory Reserve Fund and 5% to a Statutory Public Welfare Fund as determined from year to year. These funds are allocated appropriately until reserves reach 50% of Paid in Capital.
4. ACCOUNTS RECEIVABLE
The balance of accounts receivable has been reduced by a provision for doubtful accounts in the amount of $354,374 in 2009 and $345,381 in 2008.

5. LAND USE RIGHT
On September 7, 2004, Naiji entered into an agreement to lease 3.77 hectares of land from the Government of China for a period of 50 years. The total cost of the lease was $2,791,248. This amount has been fully paid. The lease term expires January 19, 2056.
The cost of the land use right is being amortized over its 50 year term. This amortization was capitalized during the period of construction of the office and production facilities, which were completed during 2007.
6. RELATED PARTY TRANSACTIONS
Capital stock of 3,000,000 common shares and 5,000,000 preferred shares was issued during 2006 to the Company president and its secretary, who are also substantial Company shareholders. Consideration for these issuances was principally the elimination of $4,199,540 of outstanding loans from a company controlled by the Company president (Affiliate). These loans were supplemented by a $388,062 advance to the shareholders. This advance remained outstanding at December 31, 2007.
During 2008, the Affiliate made three additional advances to the Company, which totaled $618,330, and received a payment from the Company of $1,438,000. This payment to the Affiliate exceeded the balance previously due, resulting in a $920,500 receivable from the Affiliate on the books of the Company at the end of 2008.
During 2009, the Company made another payment to the Affiliate in the amount of $1,797,806 and the Affiliate committed to fully pay on behalf of the Company certain Company obligations totaling $2,718,306. This fully satisfied the account balance of the Affiliate.
The president of the Company, who is also a significant shareholder, owns 39% of the equity interests of a major supplier. The Company made purchases from that supplier of $4,614,853 during 2009 and $3,865,480 during 2008. There was an outstanding balance due to that supplier at December 31, 2009 of $1,932,488.
7. STOCK OPTIONS
On April 24, 2007, the Board of Directors approved the adoption of a stock option plan (“the 2007 Plan”) under which a total of 5,000,000 options to purchase Company common stock could be granted to officers, employees and consultants of the Company. The full number of authorized options were granted on June 13, 2007; these options are fully vested. Initially, the exercise price was $3 per share and the options were scheduled to expire on June 30, 2009. The “value of the options, $1,908,333, was determined by a Black Scholes valuation model and charged to expense in 2007.
The exercise price was changed to $1.50 per share effective February 29, 2008, and to $.50 per share effective November 26, 2008. The option period was also modified so that 50% of the options expire June 30, 2009 and the remaining 50% expired December 31, 2009.
The change in exercise price to $1.50 was also evaluated by a Black Scholes valuation model. Its value, $1,025,000, was charged to expense in 2008. The following table summarizes the assumptions used in this second Black Scholes valuation.

Dividend Yield	0.0%
Expected volatility	73%
Risk free interest rate	1.33%
Expected term (in years)	.12 yrs. To .17 yrs
The weighted average fair value of options granted was $.28.
With the expiration of the Companies’ options, initially issued in 2007 and modified in 2008, the value has been transferred to paid in capital.

8. RENTALS UNDER OPERATING LEASES
The Company conducts its operations from its principal business office in Shenzhen China. Until September 2007, office and manufacturing space was leased under an operating lease which expired in 2007. The Company also has administrative branch offices throughout the China region and this space is rented from month to month. Rental expense during 2009 and 2008 was $5,993 and $811, respectively.
9. CONVERTIBLE NOTE PAYABLE
The Company has issued a convertible promissory note in return for $1,545,483. The note is due December 31, 2010 and does not bear interest. The holder of the note has the option, at maturity, to convert the note to common stock at a conversion rate equal to the then market value per share of Company common stock, less 20%. The discount associated with this beneficial conversion is being amortized with the amortization charged to interest expense. The expense associated therewith was $149,650 for the year ended December 31, 2009.
10. INCOME TAXES
During 2006, the legal status of the Company within China was changed from a private company to a foreign investment company. That change in status entitles the Company to preferential income tax treatment. During the years 2006 and 2007, the Company was exempt from income taxes; during the years 2008, 2009, and 2010, the Company will have a 50% exemption from income taxes. As a condition of these exemptions, the Company was required to return refunds it had received for the years 2004 and 2005. These totaled $60,219. Additionally, the Company had previously accrued deferred tax assets of $31,997. The length of the new tax exemption makes less certain the recoverability of these deferrals, so a valuation reserve was provided during 2006 to offset these deferred tax assets.
A reconciliation of the tax calculated by applying the Chinese statutory tax rate to pretax income with the provisions for income taxes is presented below.

	2009	2008
Tax calculated using statutory rate	$130,268	$32,350
Less, tax exemption	(65,134)	(16,175)
Tax effect of non-deductible expenses	223,758	128,125

Other	(43,017)	(32,577)

Tax provision	$245,875	$111,723

10. INCOME TAXES (CONT’D)
Under Statement of Financial Accounting Standards No. 109, recognition of deferred tax assets is permitted unless it is more likely than not that the asset will not be realized. The Company provided in 2005 for a number of expenses on the books which are different in timing from their deductibility for income taxes. The principal item among them is a provision for bad debts. The tax effects of these expenses have been accrued as deferred tax assets. As described above, a valuation reserve was provided during 2006 to offset these deferred tax assets, as follows:

Deferred tax assets	$31,997
Valuation reserve	31,997
Balance	$—

11. EXPENSES
     Major items included in Selling & Administrative expenses were the following:

	2009	2008
Travel and Promotion	$309,220	$248,251
Technical Support and warranty	37,901	39,394
Research and development	162,619	32,775
Salaries and benefits	717,370	509,689
Depreciation and amortization	352,913	242,684
Executive salaries and bonus	1,720,000	—
Other	429,989	250,063

Total Expenses	$3,730,012	$1,322,856

12. SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION
There was no cash paid for interest during either of the years presented. Cash was paid for income taxes in the amounts of $245,875 in 2009 and $111,723 in 2008.
During 2008, the existing options to purchase company stock were modified at a cost of $1,025,000. During 2009, there were no non-cash investing or financing activities.
13. RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS
Management believes that none of the recently adopted accounting pronouncements will have a material affect on the Company financial position, results of operations, or cash flows.
14. CONTINGENCIES
Consistent with business practices in China, the Company carries no insurance except for auto insurance.
15. INTENTION TO BECOME PRIVATE COMPANY
The Company filed a Schedule 13E-3 which was later amended on March 11, 2010, in accordance with SEC regulations announcing its intention to “go private” and their intent to execute a “reverse stock split” (1 for 500 shares) whereby fractional shares (less than 1 post split share) will be redeemed at a specified price of $.068 per share.
16. SUBSEQUENT EVENTS
In May, 2009, the FASB issued a pronouncement which established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The Company included the requirements of this guidance in the preparation of the accompanying financial statements, and concluded its review on the date of issuance of these financial statements.

SIGNATURES
Pursuant to the requirements of Section 13 and 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.

Date: June 15, 2010
By:	/s/ Yulong Guo
Yulong Guo
President, Chief Executive Officer and Director

By:	/s/ Yunbin Li
Yunbin Li
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Yulong Guo Yulong Guo	President, Chief Executive Officer and Director	June 15, 2010

/s/ Yunbin Li Yunbin Li	Chief Accounting Officer	June 15, 2010

Exhibit 31.1
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Yulong Guo, President and Chief Executive Officer of Asia Electrical Power International Group Inc. (“Company”) certify that:
1.	I have reviewed this annual report on Form 10-K of the Company for the period ended December 31, 2009;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The smaller reporting company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the smaller reporting company and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the smaller reporting company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the smaller reporting company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the smaller reporting company’s internal control over financial reporting that occurred during the smaller reporting company’s most recent fiscal quarter (the smaller reporting company’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the smaller reporting company’s internal control over financial reporting.
5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):

(a)	all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and
(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.
Date: June 15, 2010

/s/ Yulong Guo
Yulong Guo
President and Chief Executive Officer

EXHIBIT 31.2
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Yunbin Li, Chief Financial Officer of Asia Electrical Power International Group Inc. (“Company”), certify that:
1.	I have reviewed this annual report on Form 10-K of the Company for the period ended December 31, 2009;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The smaller reporting company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the smaller reporting company and have:
(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the smaller reporting company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)	Evaluated the effectiveness of the smaller reporting company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)	Disclosed in this report any change in the smaller reporting company’s internal control over financial reporting that occurred during the smaller reporting company’s most recent fiscal quarter (the smaller reporting company’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the smaller reporting company’s internal control over financial reporting.
5.	The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):
(a)	all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and

(b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.
Date: June 15, 2010

/s/ Yunbin Li
Yunbin Li
Chief Financial Officer

EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant’s Annual Report on Form 10-K for the period ended December 31, 2009 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K, fairly presents, in all material respects, the financial condition and results of operations of the registrant.
Date: June 15, 2010
Asia Electrical Power International Group Inc.

/s/ Yulong Guo Yulong Guo
President and Chief Executive Officer

/s/ Yunbin Li Yunbin Li
Chief Financial Officer

APPENDIX K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 10-Q

☐	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended March 31, 2010

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from                      to                     .
Asia Electrical Power International Group Inc.
(Exact name of registrant as specified in Charter)

NEVADA	0-51787	98-0522960

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)
E-4, Floor 3, Haijin Square
Taizi Road, Nanshan District, Shenzhen, PRC 518067

(Address of Principal Executive Offices)
86 755 2823 1993

(Issuer Telephone number)
Check whether the issuer (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. ☑ Yes ☐ No
Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). ☐ Yes ☐ No
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):
Large Accelerated Filer ☐	Accelerated Filer ☐	Non-Accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☑
Indicate by check mark whether the registrant is a shell company as defined in Rule 12b-2 of the Exchange Act. ☐ Yes ☑ No
State the number of shares outstanding of each of the issuer’s classes of common equity, as of June 14, 2010: 51,959,693 shares of common stock and 5,000,000 shares of preferred stock.

PART I — FINANCIAL INFORMATION
Item 1. Financial Statements.
Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Item 3. Quantitative and Qualitative Disclosures about Market Risks
Item 4. Controls and Procedures
PART II — OTHER INFORMATION
Item 1. Legal Proceedings.
Item 1A. Risk Factors.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
Item 3. Defaults Upon Senior Securities.
Item 5. Other Information.
Item 6. Exhibits
SIGNATURES
EX-31.1
EX-31.2
EX-32

PART I — FINANCIAL INFORMATION
Item 1. Financial Statements.
ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
CONSOLIDATED BALANCE SHEETS

	March 31, 2010	December 31, 2009
	(Unaudited)	(Audited)
ASSETS
Current Assets:
Cash	$2,893,551	$3,013,027
Accounts receivables	4,898,291	5,381,315
Other receivables	154,576	161,290
Advances to suppliers	54,101	81,340
Inventory	3,027,837	2,851,726

Total current assets	11,028,356	11,488,698

Fixed Assets:
Land use right	2,711,375	2,727,123
Property plant & Equipment	7,937,991	4,945,096

	10,649,366	10,540,107
Less accumulated depreciation	1,558,822	1,449,790

Net fixed assets	9,090,544	9,090,317

Other Assets:
Deposits	657,619	554,345

Total other assets	657,619	554,345

Total Assets	$20,776,519	$21,133,360

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$5,611,987	$5,935,828
Advances from customers	664,934	545,739
Accrued liabilities	270,978	713,579
Other liabilities	553,503	195,643
Convertible Note Payable	1,436,996	1,400,833

Total current liabilities	8,538,398	8,791,622

Stockholders’ Equity:
Common stock: authorized 150,000,000 shares of $0.001 par value; issued and outstanding 51,959,693 shares	51,960	51,960
Preferred stock: authorized 5,000,000 shares of $0.001 par value; issued and outstanding 5,000,000 shares	5,000	5,000
Capital in excess of par value	11,154,789	11,154,789
Accumulated deficit	11,119	94,546
Earnings appropriated for statutory reserves	183,749	183,749

Accumulated other comprehensive income	853,742	851,694

Total Stockholders’ equity	12,238,121	12,341,738

Total Liabilities and Stockholders’ Equity	$20,776,519	$21,133,360

The accompanying notes are an integral part of these financial statements.

2

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three Month Periods Ended March 31, 2010 and 2009
(Unaudited)

	2010	2009

Revenue	$3,536,923	$2,079,282
Cost of Sales	2,830,142	1,702,321

Gross Profit	706,781	376,961

Selling and Administrative Expenses	773,216	495,160

Operating Loss	(66,435)	(118,199)

Other Income( Expense):

Interest Expense	(37,433)	(38,006)
Interest Income	1,468	2,310
Other Expense	(1,463)	(5,831)
Other Income	33,830	31,993

Net other income (expense)	(3,598)	(9,534)

Income before Income Taxes	(70,033)	(127,733)

Provision for Income Taxes:	35,632

Net Loss for the Period	(105,665)	(127,733)

Other Comprehensive Income: —
Foreign Currency Translation Adjustments	2,048	13,032

Total Comprehensive Loss	$(103,617)	$(114,701)

Income Per Common Share —
Basic and Diluted	($0.00)	($0.00)

Weighted Average Number of Shares Outstanding	51,959,693	51,959,693
The accompanying notes are an integral part of these financial statements.

3

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Month Periods Ended March 31, 2010 and 2009
(Unaudited)

	2010	2009
CASH FLOWS FROM OPERATIONS:
Net loss	$(105,665)	$(127,733)
Adjustments to reconcile net loss to cash flows provided by operating activities:
Charges not requiring the outlay of cash:
Depreciation and amortization	147,151	109,909
Amortization of discount on convertible note	(36,163)	(36,163)
Changes in assets and liabilities:
Decreases in accounts receivable	483,895	20,753
Decrease(increase) in other receivables	6,740	(10,858)
Decrease in advances to suppliers	27,253	24,282
(Increase)decrease in inventory	(175,654)	468,257
Decreases in accounts payable	(324,670)	(206,195)
Increase (decrease) in advances from customers	119,109	(5,238)
Increase( decrease) in other payable	357,537	(30,504)
(Decrease)increase in accrued liabilities	(442,720)	11,523

Net Cash Provided by Operating Activities	129,139	290,359

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed assets	(145,915)	(8,150)
Return of guarantee deposit	0	203,029
Increases in deposits	(103,186)	(213,642)

Net Cash Consumed By Investing Activities	(249,101)	(18,763)

CASH FLOWS FROM FINANCING ACTIVITIES:

Repayments of loans	—	(201,346)

Net Cash Consumed by Financing Activities	—	(201,346)

Effect of exchange rates on cash	486	3,981

Net change in cash	(119,476)	74,231
Cash balance, beginning of period	3,013,027	3,013,900

Cash balance, end of period	$2,893,551	$3,088,131

The accompanying notes are an integral part of these financial statements.

4

ASIA ELECTRICAL POWER INTERNATIONAL GROUP, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2010
(Unaudited)
1. BASIS OF PRESENTATION
The audited interim financial statements of Asia Electrical Power International Group Inc. (“the Company”) as of March 31, 2010 and 2009 and for the three month periods ended March 31, 2010 and 2009, have been prepared in accordance with United States generally accepted accounting principles. In the opinion of management, such information contains all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for such periods. The results of operations for the quarter ended March 31, 2010 are not necessarily indicative of the results to be expected for the full fiscal year ending December 31, 2010.
Certain information and disclosures normally included in the notes to financial statements have been condensed or omitted as permitted by the rules and regulations of the Securities and Exchange Commission, although the Company believes the disclosure is adequate to make the information presented not misleading. The accompanying unaudited financial statements should be read in conjunction with the financial statements of the Company for the year ended December 31, 2009.
2. INCOME TAXES
The Company was granted a 50% exemption from income taxes for the years 2009 and 2010. Such exemptions are available to Chinese enterprises classified as foreign investment companies.
3. SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
The Company did not make any cash payments of either interest or income taxes during the three month periods ended March 31, 2010 or 2009.
There were no non cash financing or investing transactions during either of the periods presented.

5

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
Cautionary Notice Regarding Forward Looking Statements.
We desire to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This filing contains a number of forward-looking statements which reflect management’s current views and expectations with respect to our business, strategies, products, future results and events, and financial performance. All statements made in this filing other than statements of historical fact, including statements addressing operating performance, events, or developments which management expects or anticipates will or may occur in the future, including statements related to distributor channels, volume growth, revenues, profitability, new products, adequacy of funds from operations, statements expressing general optimism about future operating results, and non-historical information, are forward looking statements. In particular, the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “may,” variations of such words, and similar expressions identify forwarding-looking statements, but are not the exclusive means of identifying such statements, and their absence does not mean that the statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties, including those discussed below. Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by these forward-looking statements. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances. Readers should not place undue reliance on these forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below), and apply only as of the date of this filing. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, the risks to be discussed in our next Annual Report on Form 10-K and in the press releases and other communications to shareholders issued by us from time to time which attempt to advise interested parties of the risks and factors which may affect our business. We undertake no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Background
Asia Electrical Power International Group Inc. (“AEPW”) was incorporated in the State of Nevada on August 30, 2002 as “Berita International Corporation.” On December 24, 2003, we changed our name to “Keiji International Group Inc.” and on September 30, 2004, we changed our name to “Asia Electrical Power International Group Inc.”
On January 23, 2003, we entered into an Asset and Share Exchange Agreement (the “Agreement”) with Shenzhen Naiji Electrical Equipment Co., Ltd. (“Naiji”), a PRC company whereby we acquired all the issued and outstanding stock of Naiji for consideration of 24,000,000 shares of our common stock.
The shareholders of Naiji unanimously approved the Agreement for the purpose of restructuring itself in anticipation of becoming listed on the OTC Bulletin Board. AEPW was formed by Naiji for this purpose. As a result, Naiji became our wholly-owned subsidiary. Prior to entering into the Agreement, we had no assets, liabilities, equity and had not issued any of our shares. In PRC, corporate ownership is determined by each shareholder’s proportionate capital contribution. As a result of entering into the Agreement, the shareholders of Naiji became the shareholders of AEPW in equal proportions wherein the 24,000,000 shares were allocated based on the capital contributions, or ownership, of Naiji. The Agreement therefore was a non-arms length transaction.
Naiji has produced high and mid-voltage electrical switchgears since its inception in 1997.
For the year ended December 31, 2009, we generated a pre-tax income of $553,733 compared with a pre-tax net income of $64,075 for the 2008 fiscal year end period.

6

Recent Events
On December 4, 2009, we filed a Schedule 13E-3 Transaction Statement including a Preliminary Information as an Exhibit with the Securities and Exchange Commission (“SEC”) in connection with the approval by the board of directors of a reverse stock split of one share for each 500 shares of the Company’s common stock presently issued and outstanding. The purpose of the reverse stock split is to reduce the number of stockholders of the Company as part of a process to permit the Company to terminate operating as a “reporting company” under the Securities Exchange Act of 1934 because of the disproportionate expense in remaining a “public company” compared with any benefits the Company receives as a result thereof. A Definitive Schedule 14C Information Statement will be sent or made available to all stockholders before the Company carries out the reverse stock split. No proxies are being solicited in connection with this transaction since stockholders holding approximately 70.8% of the issued and outstanding common stock of the Company have voted in favor of the reverse stock split.
We intend to carry out the reverse stock split by filing an amendment to our Articles of Incorporation with the Secretary of State of Nevada after the SEC approves the transaction disclosure documents and we complete the dissemination of transaction information materials to our stockholders. We also intend to file a final Schedule 13E-3 Transaction Statement and a Form 15 Certification and Notice of Termination of Registration with the SEC in order to effect the voluntary deregistration of our common stock after the reverse stock split is completed. For more information regarding the reverse stock split, please see our Schedule 13E-3 Transaction Statement, as amended, and the exhibits thereto, and Schedule 14C Preliminary Information Statement and the exhibits thereto, all of which were filed on March 11, 2010.
Results of Operations
March 31, 2010, compared to March 31, 2009
Revenues

	Three months ended		Three months ended
	March 31, 2010	% Sales	March 31, 2009	% Sales
Revenue	$3,536,923	100%	$2,079,282	100%
Cost of Sales	2,830,142	80%	1,702,321	82%

Gross Profit	$706,781	20%	$376,961	18%
Our revenues for the three months ended March 31, 2010 were $3,536,923, which represents an increase of $1,457,641 (or 70.1% which includes the effectiveness of the exchange rate) from revenues of $2,079,282 for the comparable 2009 period. The increase in revenues reflects further market penetration and the economic recovery.
Cost of Sales for the three month period in 2010 was $2,830,142, which represents an increase of $1,127,821 (or 66.2%) from $1,702,321 for the comparable 2009 period. The increase in cost of sales reflects the corresponding increase in sales for the period. Gross profit for the 2010 period was $706,781 representing an increase of $329,820 or $87.5% from $376,961 for the comparable period in 2009. The increase in gross profit is attributable to the increase in revenues for the 2010 period.
Selling and Administrative Expenses
Selling and administrative expenses (which includes salaries and benefits, depreciation and amortization, travel and promotion, technical support and related overhead, among other charges) for the 2010 three month period were $773,216, which represents an increase of $278,056 (or 56%) from $495,160 for the prior year period. The increase

7

in selling and administrative expenses for the 2010 three month period was due principally to the $350,000 executive salaries and bonuses paid to the Company’s CEO, Secretary and CFO in 2010 period compared to $0 for the 2009 period, offset by a decrease of $75,244 in salaries, benefit and dues. Additional changes include research & development expenses ($6,795 for the 2010 period compared with $25,318 for the 2009 period), technology support ($12,469 for the 2010 period compare with $8,418 for the 2009 period), automotive expense ($21,257 for 2010 period compared with $13,206 for the 2009 period), office and utilities ($22,604 for the 2010 period and $21,859 for 2009 period), bad debt expense (expense of $63 for the current period versus a prior year expense of $510), travel and promotion ($67,537 for the 2010 period compared with $62,790 for the 2009 period), depreciation ($68,072 for the 2010 period compared with $63,876 for the 2009 period), and other miscellaneous charges ($74,567 for the 2010 period compared with $74,008 for the 2009 period).
During the 2010 first three month period: the increase in transportation was attributed to the increase in sales; the salaries and bonuses in the first quarter of 2009 include $92,305 annual bonuses for the fiscal year 2008; additional depreciation for our new facilities, raised staff benefits and cost for a recruiter, in addition to the increased fuel expenses caused by increase gasoline price, are the main reasons for the increase in general and administrative expenses.
Operating Loss
During the first three months of 2010, we had an operating loss of $66,435 compared with an operating loss of $118,199 for the comparable period in 2009, due to the reasons discussed above.
Other Income (Expense)
The net amount of other income (expense) was $3,598 for the 2010 three month period compared with net expenses of $9,534 for the comparable 2009 period. The increase in other income (expense) for the 2010 three month period was due primarily to a reduction in the other expense category.
Income Taxes
We provided for income tax of $35,632 in the first quarter in 2010 compared with $0 in the same period of 2009. We did not pay income tax in 2009 because we recorded a net loss in the fiscal year 2008.
Income before Income Taxes, Net Income for the Period, Total Comprehensive Income, and Loss Per Common Share
For the 2010 first three month period, we had a loss before income tax of $70,033 compared with a loss of $127,733 for the comparable period in 2009. During the 2010 three month period, we also made a provision for income taxes of $35,632, compared with a provision of $0 for the comparable period in 2009.
Our net loss for the 2010 three month period was $105,665, compared with the net loss of $127,733 for the comparable period in 2009. Foreign currency translation adjustments, which are the impact of different foreign exchange rates applied to the balance sheet and income statement, were a gain of $2,048 for the 2010 three month period, compared to a gain of $13,032 for the same period in 2009. Total comprehensive loss of $103,617 for the first three months of 2010 compares with total comprehensive loss of $114,701 for the same period in 2009. Loss per Common Share for the three months ended March 31, 2010 and March 31, 2009 was less than $0.01 per share.

8

Current Trends in the Industry
With new developments in rural areas, the PRC will be accepting bids to service such areas to establish electrical networks. We anticipate such new developments may potentially increase our sales by 20% during fiscal 2010. A majority of our sales are generated through referrals from existing customer base. However with these new developments, we expect a substantial amount of our sales to be generated by fulfilling PRC contract bids to service rural areas in 2010.
Liquidity and Capital Resources
As of March 31, 2010, we had working capital of $2,489,958 compared to working capital of $2,697,076 as of December 31, 2009. The decrease is due principally to the decrease in accounts receivable, decrease of cash reserve and the increases in other liabilities and advances from customers, partially offset by decreases in accrued liabilities and accounts payable.
Over the next three months, we will require approximately $3,080,000 to sustain our working capital needs as follows, based on projected sales of $4,000,000:

Materials, Labor, Overhead	$2,460,000
Selling Expenses and Administrative Expenses	$620,000

Total	$3,080,000
Sources of Capital
We expect our revenues generated from operations to cover our projected working capital needs; however, if additional capital is needed, we will explore financing options such as shareholder loans. Shareholder loans are without stated terms of repayment. In the past, we have been charged interest at the rate of 6% per annum. We have no formal agreement that ensures that we will receive such loans. In the event shareholder loans are not available, we may seek long or short term financing from local banks.
We do not have any credit facilities with any lender.
Material Commitments
We do not have any material commitments for capital expenditures.
Seasonal Aspects.
Our business is seasonal in that sales are particularly low in February, due to the Chinese New Year holiday, during which time our business is closed up to 2 weeks. Sales in March are usually higher than usual levels as a result.
Off Balance Sheet Arrangements.
We have no off balance sheet arrangements.

9

CRITICAL ACCOUNTING POLICIES, JUDGMENTS AND ESTIMATES.
Critical Accounting Estimates.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. The application of GAAP involves the exercise of varying degrees of judgment. The resulting accounting estimates will not always precisely equal the related actual results. Management considers an accounting estimate to be critical if:
•	Assumptions are required to be made, and

•	Changes in estimates could have a material adverse effect on our financial statements.
The following table presents information about our most critical accounting estimates and the effects of hypothetical changes in the assumptions used when making such estimates:

Balance Sheet	There is a risk of	How did we arrive	How accurate have	How likely to
Account	change because?	at these Estimates?	we been in the past?	change in the future?

Accounts Receivable	We provide an Allowance For Doubtful Accounts (AFDA) based on the age of each account. Uncollectible accounts are also written off, particularly when bankruptcy occurs.	AFDA provisions are made by analyzing agings of the accounts receivable.	These estimates of AFDA have been accurate in the past.	This method of determining AFDA will likely not change as the method used has provided accurate results.

Inventory	We review the net realizable value of our inventory to ensure that it is recorded at a lower of cost or market value. At this time, any obsolete inventory is written off. The market value could change due to the success of technical innovation on our part or by competitors within the switchgear Market.	The cost of our inventory (including manufacturing Overhead) is compared to net realizable value in the market.	Our procedure has produced reliable results.	We do not expect any change in procedure.

Fixed Assets	We calculate our depreciation using the straight line method based on useful lives of the assets. The useful lives of the asset could change due to technical innovation and or other factors and we may write off or write down obsolete assets.	The estimated lives of fixed assets are based on guidelines provided by Chinese tax authorities.	We believe our depreciation method has produced accurate results.	We do not foresee any changes.

Accrued Liabilities (Income Tax)	We are subject to income taxes in China. The determination of the tax liability is based on calculations which are further based on estimates such as, for example, allowances for bad debt. These estimates may change from time to time and the final tax outcome may increase or decrease our income tax expense provision made.	Income tax provision is calculated based on the statutory tax rate and level of operating income. Operating income is partially based on various estimates.

		These estimates may differ from actual results. This calculation is made monthly and installments are made toward the tax liability.	Our estimates currently have been in line with the actual assessment in our tax liability. Income tax provisions are calculated monthly.	Our estimates may change from time to time and this may affect the income tax provision. We may under or over remit our installments based on how our estimates differ from actual results.

10

Revenue Recognition.
Revenue is recognized when the product is delivered to customers. In determining delivery, consideration is given to the following: whether an arrangement exists with the buyer; whether delivery has occurred; whether the price to the buyer is fixed or determinable; and that collection is reasonably assured. No provision is made for any right of return that may exist as the criteria specified in pronouncement of the Financial Accounting Standards (SFAS) have been met.
Item 3. Quantitative and Qualitative Disclosures about Market Risks
Not applicable because we are a smaller reporting company.
Item 4. Controls and Procedures
Evaluation of Disclosure Controls and Procedures.
The Securities and Exchange Commission defines the term “disclosure controls and procedures” to mean a company’s controls and other procedures that are designed to ensure that information required to be disclosed in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. Our chief executive officer and chief financial officer have concluded, based on the evaluation of the effectiveness of the disclosure controls and procedures by our management, with the participation of our chief executive officer and chief financial officer, as of the end of the period covered by this report, that our disclosure controls and procedures were effective for this purpose, except as noted below under “Changes in Internal Controls.”
Changes in Internal Controls over Financial Reporting.
As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)). Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that as of the end of the period covered by this Quarterly Report on Form 10-Q our disclosure controls and procedures were effective to enable us to accurately record, process, summarize and report certain information required to be included in the Company’s periodic SEC filings, and to accumulate and communicate to our management, including the Chief Executive Officer and Chief Financial Officer, to allow timely decisions regarding required disclosure.
There were no changes in our internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

11

Prior to the issuance of our financial statements, we completed the account reconciliations, analyses and our management review such that we can certify that the information contained in our financial statements for the year ended December 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of the Company.
Limitations on Effectiveness of Controls and Procedures.
Our management, including our Chief Executive Officer and Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal controls will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include, but are not limited to, the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control. The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

12

PART II — OTHER INFORMATION
Item 1. Legal Proceedings.
     None.
Item 1A. Risk Factors.
     Not applicable to small reporting companies.
Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.
     None.
Item 3. Defaults Upon Senior Securities.
     None.
Item 5. Other Information.
     None.
Item 6. Exhibits

31.1	Certification of Chief Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification of Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32.	Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Signatures appear on following page)

13

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASIA ELECTRICAL POWER INTERNATIONAL GROUP INC. Date: June 15, 2010
By:	/s/ Yunlong Guo
Yulong Guo
President and Chief Executive Officer

By:	/s/ Yunbin Li
Yunbin Li
Chief Financial Officer

14

Exhibit 31.1
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Yulong Guo, President and Chief Executive Officer of Asia Electrical Power International Group Inc. (“Company”), hereby certify:
1. I have reviewed this quarterly report on Form 10-Q of the Company for the period ended March 31, 2010;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4. The small business issuer’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting.
5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):
     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and
     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.
Date: June 15, 2010

/s/ Yulong Guo
Yulong Guo
President and Chief Executive Officer

Exhibit 31.2
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002
I, Yunbin Li, Chief Financial Officer of Asia Electrical Power International Group Inc. (“Company”), hereby certify:
1. I have reviewed this quarterly report on Form 10-Q of the Company for the period ended March 31, 2010;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4. The small business issuer’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:
     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
     (c) Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
     (d) Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting.
5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent function):
     (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant’s ability to record, process, summarize and report financial data and have identified for the registrant’s auditors any material weaknesses in internal controls; and
     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls.
Date: June 15, 2010

/S/ Yunbin Li
Yunbin Li
Chief Financial Officer

Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the registrant certify, to the best of their knowledge, that the registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2010 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q, fairly presents, in all material respects, the financial condition and results of operations of the registrant.
Date: June 15, 2010
Asia Electrical Power International Group Inc.

By:	/s/ Yulong Guo
Yulong Guo
President and Chief Executive Officer

By:	/s/ Yunbin Li
Yunbin Li
Chief Financial Officer